Exhibit 10(ag)






                    AMENDED AND RESTATED MORTGAGE WAREHOUSING

                          CREDIT AND SECURITY AGREEMENT

                           Dated as of March 18, 2005

                                      Among

                    CHARTERMAC MORTGAGE CAPITAL CORPORATION,
                                    BORROWER



                               FLEET NATIONAL BANK
                                      AGENT



                                       and



                   THE LENDERS NAMED HEREIN FROM TIME TO TIME
                (INCLUDING FLEET NATIONAL BANK IN SUCH CAPACITY)
                                     LENDERS

                               Up to $100,000,000


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                                TABLE OF CONTENTS
                                -----------------
                                                                                             PAGE
                                                                                             ----
1        BACKGROUND.                                                                           1

         1.1      DEFINED TERMS................................................................1
         1.2      CONTINUATION OF FACILITY.....................................................1
         1.3      GUARANTOR....................................................................1
         1.4      GENERAL......................................................................1
         1.5      ACCOUNTING PRINCIPLES........................................................1

2        LOAN PROVISIONS.                                                                      2

         2.1      THE FACILITY.................................................................2
         2.2      TERM OF LOAN.................................................................3
         2.3      WAREHOUSING ADVANCES.........................................................3
         2.4      INTEREST RATE AND PAYMENT TERMS..............................................3
         2.5      LOAN FEES....................................................................7
         2.6      ACCELERATION.................................................................7

3        SECURITY FOR THE FACILITY.                                                            7

         3.1      GRANT OF SECURITY INTEREST...................................................7
         3.2      AUTHENTICATED RECORD.........................................................9
         3.3      RELEASE OF SECURITY INTEREST IN PLEDGED ASSETS...............................9
         3.4      COLLECTION AND SERVICING RIGHTS.............................................10
         3.5      RETURN OF COLLATERAL AT END OF WAREHOUSING COMMITMENT.......................10
         3.6      DELIVERY OF COLLATERAL DOCUMENTS............................................10
         3.7      LOAN DOCUMENTS AND SECURITY DOCUMENTS.......................................10

4        CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES                                   11

5        CONDITIONS PRECEDENT.                                                                11

         5.1      ESTABLISHMENT OF FACILITY AND FUNDING INITIAL WAREHOUSING ADVANCE...........11
         5.2      WAREHOUSING ADVANCES........................................................13

6        WARRANTIES AND REPRESENTATIONS                                                       14

         6.1      FINANCIAL INFORMATION.......................................................14
         6.2      NO VIOLATIONS...............................................................14
         6.3      NO LITIGATION...............................................................14
         6.4      FRANCHISES, PATENTS, COPYRIGHTS, ETC........................................14
         6.5      GOOD TITLE AND NO LIENS.....................................................14
         6.6      USE OF PROCEEDS.............................................................14
         6.7      ORGANIZATION................................................................14
         6.8      VALID AND BINDING...........................................................15
         6.9      DEFERRED COMPENSATION AND ERISA.............................................15
         6.10     NO MATERIALLY ADVERSE CONTRACTS, ETC........................................16
         6.11     COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC................................16
         6.12     TAX STATUS..................................................................16
         6.13     HOLDING COMPANY AND INVESTMENT COMPANY ACTS.................................16
         6.14     CERTAIN TRANSACTIONS........................................................16
         6.15     REGULATIONS U AND X.........................................................16

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
         6.16     LOAN DOCUMENTS..............................................................16
         6.17     NO MATERIAL CHANGE: NO DEFAULT..............................................16
         6.18     NO BROKER OR FINDER.........................................................17
         6.19     BACKGROUND INFORMATION AND CERTIFICATES.....................................17
         6.20     SERVICING...................................................................17
         6.21     ASSUMED NAMES...............................................................17

7        COVENANTS                                                                            17

         7.1      PUNCTUAL PAYMENT............................................................17
         7.2      MAINTENANCE OF OFFICE.......................................................17
         7.3      RECORDS AND ACCOUNTS........................................................17
         7.4      NOTICES.....................................................................17
         7.5      FINANCIAL STATEMENTS AND REPORTS............................................18
         7.6      EXISTENCE; CONDUCT OF BUSINESS..............................................19
         7.7      INSURANCE...................................................................20
         7.8      TAXES AND TRADE DEBT........................................................20
         7.9      COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS......................20
         7.10     BANK ACCOUNTS...............................................................20
         7.11     CLOSING INSTRUCTIONS........................................................20
         7.12     OTHER LOAN OBLIGATIONS......................................................21
         7.13     FURTHER ASSURANCES..........................................................21
         7.14     RESTRICTIONS ON LIENS, TRANSFERS AND ADDITIONAL DEBT........................21
         7.15     DISTRIBUTIONS...............................................................23
         7.16     RESTRICTIONS ON INVESTMENTS.................................................23
         7.17     INDEMNIFICATION AGAINST PAYMENT OF BROKERS' FEES............................23
         7.18     MERGER, CONSOLIDATION.......................................................23
         7.19     SUBSIDIARIES................................................................24
         7.20     LOANS AND ADVANCES..........................................................24
         7.21     FISCAL YEAR.................................................................24
         7.22     CHARGING ACCOUNTS...........................................................24
         7.23     PLACE FOR RECORDS; INSPECTION...............................................24
         7.24     COSTS AND EXPENSES..........................................................25
         7.25     INDEMNIFICATION.............................................................25
         7.26     FINANCIAL COVENANTS.........................................................26
         7.27     REPLACEMENT DOCUMENTATION...................................................26
         7.28     ADDITIONAL FACILITIES CO-TERMINOUS AND CROSS DEFAULTED......................26
         7.29     PLEDGE OF SERVICING CONTRACTS...............................................27
         7.30     RECOURSE SERVICING CONTRACTS................................................27
         7.31     GESTATION AGREEMENTS........................................................27
         7.32     NO SUBSIDIARIES.............................................................27

8        SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING COLLATERAL              27

         8.1      SPECIAL REPRESENTATIONS AND WARRANTIES CONCERNING ELIGIBILITY AS
                  SELLER/SERVICER OF MORTGAGE LOANS...........................................27
         8.2      SPECIAL REPRESENTATIONS AND WARRANTIES CONCERNING WAREHOUSING COLLATERAL....27
         8.3      SPECIAL AFFIRMATIVE COVENANTS CONCERNING WAREHOUSING COLLATERAL.............29
         8.4      SPECIAL NEGATIVE COVENANTS CONCERNING WAREHOUSING COLLATERAL................30
         8.5      SPECIAL REPRESENTATION AND WARRANTY CONCERNING FANNIE MAE DUS PROGRAM
                  RESERVE REQUIREMENTS........................................................30
         8.6      SPECIAL REPRESENTATIONS AND WARRANTIES CONCERNING FHA PROJECT MORTGAGE
                  LOANS.......................................................................30
         8.7      SPECIAL REPRESENTATIONS AND WARRANTIES CONCERNING SERVICING COLLATERAL......31

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
9        EVENTS OF DEFAULT                                                                    31

         9.1      DEFAULT AND EVENTS OF DEFAULT...............................................31
         9.2      WRITTEN WAIVERS.............................................................33
         9.3      REMEDIES....................................................................33

10       SECURITY INTEREST AND SET-OFF.                                                       35

         10.1     SECURITY INTEREST...........................................................36
         10.2     SET-OFF.....................................................................36
         10.3     RIGHT TO FREEZE.............................................................36
         10.4     ADDITIONAL RIGHTS...........................................................36

11       THE AGENT AND THE LENDERS                                                            36

         11.1     RIGHTS, DUTIES AND IMMUNITIES OF THE AGENT..................................36
         11.2     RESPECTING LOANS AND PAYMENTS...............................................39
         11.3     ASSIGNMENT AND PARTICIPATION................................................42
         11.4     ADMINISTRATIVE MATTERS......................................................44

12       GENERAL PROVISIONS.                                                                  45

         12.1     NOTICES.....................................................................45
         12.2     PAYMENTS TO BE CHARGED AS AN ADVANCE........................................46
         12.3     PARTIES BOUND; INTEGRATION..................................................46
         12.4     WAIVERS, EXTENSIONS AND RELEASES............................................47
         12.5     GOVERNING LAW; CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL.........47
         12.6     CONSENT TO JURISDICTION.....................................................47
         12.7     JURY TRIAL WAIVER...........................................................47
         12.8     SURVIVAL....................................................................47
         12.9     CUMULATIVE RIGHTS...........................................................48
         12.10    CLAIMS AGAINST AGENT OR LENDERS.............................................48
         12.11    OBLIGATIONS ABSOLUTE........................................................48
         12.12    COUNTERPARTS................................................................48
         12.13    TIME OF THE ESSENCE.........................................................48
         12.14    NO ORAL CHANGE..............................................................49
         12.15    MONTHLY STATEMENTS..........................................................49

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                             EXHIBITS AND SCHEDULES:
                             ----------------------
                                                                                      SECTION REFERENCE
                                                                                      -----------------
                                                                                                 NUMBER
                                                                                                 ------
Exhibit A           -    Definitions                                                                1.1
Exhibit B           -    Procedures and Documentation for Warehousing Advances                    2.3.2
Exhibit C           -    Form of Request for Warehousing Advances                                 2.3.2
Exhibit D           -    Eligible Loans and Other Assets                                          2.1.3
Exhibit E           -    Form of Assignment and Acceptance Agreement                             11.3.1
Exhibit F           -    Form of Lenders' Notes
Exhibit G           -    Form of Compliance Certificate
Exhibit H           -    Commitment Increase Supplement
Schedule 1          -    Lenders and Commitments
Schedule 4          -    Authorized Representatives                                                   4
Schedule 6.3        -    Litigation
Schedule 6.7.1      -    Ownership, Subsidiaries and Taxpayer Identification Numbers
Schedule 6.14       -    Certain Transactions
Schedule 6.20       -    Servicing Portfolio
Schedule 6.21       -    Assumed Names
Schedule 7.7        -    Insurance
Schedule 7.12       -    Indebtedness of Borrower and its Subsidiaries
Schedule 7.14.1     -    Other Indebtedness
Schedule 7.14.2     -    Other Liens

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                   AMENDED AND RESTATED MORTGAGE WAREHOUSING
                   -----------------------------------------
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

     THIS AMENDED AND RESTATED MORTGAGE WAREHOUSING CREDIT AND SECURITY AGREEMENT is made and entered into as of the 18th day of March, 2005, among CHARTERMAC MORTGAGE CAPITAL CORPORATION, a Delaware corporation (the "Borrower"), FLEET NATIONAL BANK as a Lender (as defined in EXHIBIT A) and as agent (in such capacity, the "Agent") for itself and the other Lenders, and such Lenders.

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   BACKGROUND.
     ----------

     1.1 DEFINED TERMS. Capitalized terms used in this Agreement which are not otherwise defined herein are defined either in EXHIBIT A, or in another Loan Document, as provided in EXHIBIT A.

     1.2 CONTINUATION OF FACILITY. At the Borrower's request, the Lenders previously established this secured mortgage warehousing facility (the "Facility") pursuant to that certain Mortgage Warehousing Credit and Security Agreement, dated as of December 24, 2001 (the "Original Agreement"), the proceeds of the Warehousing Advances made under which have been used by the Borrower to fund Eligible Loans. The Borrower has also requested that the Lenders continue to make available the Facility, and in response to such request, the Lenders are willing to amend and restate the Original Agreement and to renew the Facility upon the terms and conditions set forth herein, it being the intention of the parties that such amendment and restatement shall constitute a continuation, rather than a novation, of the obligations under the Original Agreement.

     1.3 GUARANTOR. Each Guarantor shall guaranty the Obligations subject to the terms and conditions of their respective Guaranties.

     1.4 GENERAL. Unless otherwise specified in the Loan Documents: (i) references in a Loan Document to "Sections," "Exhibits," and "Schedules" are to sections, exhibits, and schedules in and to such Loan Document, (ii) references in a Loan Document to any document, instrument, or agreement (a) shall include all exhibits, schedules, and other attachments thereto, (b) shall include all documents, instruments, or agreements issued or executed in replacement or restatement thereof, to the extent permitted hereby, and (c) shall mean such document, instrument, or agreement, or replacement or predecessor thereto, as amended, supplemented, restated, or otherwise modified from time to time to the extent permitted hereby and in effect at any given time, (iii) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, the feminine, and the neuter, (iv) unless explicitly set forth to the contrary, a reference to a "Subsidiary" means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary, and a reference to an "Affiliate" means a reference to an Affiliate of the Borrower, (v) titles and captions of Sections, subsections, and clauses in any Loan Document are for convenience only, and neither limit nor amplify the provisions of such Loan Document, (vi) unless otherwise indicated, all references to time are references to Boston, Massachusetts, time, (vii) all references to money (including the symbol "$") are to lawful currency of the United States, (viii) references to "including" mean including without limiting the generality of any description preceding that word, (ix) the rule of construction providing that references to general items following references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (x) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (xi) references to any Legal Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (xii) references to dollars (including the symbol "$") shall mean lawful money of the United States.

     1.5 ACCOUNTING PRINCIPLES. All accounting and financial terms used in the Loan Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period. The Borrower shall notify the Agent of any change


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in GAAP from that in effect on the date hereof which would in any way effect the operation of any covenant in any Loan Documents (including covenants which relate to Persons other than the Borrower, such as the Guarantors) whereupon, the Agent and the Borrower shall attempt for a reasonable period (not to exceed ten (10) Business Days unless the Agent and the Borrower agree to extend such time period) to agree upon appropriate amendments to the affected covenants to eliminate such effect and to produce equivalent results, failing which, for purposes of calculating such financial covenants, GAAP will mean generally accepted accounting principles on the date just prior to the date on which any such change in GAAP became effective.

2.   LOAN PROVISIONS.
     ---------------

     2.1  THE FACILITY.
          ------------

          2.1.1 Subject to the terms and conditions of this Agreement, the Lenders agree to make Warehousing Advances to the Borrower from the Closing Date to the Maturity Date (or, in the event that the Maturity Date is not a business day, to the business day immediately preceding the Maturity Date), during which period the Borrower may borrow, repay and reborrow in accordance with the provisions of this Agreement. The aggregate amount of all Warehousing Advances outstanding from time to time hereunder may hereinafter collectively be referred to as the "Loan." The aggregate principal amount of the Loan outstanding at any one time may not exceed the Warehousing Commitment Amount. While a Default exists, the Lenders may refuse to make any additional Warehousing Advances to the Borrower. All Warehousing Advances under this Agreement constitute a single indebtedness, and all of the Collateral is security for the Notes and for the performance of all of the Obligations.

          2.1.2 MAXIMUM AMOUNT OF FACILITY; INCREASE IN TOTAL COMMITMENT. Subject to the applicable terms and conditions of this Agreement, including terms and conditions of this Section 2.1.2, the maximum principal amount outstanding under the Facility shall not exceed $100,000,000.

          (i) So long as the Incremental Loan Commitment Requirements are satisfied at the time of the delivery of the request referred to below, the Borrower shall have the right at any time and from time to time, upon at least ten (10) Business Days' prior written notice to the Agent, to increase the amount of the Total Commitment to an amount in no event to exceed $125,000,000, either by new Lenders establishing Commitments, or by one or more of the then existing Lenders increasing their Commitments (each such increase by either means, a "Commitment Increase," and each such new Lender, or Lender increasing its Commitment, an "Additional Commitment Lender"), PROVIDED, HOWEVER, that (a) if the Borrower desires to accomplish such increase in whole or in part through an increase in the Commitment of one or more then existing Lenders, the Agent shall manage the process in coordination with the Borrower, (b) no Lender shall under any circumstance be obligated to provide a Commitment Increase as a result of any such request by the Borrower, (c) any new Lender must qualify as an Eligible Assignee and shall be subject to the approval of the Agent, which approval shall not unreasonably be withheld, (d) the terms of any Commitment Increase shall be on the same terms and conditions as the Commitments of all other Lenders, and (e) without the consent of the Agent and all of the Lenders, at no time shall there be more than three (3) Lenders hereunder. No Commitment Increase shall become effective unless and until the Borrower, the Agent, and the Additional Commitment Lender shall have executed and delivered an agreement substantially in the form of EXHIBIT H hereto (a "Commitment Increase Supplement"). Each Commitment Increase shall be in a minimum aggregate amount of at least $10,000,000 and in integral multiples of $1,000,000 in excess thereof.

          (ii) In connection with any Commitment Increase to be provided hereunder, the Incremental Loan Commitment Requirements and any other conditions precedent agreed to by the Borrower that may be set forth in the applicable Commitment Increase Supplement shall have been satisfied
     (including, without limitation, the payment of any fees by the Borrower required in connection therewith, including, without limitation, any agreed upon up-front or arrangement fees owing to the Agent), and the Borrower shall deliver to the Agent an opinion or opinions, in form and substance reasonably satisfactory to the Agent, from counsel to the Borrower reasonably satisfactory to the Agent (it being agreed that the counsel that delivered the legal opinions on the Closing Date shall be satisfactory to the Agent) and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Agent on the Closing Date as may


                                       2
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     be reasonably  requested by the Agent,  and such other matters as the Agent reasonably may request. The Agent shall promptly notify each Lender as to the effectiveness of each Commitment Increase (with each date of such effectiveness being referred to herein as a "Commitment Increase Date"), and at such time (x) the Warehousing Commitment Amount under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Commitment Increases, (y) SCHEDULE 1 shall be deemed modified to reflect the revised Commitments of the affected Lenders, and (z) to the extent requested by any Additional Commitment Lender, Notes will be issued at the Borrower' s expense to such Additional Commitment Lender, to be in conformity with requirements of Section 2.4 (with appropriate modification) to the extent necessary to reflect the new Commitment of such Additional Commitment Lender.

          (iii) In connection with any provision of Commitment Increases hereunder, the Lenders and the Borrower agree that, notwithstanding anything to the contrary in this Agreement, the Borrower shall, in coordination with the Agent: (x) repay portions of outstanding Warehousing Advances of certain Lenders, and obtain new or further Warehousing Advances from certain other Lenders (including the Additional Commitment Lenders), or (y) take such other actions as reasonably may be required by the Agent (including by requiring new Warehousing Advances to be obtained and added to then outstanding Warehousing Advances), in each case to the extent necessary so that all of the Lenders effectively participate in each outstanding Warehousing Advance pro rata on the basis of their Commitment
     Percentages (determined after giving effect to any increase in the Total Commitment pursuant to this Section 2.1.2).

          2.1.3 LIMITATIONS ON ADVANCES. In addition to the limitations set forth on EXHIBIT D or elsewhere in this Agreement, each Warehousing Advance to fund a Multifamily Property shall be limited to the lesser of (x) the Mortgage Note Amount, or (y) the Committed Purchase Price amount.

          2.1.4 OUTSTANDING BALANCE OF THE LOAN. In the event at any time the outstanding principal balance of the Loan should exceed the lesser of (x) the Warehousing Commitment Amount or (y) the aggregate Warehousing Collateral Value of all Eligible Loans against which Warehousing Advances are then outstanding, the Borrower shall repay such excess amount on demand to the Agent so that the outstanding principal balance of the Facility is in compliance with the terms and provisions hereof.

     2.2 TERM OF LOAN. The Loan shall mature and become due and payable, and shall be repaid (together with all accrued and unpaid interest thereon and any other than outstanding Obligations) by the Borrower in full, on the Maturity Date.

     2.3  WAREHOUSING ADVANCES.
          --------------------

          2.3.1 To obtain a Warehousing Advance under this Agreement, the Borrower must deliver to Agent, not later than 1 Business Day before the Business Day on which the Borrower desires the Warehousing Advance, a completed and signed request for a Warehousing Advance ("WAREHOUSING ADVANCE REQUEST"), on the then current form approved by Agent.

          2.3.2 Subject to the delivery of a Warehousing Advance Request, and the satisfaction of the conditions set forth in Sections 5.1 and 5.2, the Borrower may obtain a Warehousing Advance under this Agreement upon compliance with the procedures set forth in this Section and in the applicable EXHIBIT B, including delivery to Agent of all required Collateral Documents. Agent's current forms of Warehousing Advance Request are set forth in EXHIBIT C. Upon not less than 3 Business Days' prior Notice to the Borrower, Agent may modify its form of Warehousing Advance Request and any other Exhibit referred to in this Section to conform to current Legal Requirements or Agent's or any Lender's practices and, as so modified, those Exhibits will be deemed a part of this Agreement.

     2.4 INTEREST RATE AND PAYMENT TERMS. All Warehousing Advances made under the Facility shall be payable as to interest and principal in accordance with the provisions of this Agreement and the Notes. This Agreement also provides for interest at a Default Rate, Late Charges and prepayment rights and fees. All payments for the account of Lenders shall be applied to the respective accounts of the Lenders in accordance with each Lender's Commitment Percentage. The Agent will disburse such payments to the Lenders on the date of receipt thereof if


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



received prior to 10:00 a.m. on such date and, if not, on the next Business Day. Any and all interest rate selection and conversion provisions in this Agreement are to be administered by the Agent and to be allocated on a pro rata basis to the Note held by each Lender based upon such Lender's Commitment Percentage.

          2.4.1 INTEREST RATE. Principal amounts outstanding under the Loan shall bear interest at the following rates, at the respective Borrower's selection, subject to the conditions and limitations provided for in this
Agreement: (i) Variable Rate or (ii) Fixed Rate.

          2.4.2 SELECTION TO BE MADE. The Borrower, when requesting a Warehousing Advance shall select, and thereafter may change the selection of, the applicable interest rate, from the alternatives otherwise provided for in this Agreement, by giving Agent a Notice of Rate Selection: (i) at the time of the request for such Warehousing Advance, (ii) at least two (2) Business Days prior to the Federal Funds Rate Adjustment Date for any outstanding Fixed Rate Advances, or (iii) on any Business Day on which the Borrower desires to convert an outstanding Fixed Rate Advance to a Variable Rate Advance.

          2.4.3 NOTICE. The Borrower shall give to the Agent a "Notice of Rate Selection" from time to time which shall be a written notice, given by telecopier (with authorized signature), or by telephone if immediately confirmed by such a written notice, from an Authorized Representative of the Borrower which: (i) shall be irrevocable; (ii) is received by Agent not later than 10:00 o'clock A.M.: (a) if a Fixed Rate is selected, at least two (2) Business Days prior to the Federal Funds Rate Adjustment Date, (b) if a Variable Rate is selected, on the day on which such rate is first to apply; and (iii) as to each selected interest rate option, sets forth the aggregate principal amount(s) to which such interest rate option(s) shall apply.

          2.4.4 IF NO NOTICE. If the Borrower fails to select an interest rate option in accordance with the foregoing prior to a Warehousing Advance, any new Warehousing Advance made shall be deemed to be a Fixed Rate Advance.

          2.4.5 TELEPHONIC NOTICE. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, Agent may act without liability upon the basis of telephonic notice believed by Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each case the Borrower hereby waives the right to dispute Agent's record of the terms of such telephonic Notice of Rate Selection.

          2.4.6 PAYMENT AND CALCULATION OF INTEREST.
                -----------------------------------

          (i) All interest shall be: (a) payable in arrears commencing April 1, 2005, and on the same day of each month thereafter until the principal together with all interest and other obligations payable with respect to the Loan shall be fully paid; and (b) calculated on the basis of a 360 day year and the actual number of days elapsed. If any Warehousing Advances shall constitute Variable Rate Advances, then each change in the Prime Rate shall simultaneously change the Variable Rate payable under this Agreement. If any Warehousing Advances shall constitute Fixed Rate Advances, then each change in the Federal Funds Base Rate shall change the Fixed Rate payable under this Agreement on the Federal Funds Rate Adjustment Date. Changes in the rate of interest resulting from the changes in the Prime Rate or the Federal Funds Base Rate shall take place immediately without prior notice or demand of any kind.

          (ii) If, for any reason, (1) the Borrower repays a Warehousing Advance on the same day that it was made by the Lenders or (2) the Borrower instructs Agent not to make a previously requested Warehousing Advance after the Lenders have reserved funds or made other arrangements necessary to enable such Lenders to fund that Warehousing Advance, Borrower agrees to pay to each Lender an administrative fee equal to 1 day of interest on that Warehousing Advance at a rate of 1 1/2% per annum. Administrative fees are due and payable in the same manner as interest is due and payable under this Agreement.

          2.4.7 PRINCIPAL. The outstanding principal balance of the Loan shall be repaid as follows:

          (i) Each Warehousing Advance (or any portion thereof, if such Warehousing Advance was used to fund multiple Eligible Loans) shall be repaid upon the earlier to occur of (x) the payment of the Committed Purchase Price from an Investor with respect to any Eligible Loan or (y) that date which is ninety (90) days from the date of the funding of such Warehousing Advance.

          (ii) Upon telephonic Notice to the Borrower by Agent, the Borrower must pay to Agent, and the Borrower hereby authorizes Agent to charge the Borrower's Operating Account maintained with the Agent for, the amount of any outstanding Warehousing Advance against a specific Pledged Asset upon the earliest occurrence of any of the following events:

               (a) On the date a Warehousing Advance was made if the Pledged Loan that was to have been funded by that Warehousing Advance is not closed and funded.

               (b) Three (3) Business Days elapses from the date a Warehousing Advance was made against a Pledged Loan, without receipt of the Collateral Documents relating to that Pledged Loan required to be delivered on that date, or such Collateral Documents, upon examination by Agent, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

               (c) Ten (10) Business Days elapse without the return of a Collateral Document delivered by Agent to the Borrower under a Trust Receipt for correction or completion.

               (d) On the date on which a Pledged Loan is determined to have been originated based on untrue, incomplete or inaccurate information or otherwise to be subject to fraud, whether or not the Borrower had knowledge of the misrepresentation, incomplete or incorrect information or fraud, or on the date on which the Borrower knows, or has reason to know, or receives Notice from the Agent, that one or more of the representations and warranties set forth in Article 8 were inaccurate or incomplete in any material respect on any date when made or deemed made.

               (e) On the date the Pledged Loan or a Lien prior to the Pledged Loan is defaulted and remains in default for a period of 60 days or more.

               (f) On the mandatory delivery date of the related Purchase Commitment if the specific Pledged Loan has not been delivered under the Purchase Commitment prior to such mandatory delivery date, or on the date the related Purchase Commitment expires or is terminated.

               (g)  Three (3)  Business  Days  after the date a Pledged  Loan is
          rejected  for  purchase  by  an  Investor   unless  another   Purchase
          Commitment is provided within that 3 Business Day period.

               (h) Upon the sale, other disposition or prepayment of any Pledged Asset or, with respect to a Pledged Loan included in an Eligible
          Mortgage Pool, upon the sale or other disposition of the related Agency Security.

          (iii) In addition to the payments  required pursuant to Sections 2.4.7
     (ii), if the principal amount of any Pledged Loan is prepaid in whole or in part while a Warehousing Advance is outstanding against the Pledged Loan, the Borrower must pay to Agent, without the necessity of prior demand or Notice from Agent, the amount of the prepayment, to be applied against the Warehousing Advance.

          (iv) The proceeds of the sale or other disposition of Pledged Assets must be paid directly by the Investor to the Cash Collateral Account. The Borrower must give Notice to Agent (by telephone or electronic mail, and if by telephone, followed promptly by written notice) of the Pledged Assets for which proceeds have been received. Upon receipt of such Notice from the Borrower, Agent will apply any proceeds deposited into the Cash Collateral Account to the payment of the Warehousing Advance related to the Pledged Assets identified by the Borrower in its Notice, and those Pledged Assets will be considered to have been redeemed from pledge. Agent is entitled to rely upon the Borrower's affirmation that deposits in the Cash Collateral Account represent payments from Investors for the purchase of the Pledged Assets specified by the Borrower in its Notice. If the payment from an Investor for the purchase of Pledged Assets is less than the outstanding Warehousing Advance against the Pledged Assets identified by the Borrower in its Notice (the "Deficiency"), the Borrower shall immediately deposit into the Cash Collateral Account the amount of such Deficiency in collected funds, and the Borrower authorizes Agent to charge the Borrower's Cash Collateral Account for the amount deposited by the Borrower to cover such Deficiency to be applied against such Warehousing Advance. As long as no Default exists, Agent will transfer into the Borrower's Operating Account any excess payment from an Investor for Pledged Assets.

          (v) Agent reserves the right to revalue any Pledged Loan that is not covered by a Purchase Commitment from Fannie Mae or Freddie Mac. Agent reserves the right to revalue any Pledged Loan that is to be exchanged for an Agency Security if that Agency Security is not covered by a Purchase Commitment. The Borrower must pay to Agent, without the necessity of prior demand or Notice from Agent, any amount required after any such revaluation to reduce the principal amount of the Warehousing Advance outstanding against the revalued Pledged Loan to an amount equal to the Advance Rate for the applicable Eligible Loan type multiplied by the Fair Market Value of the respective Mortgage Loan.

          (vi) As provided for in Section 2.4.9.

          2.4.8 PREPAYMENT. The Loan or any portion thereof may be prepaid in full or in part, without premium or penalty, at any time by 2:00 p.m. on the date of such payment.

          2.4.9 MATURITY. Upon acceleration of the Loan, if the Loan has been accelerated by the Agent (or the Facility has been automatically terminated) upon an Event of Default, or at the Maturity Date, all accrued and unpaid interest, principal and other Obligations due with respect to the Loan shall be due and payable in full, and the principal balance and such other Obligations, but not unpaid interest, shall continue to bear interest at the Default Rate until so paid.

          2.4.10 METHOD OF PAYMENT; DATE OF CREDIT. All payments of interest, principal and fees shall be made in lawful money of the United States in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments:
(a) by direct charge to the Cash Collateral Account of the Borrower, with respect to interest, or (b) by wire transfer to Agent. Payments shall be credited on the Business Day on which immediately available funds are received prior to 2:00 P.M.; payments received after 2:00 P.M. shall be credited to the Loan on the next Business Day. Payments which are by check, which Agent may at its option accept or reject, or which are not in the form of immediately available funds, shall not be credited to the Loan until such funds become immediately available to Agent, and, with respect to payments by check, such credit shall be provisional until the item is finally paid by the payor bank. All payments shall be applied first to the payment of all fees, expenses, and other amounts due to the Lenders (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal, provided, however, that after the occurrence and during the continuation of an Event of Default, payments will be applied to the Obligations as the Agent determines, subject to the provisions of section 11.2.4.

          2.4.11 BILLINGS. Agent may submit monthly billings reflecting payments due; however, any changes in the interest rate which occur between the date of billing and the due date may be reflected in the billing for a subsequent month. Neither the failure of Agent to submit a billing nor any error in any such billing shall excuse the Borrower from the obligation to make full payment of all the Borrower's payment Obligations when due.

          2.4.12 DEFAULT RATE. Agent shall have the option of imposing, and the Borrower shall pay upon billing therefor, an interest rate which is four percent (4%) per annum above the Variable Rate ("Default Rate"): following any Event of Default (including, without limitation, following the Maturity Date), unless and until the Event of Default is waived by Agent or cured, and the Borrower's right to select pricing options shall cease.

          2.4.13 LATE CHARGES. The Borrower shall pay, upon billing therefor, a "Late Charge" equal to five percent (5%) of the amount of any payment of principal, other than principal due at the Maturity Date (or the date on which the Agent accelerates the time for payment of the Loan after the occurrence of an Event of Default), interest, or other Obligations, which are not paid within ten (10) days of the due date thereof. Late Charges are: (a) payable in addition to, and not in limitation of, the Default Rate, (b) intended to compensate Agent and the Lenders for administrative and processing costs incident to late payments, (c) not interest, and (d) not subject to refund or rebate or credit against any other amount due.

          2.4.14 OVERDRAFT ADVANCES. Notwithstanding any other provision of this Agreement, if, pursuant to this Agreement, the Agent debits the Borrower's Operating Account to honor an item presented against the Operating Account and that debit or direction results in an overdraft, the Agent may, but in no event shall be obligated to, make an additional Warehousing Advance to fund that overdraft (an "Overdraft Advance"). The Borrower shall pay the outstanding amount of any Overdraft Advance within one (1) Business Day after the date of the Overdraft Advance.

     2.5  LOAN FEES.
          ---------

          2.5.1 LOAN FEES. The Borrower shall pay a commitment fee for the period commencing on December 22, 2004 and ending on February 28, 2006, as agreed to among the Borrower and the Agent in accordance with the provisions of the Fee Letter.

          2.5.2 FACILITY FEE. The Borrower agrees to pay a facility fee to Agent on behalf of the Lenders on the average daily unborrowed portion of the Facility from the Agreement Date to the Maturity Date (the "Facility Fee"), calculated as set forth below. The Facility Fee shall be payable in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter or portion thereof and on the Maturity Date, and shall be calculated by multiplying the average daily unborrowed portion of the Facility for such immediately preceding calendar quarter or portion thereof by 0.025% percent, and multiplying that product by a fraction, the numerator of which is the number of days during such calendar quarter that the Facility remained outstanding, and the denominator of which is ninety (90) days. The Borrower shall not be entitled to any credit, rebate or repayment of the Facility Fee notwithstanding any termination of this Agreement or suspension or termination of the Agent's and any Lender's respective obligation to make Warehousing Advances hereunder.

     2.6 ACCELERATION. The Agent may, and upon the request of the Requisite Lenders shall, terminate the Commitments, and accelerate the Loan, following an Event of Default, provided, however, upon the occurrence of any Event of Default described in Sections 9.1.6 or 9.1.7, the Commitments shall automatically terminate and all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Lenders or the Agent. Upon such an acceleration, all principal, accrued interest and costs, fees, and expenses shall be due and payable together with interest on such principal at the Default Rate and any applicable make whole provisions.

3.   SECURITY FOR THE FACILITY.
     -------------------------

     3.1 GRANT OF SECURITY INTEREST. As security for the Facility and the payment of the Loan and for the performance of all of the Borrower's other Obligations, the Borrower grants a security interest to Agent, for the ratable benefit of the Lenders, in all of the Borrower's right, title and interest in and to the following described property ("Collateral"):

          3.1.1 All amounts advanced by Lenders to or for the account of the Borrower under this Agreement to fund a Mortgage Loan until that Mortgage Loan is closed and those funds disbursed.

          3.1.2 All Mortgage Loans, including all Mortgage Notes and Mortgages evidencing or securing those Mortgage Loans, that are delivered or caused to be delivered to Agent for the benefit of the Lenders (including delivery to a third party on behalf of Agent), or that otherwise come into the possession, custody or control of Agent for the purpose of pledge or in respect of which Lenders have made a Warehousing Advance under this Agreement (collectively, "PLEDGED LOANS").

          3.1.3 All Mortgage-backed Securities that are created in whole or in part on the basis of Pledged Loans or are delivered or caused to be delivered to Agent for the benefit of the Lenders, or are otherwise in the possession of

Agent, or its agent, bailee or custodian as assignee, or pledged to Agent for the benefit of the Lenders, or for such purpose are registered by book-entry in the name of Agent (including delivery to or registration in the name of a third party on behalf of Agent) under this Agreement or in respect of which a Warehousing Advance has been made by Lenders under this Agreement (collectively, "PLEDGED SECURITIES").

          3.1.4 All commitments issued by FHA to insure or guarantee any Mortgage Loans included in the Pledged Loans; all Purchase Commitments held by the Borrower covering Pledged Assets or proposed permanent Pledged Loans, and all proceeds from the sale of Pledged Assets to Investors pursuant to those Purchase Commitments; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Borrower whether as compensation or reimbursement, accounts or general intangibles of whatsoever kind relating to Pledged Assets, FHA Commitments and the Purchase Commitments, and all other documents or instruments relating to Pledged Assets, including any interest of the Borrower in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to Pledged Loans.

          3.1.5 All escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Borrower relating to the Collateral.

          3.1.6 All cash, whether now existing or acquired after the date of this Agreement, delivered to or otherwise in the possession of Agent or any Lender, or their respective agents, bailees or custodians (provided, that with respect to funds held by the Borrower in trust or escrow for any other Person with the Agent or any Lender, only the Borrower's interest in earnings on such funds shall be Collateral) or designated on the books and records of the Borrower as assigned and pledged to Agent for the benefit of the Lenders, including all cash deposited in the Cash Collateral Account.

          3.1.7 All Accounts or General intangibles owned by the Borrower ("RECEIVABLES") related to the Collateral referenced in Sections 3.1.1 through and including 3.1.3 for the payment of money against (1) FHA or a private mortgage insurer under an FHA or private insurer's mortgage insurance policy insuring payment of, or any other Person under any other agreement (excluding a Servicing Contract) relating to, all or part of a defaulted Mortgage Loan repurchased by the Borrower from an investor or out of a pool of Mortgage Loans serviced by the Borrower, (2) obligors and their accounts, or any Investor, insurer or guarantor covering, or out of the proceeds of any sale of or foreclosure sale in respect of, any Mortgage Loan being serviced by any Borrower, in either case, for the reimbursement of real estate taxes or assessments, or casualty or liability insurance premiums, paid by the Borrower in connection with Mortgage Loans and (3) obligors and their accounts, or any other Investor, insurer or guarantor under or in respect of, or out of the proceeds of any sale or foreclosure sale in respect of, any Mortgage Loans serviced by the Borrower for repayment of advances made by the Borrower to cover shortages in principal and interest payments.

          3.1.8 All Hedging Arrangements related to the Collateral referenced in
Section 3.1.1 through and including 3.1.3 ("PLEDGED HEDGING ARRANGEMENTS") and the Borrower's accounts in which those Hedging Arrangements are held ("PLEDGED HEDGING ACCOUNTS"), including all rights to payment arising under the Pledged Hedging Arrangements and the Pledged Hedging Accounts, except that Agent's security interest in the Pledged Hedging Arrangements and Pledged Hedging Accounts is limited to benefits, including rights to payment, related to the Collateral.

          3.1.9 All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds of Collateral are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds of Collateral.

     3.2 AUTHENTICATED RECORD. This Agreement constitutes an authenticated record which authorizes the Agent to file such financing statements as the Agent determines as appropriate to perfect or protect the security interests created by this Agreement.

     3.3  RELEASE OF SECURITY INTEREST IN PLEDGED ASSETS
          ----------------------------------------------

          3.3.1 Except as provided in Section 3.3.2, Pledged Loans will be released from Agent's security interest only against payment to Agent of the Release Amount in connection with those Pledged Loans. If Pledged Loans are transferred to a pool custodian or an investor for inclusion in a Mortgage Pool and Agent's security interest in the Pledged Loans included in the Mortgage Pool is not released before the issuance of the related Mortgage-backed Security, then that Mortgage-backed Security, when issued, is a Pledged Security, Agent's security interest continues in the Pledged Loans backing that Pledged Security and Agent is entitled to possession of the Pledged Security in the manner provided in this Agreement.

          3.3.2 If Pledged Loans are transferred to an Approved Custodian and included in an Eligible Mortgage Pool, Agent's security interest in the Pledged Loans included in the Eligible Mortgage Pool will be released upon the delivery of the Agency Security to Agent (including delivery to or registration in the name of a third party on behalf of Agent), and that Agency Security is a Pledged Security. Agent's security interest in that Pledged Security will be released only against payment to Agent of the Release Amount in connection with the Mortgage Loans backing that Pledged Security.

          3.3.3 Agent has the exclusive right to possession of all Pledged Securities or, if Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the UCC) or its nominee, Agent has the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the UCC) in an account containing only customer securities and credited to an account of Agent. Agent has no duty or obligation to deliver Pledged Securities to an Investor or to credit Pledged Securities to the account of an Investor or the Investor's designee except against payment for those Pledged Securities, unless the Agent shall have entered into a master agreement with such Investor on terms and conditions satisfactory to the Agent. The Borrower acknowledges that Agent may enter into one or more standing arrangements with securities intermediaries with respect to Pledged Securities issued in book entry form or issued in certificated form and delivered to a clearing corporation or its nominee, under which the Pledged Securities are registered in the name of the securities intermediary, and the Borrower agrees, upon request of Agent, to execute and deliver to those securities intermediaries the Borrower's written concurrence in any such standing arrangements.

          3.3.4 If no Default occurs, the Borrower may redeem a Pledged Loan or Pledged Security from Agent's security interest by notifying Agent of its intention to redeem the Pledged Loan or Pledged Security from pledge and either
(1) paying, or causing an Investor to pay, to Agent the Release Amount in connection with the Pledged Loan or the Pledged Loans backing that Pledged Security, or (2) delivering substitute Collateral that, in addition to being acceptable to Agent in its sole discretion will, when included with the remaining Collateral, result in a Warehousing Collateral Value of all Collateral held by Agent that is at least equal to the aggregate outstanding Loan.

          3.3.5 After a Default occurs, Agent may, with no liability to the Borrower or any Person, continue to release its security interest in any Pledged Loan or Pledged Asset against payment of the Release Amount in connection with that Pledged Loan or the Pledged Loans backing that Pledged Security.

          3.3.6 The amount ("RELEASE AMOUNT") to be paid by the Borrower to obtain the release of Agent's security interest in a Pledged Loan will be (1) until an Event of Default occurs, the principal amount of the Warehousing Advances outstanding against the Pledged Loan, and (2) while an Event of Default exists, the full Committed Purchase Price therefor, or amount paid to Agent in a commercially reasonable disposition of that Pledged Loan by the Agent in the exercise of its rights and remedies under this Agreement.

     3.4  COLLECTION AND SERVICING RIGHTS
          -------------------------------

          3.4.1 If no Event of Default exists, the Borrower may service and receive and collect directly all sums payable to the Borrower in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral (which shall be paid directly to the Cash Collateral Account).

          3.4.2 After an Event of Default, Agent or its designee are entitled to service and receive and collect all sums payable to the Borrower in respect of the Collateral, and in such case (1) Agent or its designee in its discretion may, in its own name, in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but Agent has no obligation to do so, (2) the Borrower must, if Agent requests it to do so, hold in trust for the benefit of Agent and immediately pay to Agent at its office designated by Notice, all amounts received by the Borrower upon or in respect of any of the Collateral, advising Agent as to the source of such funds and (3) all amounts so received and collected by Agent will be held by it as part of the Collateral for the ratable benefit of the Lenders.

     3.5  RETURN OF COLLATERAL AT END OF WAREHOUSING COMMITMENT
          -----------------------------------------------------

          3.5.1 If (a) the Warehousing Commitment has expired or been terminated, and (b) no Warehousing Advances, interest or other Obligations are outstanding and unpaid, Agent will release its security interest and will deliver all Collateral in its possession to the Borrower at the Borrower's expense. The Borrower's acknowledgment or receipt for any Collateral released or delivered to the Borrower under any provision of this Agreement is a complete and full acquittance for the Collateral so returned, and Agent is discharged from any liability or responsibility for that Collateral.

     3.6  DELIVERY OF COLLATERAL DOCUMENTS
          --------------------------------

          3.6.1 Agent may deliver documents relating to the Collateral to the Borrower for correction or completion under a Trust Receipt.

          3.6.2 If no Default exists, upon delivery by the Borrower to Agent of shipping instructions pursuant to the applicable EXHIBIT B, Agent will transmit Pledged Loans or Pledged Securities, together with all related loan documents and pool documents in Agent's possession, to the applicable Investor, Approved Custodian or other party acceptable to Agent in its sole discretion.

          3.6.3 If a Default exists, Agent may, without liability to the Borrower or any other Person, continue to transmit Pledged Loans or Pledged Securities, together with all related loan documents and pool documents in Agent's possession, to the applicable Investor, Approved Custodian or other party acceptable to Agent in its sole discretion.

          3.6.4 Upon receipt of Notice from the Borrower under Section 2.4.7(iv), and payment of the Release Amount with respect to a Pledged Loan identified by the Borrower, Agent will release to the Borrower any Collateral Documents relating to the redeemed Pledged Loan or the Pledged Loans backing a Pledged Security that Agent has in its possession and that have not been delivered to an Investor or Approved Custodian.

     3.7 LOAN DOCUMENTS AND SECURITY DOCUMENTS. The Facility and the Loan shall be made, evidenced, administered, secured and governed by all of the terms, conditions and provisions of the "Loan Documents", each as the same may be hereafter modified or amended, consisting of: (i) this Agreement; (ii) the Notes made payable by the Borrower in favor of each Lender; (iii) the Guaranties; (iv) the Assigned Collateral Documents; (v) any other documents, instruments, or agreements executed to further evidence or secure the Loan or any other Obligations; and (vi) any Hedging Arrangements as to which the Agent (or an Affiliate of the Agent) is a counterparty.

     Each of the Loan Documents listed in items (i) through (iii), inclusive, shall be dated as of the date of the Original Agreement or as of the date hereof. The Assigned Collateral Documents are sometimes collectively referred to herein as the "Security Documents".

4. CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES. Agent and each of the Lenders are authorized to rely upon the continuing authority of the Persons hereafter designated by the Borrower ("Authorized Representatives") to bind the Borrower with respect to all matters pertaining to the Loan and the Loan Documents including, but not limited to, the selection of interest rates, the submission of requests for Warehousing Advances, and certificates with regard thereto. Such authorization may be changed only upon written notice to Agent accompanied by evidence, reasonably satisfactory to Agent, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Agent. The Authorized Representatives as of the date of this Agreement are listed on SCHEDULE 4. The Agent shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of the Authorized Representatives so as to assure
Agent and each of the Lenders that each Authorized Representative is a responsible and senior official of the Borrower.

5.   CONDITIONS PRECEDENT
     --------------------

     5.1 ESTABLISHMENT OF FACILITY AND FUNDING INITIAL WAREHOUSING ADVANCE. It shall be a condition precedent of Lenders' obligation to continue the Facility that each of the following conditions precedent be satisfied in full (as determined by the Agent and the Requisite Lenders in their discretion which discretion shall be exercised in good faith), unless specifically waived in writing by the Agent and the Requisite Lenders at or prior to closing:

          5.1.1 SATISFACTORY LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

          5.1.2 NO MATERIAL CHANGE. No material adverse change shall have occurred in the financial condition, business, affairs or operations of the Borrower or either of the Guarantors since the date of their respective financial statements most recently delivered to the Agent (September 30, 2004).

          5.1.3 UCC AND TAX LIEN SEARCHES. UCC, tax lien and judgment searches of the appropriate public records for the Borrower that do not disclose the existence of any prior Lien on the Collateral other than in favor of Agent or as permitted under this Agreement, or other than a Lien in favor of any Person which Lien shall be terminated in accordance with the provisions of this Agreement.

          5.1.4 WARRANTIES AND REPRESENTATIONS ACCURATE. All warranties and representations made by or on behalf of the Borrower and the Guarantors to Agent or any of the Lenders pursuant to the Loan Documents shall be true and accurate in all material respects and shall not omit any material fact necessary to make the same not misleading.

          5.1.5 FINANCIALS. Agent and each of the Lenders shall have received and approved financial statements from the Borrower complying with the standards set forth in Section 7.5.

          5.1.6 VALIDITY AND SUFFICIENCY OF SECURITY DOCUMENTS. UCC financing statements naming the Borrower as debtor and the Agent as secured party covering the Collateral shall have been duly recorded and filed to the satisfaction of Agent and its counsel.

          5.1.7 NO OTHER LIENS. The Collateral shall not be subject to any Liens or encumbrances, whether inferior or superior to the Loan Documents or the other Security Documents, except for a Lien in favor of any Person which shall be terminated in accordance with the provisions of this Agreement.

          5.1.8 ORGANIZATIONAL DOCUMENTS AND ENTITY AGREEMENTS. The Agent shall have received from the Borrower and each Guarantor a copy, certified as of a recent date by the appropriate officer of the State in which such Person is organized to be true and complete, of the corporate charter and any other
organization   documents   of  such   Person  as  in  effect  on  such  date  of
certification. The Borrower and the Guarantors shall furnish evidence satisfactory to the Agent that they are each duly qualified and in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify, except where the failure to so qualify could not have a materially adverse effect on the business, assets, or financial condition of the Borrower or the Guarantors.

          5.1.9 VOTES, CONSENTS AND AUTHORIZATIONS. All action on the part of the Borrower and Guarantors necessary for the valid execution, delivery and performance by (x) the Borrower of this Agreement and the other Loan Documents to which it is or is to become a party, and (y) the Guarantors of the Loan Documents to which they are or are to become a party, shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Borrower and Charter Mac Corporation true copies of their respective by-laws and the resolutions adopted by the their respective boards of directors authorizing the transactions described herein, each certified by each of their secretaries as of a recent date to be true and complete, and the Agent shall have received from CharterMac true copies of its Declaration of Trust and the resolutions adopted by its Board of Trustees authorizing the transactions described herein, each certified by its Manager as of a recent date to be true and complete.

          5.1.10 INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. The Agent shall have received from the Borrower an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower and the Guarantors and giving the name and bearing a specimen signature of each individual who shall be an Authorized Representative: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party; (b) with respect to the Borrower, to make requests for Warehouse Advances; and (c) to give notices and to take other action on behalf of the Borrower under the Loan Documents.

          5.1.11 CORPORATE STRUCTURE. The Agent shall be satisfied in all respects with the legal structure and capitalization of the Borrower and the Guarantors and all documentation relating thereto.

          5.1.12 LITIGATION. There shall be no pending or threatened litigation involving the Borrower or either of the Guarantors which, in the judgment of the Agent, could have a material adverse effect on such Person or the ability of the Borrower or the Guarantors to perform their obligations under the Loan Documents to which they are a party, and no judgment, order, injunction or other similar injunction or other similar restraint prohibiting any of the transactions contemplated hereby shall exist.

          5.1.13 EVIDENCE OF INSURANCE. The Agent shall have received evidence, in form, scope and substance and with such insurance carriers, satisfactory to the Agent, for all insurance policies required under any of the Loan Documents.

          5.1.14 FINANCIAL STATEMENTS. The Lenders shall have received such financial statements and other information and projections as the Agent shall have reasonably requested, and the information shall be satisfactory to the Lenders.

          5.1.15 EXAMINATION OF BOOKS AND ASSETS. The Agent shall have been afforded the opportunity prior to closing, to review the books, records, leases, contracts, pension plans, workers' compensation and retiree health plans, ERISA matters, product liability litigation, insurance coverage and properties of the Borrower, and to perform such other due diligence regarding the Borrower as the Agent shall have required, the results of which review and due diligence shall have been reasonably satisfactory to the Agent and its counsel.

          5.1.16 COMPLIANCE WITH LAW. The Agent shall be satisfied that (i) the Borrower and the Guarantors have obtained all material and appropriate authorizations and approvals of all governmental authorities (including, without limitation, any approvals required by any of Fannie Mae, FHA, Freddie Mac, Ginnie Mae, HUD), required for the due execution, delivery and performance by the Borrower and the Guarantors of each of the Loan Documents to which they are or will be a party and for the perfection of or the exercise by the Agent and each Lender of their respective rights and remedies under the Loan Documents, and (ii) the Facility as well as all other transactions contemplated hereby, shall be in material compliance with, and the Borrower and the Guarantors shall have obtained all material and appropriate approvals pertaining to, all applicable laws, rules, regulations and orders, including, without limitation, all governmental, environmental, ERISA retiree health benefits, workers' compensation and other requirements, regulations and laws and shall not contravene any charter, by-law, debt instrument or other material Contractual Obligation of the Borrower and Guarantors and their respective Subsidiaries.

          5.1.17 LEGAL AND OTHER OPINIONS. Each of the Lenders and the Agent shall have received an opinion addressed to the Lenders and the Agent and dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Agent from the Borrower's and Guarantors' counsel, Proskauer Rose LLP.

          5.1.18 ELIGIBILITY CERTIFICATES. Copies of the certificates, documents or other written instruments that evidence the Borrower's eligibility described in Section 8.1, together with copies of all seller/servicer contracts to which the Borrower is a party, all in form and substance satisfactory to Agent.

          5.1.19 PAYMENT OF FEES. The Borrower shall have paid to the Agent all fees and expenses required pursuant to this Agreement, the Fee Letter and the other Loan Documents.

          5.1.20 NO DEFAULT. There shall not be any Default under any of the Loan Documents.

          5.1.21 EVIDENCE OF INSURANCE. Copies of the policies, or certificates in lieu of policies, evidencing the Borrower's compliance with the insurance requirements of Section 7.7.

          5.1.22 ADDITIONAL DOCUMENTS. The Borrower shall have provided such additional instruments and documents to the Agent and the Lenders as the Agent and the Agent's counsel may have reasonably requested.

     5.2 WAREHOUSING ADVANCES. Each Warehousing Advance shall be subject to the condition precedent that all conditions to closing the Facility were satisfied or waived on the Closing Date and to the further satisfaction of each of the following conditions precedent, unless specifically waived in writing by Agent (with the consent of the Requisite Lenders or all of the Lenders, as may be applicable) at or prior to the time of each such Warehousing Advance:

          5.2.1 REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties and covenants of the Borrower and the Guarantors contained in this Agreement or the other Loan Documents shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Warehousing Advance, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default shall have occurred and be continuing. Each of the Lenders shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

          5.2.2 WAREHOUSING ADVANCE REQUEST. The Borrower must have delivered to Agent the Warehousing Advance Request and Collateral Documents called for under, and must have satisfied the procedures set forth in, Section 2 and the applicable Exhibits described in such Section 2. All items delivered to Agent must be satisfactory to Agent in form and content, and Agent may reject any item that does not satisfy the requirements of this Agreement or of the related Purchase Commitment.

          5.2.3 NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Warehousing Advance.

          5.2.4 GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

          5.2.5 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Lenders and to the Agent's counsel, and the Lenders and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

          5.2.6 NO ADVERSE CHANGES. There shall not have been any material adverse change in the financial condition, business, affairs of the Borrower or the Guarantors since the date of this Agreement which in Agent's good faith judgment may jeopardize in a material manner the ability of the Borrower or Guarantors to perform fully their respective obligations under each applicable Loan Document.

          5.2.7 OTHER CERTIFICATES. Agent shall have received and approved such other documents and certificates as Agent may reasonably request, in form and substance reasonably satisfactory to Agent.

6. WARRANTIES AND REPRESENTATIONS. The Borrower warrants and represents to Agent and each of the Lenders for the express purpose of inducing Lenders to enter into this Agreement, to make each Warehousing Advance, and to otherwise complete all of the transactions contemplated hereby, that, as of the date of this Agreement and upon the date of each Warehousing Advance as follows:

     6.1 FINANCIAL INFORMATION. True and complete copies of financial statements of the Borrower and the Guarantors have been delivered to Agent and each of the Lenders and the same fairly present the financial condition of such Person as of the date thereof and no material and adverse change has occurred in such financial condition since the date thereof. All financial statements of such Persons hereafter furnished to Agent or any of the Lenders shall be true and complete copies thereof and shall fairly present the financial condition of such Person as of the date thereof.

     6.2 NO VIOLATIONS. The establishment of the Facility, the obtaining of the Warehousing Advances, and the subsequent payment and performance of the Obligations evidenced and secured by the Loan Documents shall not constitute a violation of, or conflict with, any other Legal Requirement, Contractual Obligation or organizational document to which the Borrower and/or Guarantors are a party or by which any such entity or its property is or may be bound.

     6.3 NO LITIGATION. Except as set forth on SCHEDULE 6.3, there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the Borrower, threatened against the Borrower, the Guarantors, or any of their respective Subsidiaries or Affiliates before any court, tribunal or administrative agency or board that, if adversely determined, would reasonably be expected to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person to carry on business substantially as now conducted by it, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person (considering the Borrower and its Subsidiaries as a single Person for purposes of this Section 6.3), or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     6.4 FRANCHISES, PATENTS, COPYRIGHTS, ETC.. The Borrower and the Guarantors each possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted, without known conflict with any rights of others.

     6.5 GOOD TITLE AND NO LIENS. The Borrower and each of the Guarantors, respectively, are the lawful owner of their respective Collateral and are and will be the lawful owner of the Collateral, free and clear of all liens and encumbrances of any nature whatsoever, other than liens in favor of Ginnie Mae in connection with Ginnie Mae Mortgage Loans, provided such liens relate to the subject Mortgage Loan.

     6.6 USE OF PROCEEDS. The proceeds of the Loan shall be used solely and exclusively for those matters set forth in Section 1.2.

     6.7  ORGANIZATION.
          ------------

     The Borrower is a duly organized validly existing corporation in good standing under the laws of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required and where failure to be so qualified would materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Agreement.

          6.7.1 OWNERSHIP, SUBSIDIARIES AND TAXPAYER IDENTIFICATION NUMBERS.
                -----------------------------------------------------------

          (i) All of the stockholders of the Borrower and a description of the ownership interests held by the same, and of each of the Borrower's Subsidiaries, are listed on SCHEDULE 6.7.1 and no additional ownership interests, or rights or instruments convertible into such ownership interests, exist.

          (ii) The taxpayer identification numbers and state organizational numbers (if applicable) of the foregoing Persons are accurately stated on
     SCHEDULE 6.7.1.

          (iii) The Borrower and the Guarantors are each the owner, free and clear of all liens and encumbrances, of all of the issued and outstanding capital stock, membership interests or other equity interests of each of their respective Subsidiaries, except that (u) CM Corp. is the owner of the issued and outstanding capital stock of the Borrower, to the extent set forth on SCHEDULE 6.7.1, (v) CM Corp. is the owner of all of the issued and outstanding common units of Charter Mac Capital, only, and to avoid any misunderstanding, CM Corp. has no legal or beneficial interest in the special common units issued pursuant to the Constituent Documents of Charter Mac Capital, (w) for those Persons created by RCC and its Subsidiaries for development joint ventures in the ordinary course of business, RCC and its Subsidiaries may not own all of the equity interests in such Persons, (x) CM Corp. is the owner of all of the issued and outstanding common units of CM Investor LLC, only, and to avoid any misunderstanding, CM Corp. has no legal or beneficial interest in the special membership units issued pursuant to the Constituent Documents of Charter Mac Capital, (y) that CharterMac has pledged to Fleet National Bank all of its legal and beneficial ownership interest in CM Holding Trust, and
     (z) CM Holding Trust has pledged to Fleet National Bank all of its legal and beneficial ownership interest in CHARTER MAC EQUITY ISSUER TRUST. Except as set forth on SCHEDULE 6.7.1, all shares of such stock, membership interests, or other equity interests have been validly issued and are fully paid and nonassessable and no rights to subscribe to any additional shares have been granted, and no options, warrants, or similar rights are outstanding except as set forth on SCHEDULE 6.7.1.


          6.7.2 AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower and the Guarantors are to become a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any Legal
     Requirement to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, and (iv) do not conflict with any provision of such Person's organization documents or other charter documents or bylaws of, or Contractual Obligation, except where such conflict would not have a materially adverse effect on the business, assets or financial condition of such Person.

     6.8 VALID AND BINDING. Each of the Loan Documents constitute legal, valid and binding obligations of the Borrower and the Guarantors under the respective Loan Document to which they are party, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

     6.9 DEFERRED COMPENSATION AND ERISA. Neither the Borrower nor any entity that could be treated as a single employer with the Borrower under Internal Revenue Code Section 414(b), (c), (m), (n) or (o), now or at any time during the sixty month period ending on the date hereof, sponsor(ed), maintain(ed) or contribute(d) to (or have or had an obligation to contribute to) any pension, profit sharing, stock option, insurance or other arrangement or plan for current or former employees that is subject to Title IV of the Employer Retirement Income Security Act of 1974, as now or hereafter amended ("ERISA") or ERISA
Section 302 except as may be identified to Agent in writing (which writing shall be supplemented, within 30 days of Agent's request, by a copy of the arrangement or plan, and the financial statements and accountant's reports for such arrangement or plan) by the Borrower from time to time ("ERISA Plan") and no "Reportable Event," as defined for purposes of Section 4043 of ERISA, has occurred with respect to any such ERISA Plan. The granting of the Loan, the performance by the Borrower of its obligations under the Loan Documents, and the

Borrower's conducting of its operations do not and will not violate any provisions of ERISA or any ERISA Plan.

     6.10 NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Borrower or the Guarantors nor any of their respective Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person. None of the Borrower or the Guarantors nor any of their respective Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the such Person's officers, to have any materially adverse effect on the business of such Person or such Person's Subsidiaries.

     6.11 COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrower or the Guarantors nor any of their respective Subsidiaries is in violation of any provision of its charter or other organization documents, by-laws, or any Contractual Obligations or any Legal Requirements, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Person or such Person's Subsidiaries.

     6.12 TAX STATUS. The Borrower and the Guarantors and their respective Subsidiaries (a) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which such Person is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings with adequate reserves taken in accordance with GAAP, and (c) have set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except for taxes being contested as provided in clause (b), above, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the foregoing Persons know of no basis for any such claim.

     6.13 HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     6.14 CERTAIN TRANSACTIONS. Except as set forth in SCHEDULE 6.14 hereof, as of the date of this Agreement, none of the officers, trustees, directors, or employees of the Borrower or any of their Subsidiaries is presently a party to any transaction with the Borrower or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement (i) providing for the furnishing of services to or by, (ii) providing for rental of real or personal property to or from, or
(iii) otherwise requiring payments to or from, any officer, trustee, director or such employee or any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     6.15 REGULATIONS U AND X. No portion of any Warehousing Advance is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     6.16 LOAN DOCUMENTS. All of the representations and warranties of the Borrower and the Guarantors made in their respective Loan Documents are true and correct in all material respects.

     6.17 NO MATERIAL CHANGE: NO DEFAULT. There has been no material adverse change in the financial condition, business, affairs of any of the Borrower or the Guarantors, or their respective Subsidiaries since the date of its last financial statement most recently delivered to the Agent. No Default exists under any of the Loan Documents.

     6.18 NO BROKER OR FINDER. None of the Borrower nor anyone on behalf thereof has dealt with any broker, finder or other person or entity who or which may be entitled to a broker's or finder's fee, or other compensation, payable by the Agent or any of the Lenders in connection with this Loan.

     6.19 BACKGROUND INFORMATION AND CERTIFICATES. All of the factual information contained or referred to in Section 1 of this Agreement and in the Exhibits and Schedules to this Agreement, and in the certificates furnished to the Agent or any of the Lenders by or on behalf of the Borrower or the Guarantors in connection with this Agreement or any other Loan Document, is true and complete in all material respects, and omits no material fact necessary to make the same not misleading.

     6.20 SERVICING. SCHEDULE 6.20 is a true and complete list of the Borrower's Servicing Portfolio. All of the Borrower's Servicing Contracts are in full force and effect, and are unencumbered by Liens. No default or event that, with notice or lapse of time or both, would become a default, exists under any of the Borrower's Servicing Contracts.

     6.21 ASSUMED NAMES The Borrower does not originate Mortgage Loans or otherwise conduct business under any names other than its legal name and the assumed names set forth on SCHEDULE 6.21. The Borrower has made all filings and taken all other action as may be required under the laws of any jurisdiction in which it originates Mortgage Loans or otherwise conducts business under any assumed name. The Borrower's use of the assumed names set forth on SCHEDULE 6.21 does not conflict with any other Person's legal rights to any such name, nor otherwise give rise to any liability by the Borrower to any other Person.

     Each request by the Borrower for a Warehousing Advance: (i) shall constitute an affirmation by the Borrower on behalf of itself that the foregoing representations and warranties remain true and correct as of the date of such request (except as to matters specifically disclosed in writing to Agent and each of the Lenders prior to or simultaneously with such written request, and except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and, unless Agent and each of the Lenders is notified to the contrary prior to the disbursement of the requested Warehousing Advance, will be so on the date of such Warehousing Advance, and (ii) shall constitute the representation and warranty of the Borrower that the information set forth in each such request is true and correct and omits no material fact necessary to make the same not misleading.

7. COVENANTS. The Borrower covenants and agrees that from the date hereof and so long as Lenders have any obligation to make the Warehousing Advance hereunder, or any indebtedness is outstanding hereunder, or any Warehousing Advance or other Obligations remain outstanding, as follows:

     7.1 PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loan and all interest, fees and other Obligations provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes, as well as all other sums owing pursuant to the Loan Documents.

     7.2 MAINTENANCE OF OFFICE. The Borrower will maintain its chief executive office in Jersey City, New Jersey, or at such other place in the United States of America as the Borrower shall designate upon not less than forty five (45) days prior written notice to the Agent.

     7.3 RECORDS AND ACCOUNTS. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

     7.4  NOTICES.
          -------

          7.4.1 DEFAULTS. The Borrower will promptly notify the Agent in writing of the occurrence of any Default known to the Borrower. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting a Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the Borrower, the Borrower shall forthwith give written notice thereof to the Agent, describing the notice or action and the nature of the claimed default.

          7.4.2 NOTIFICATION OF CLAIMS AGAINST COLLATERAL. The Borrower will, promptly upon (but in any event not later than ten (10) days after) becoming aware thereof, notify the Agent in writing of any events relating to the Collateral that materially adversely affect the rights of the Agent or the Lenders with respect thereto.

          7.4.3 NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will cause each of its Subsidiaries, the Guarantors and any Subsidiaries of the Guarantors to, give notice to the Agent and each of the Lenders in writing (within ten (10) days of the date on which any such Person shall become aware thereof) of any litigation or proceedings threatened or any pending litigation and proceedings affecting such Person or to which such Person is or is to become a party involving an amount in controversy exceeding $250,000.00 or that could reasonably be expected to have a materially adverse effect on such Person and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries, the Guarantors and any Subsidiaries of the Guarantors to, give notice to the Agent and each of the Lenders, in writing, in form and detail satisfactory to the Agent and each of the Lenders, (within ten (10) days of the date on which any such Person shall become aware thereof) of any judgment in excess of $250,000.00 not covered by insurance, final or otherwise, against such Persons.

          7.4.4 ELIGIBILITY IMPAIRED. The Borrower will give notice to the Agent and each of the Lenders of (x) the suspension, revocation or termination of the Borrower's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 8.1, and (y) the transfer, loss, nonrenewal or termination of any Servicing Contracts to which the Borrower is a party, or which is held for the benefit of the Borrower, and the reason for that transfer, loss, nonrenewal or termination.

     7.5 FINANCIAL STATEMENTS AND REPORTS. The Borrower shall furnish or cause to be furnished to the Agent and each of the Lenders from time to time, the following financial statements and reports and other information, all in form, manner of presentation and substance reasonably acceptable to Agent:

          7.5.1 ANNUAL STATEMENTS. As soon as practicable, but in any event not later than one hundred twenty (120) days after the end of each fiscal year of the Borrower, the audited consolidated and unaudited consolidating balance sheet of the Borrower and its Subsidiaries at the end of such year, and the related statements of earnings and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification by an independent certified public accountant reasonably acceptable to the Agent.

          7.5.2 PROJECTIONS. As soon as practicable, but no later than forty-five (45) days prior to the end of each fiscal year of the Borrower, the Borrower shall provide the Agent with the operating projections for the Borrower for the next fiscal year in a form satisfactory to the Agent.

          7.5.3 QUARTERLY STATEMENTS. As soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter of the Borrower (including for the fourth fiscal quarter, which shall be subject to normal year end audit adjustments), the management prepared consolidating balance sheet of the Borrower and its Subsidiaries at the end of such quarter, and the related management prepared consolidating statements of earnings for such quarter, each setting forth in comparative form the figures for the previous fiscal quarter and all such statements to be in reasonable detail, prepared in accordance with GAAP.

          7.5.4 PIPELINE REPORTS At the Agent's request, a commitment summary and pipeline report dated as of the end of such month.

          7.5.5 PUBLIC FILINGS. Within ten (10) Business Days after the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the public stockholders of CharterMac.

          7.5.6 COMPLIANCE CERTIFICATE. Concurrently with the delivery of the financial statements referred to in Sections 7.5.1, 7.5.2 and 7.5.3 above, a certificate (to be in the form of EXHIBIT G or on such other form as the Agent may from time to time prescribe) of an Authorized Representative stating that, to the best of such Authorized Representative's knowledge, the Borrower and each of the Guarantors during such period observed or performed in all material respects all of their covenants and other agreements, and satisfied in all material respects every material condition, contained in this Agreement or the other Loan Documents to be observed, performed or satisfied by them, and that such Authorized Representative has obtained no knowledge of any Default except as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate the Borrower's compliance with Section 7.26.

          7.5.7 ACCOUNTANT'S LETTERS. Contemporaneously with the Borrower's receipt thereof, copies of all accountants' management letters delivered to the Borrower, its Subsidiaries, either of the Guarantors or any of the Guarantors' Subsidiaries.

          7.5.8 SERVICING PORTFOLIO REPORT. As soon as available and in any event within 60 days after the end of each calendar quarter, a consolidated report ("Servicing Portfolio Report") as of the end of the calendar quarter, as to all Mortgage Loans the servicing rights to which are owned by the Borrower (specified by investor type, recourse and non-recourse) regardless of whether the Mortgage Loans are Pledged Loans. The Servicing Portfolio Report must indicate which Mortgage Loans (1) are current and in good standing, (2) are more than 30, 60 or 90 days past due, (3) are the subject of pending bankruptcy or foreclosure proceedings, or (4) have been converted (through foreclosure or other proceedings in lieu of foreclosure) into real estate owned by, the Borrower.

          7.5.9 PRODUCTION REPORT. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter in the Borrower's fiscal year, a consolidated loan production report as of the end of that fiscal quarter, presenting the total dollar volume and the number of Mortgage Loans originated and closed or purchased during that fiscal quarter and for the fiscal year-to-date, specified by property type and loan type.

          7.5.10 OTHER REPORTS. Other reports in respect of Pledged Assets, in such detail and at such times as Agent in its discretion may reasonably request.

          7.5.11 AGENCY NOTICES. With reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Borrower as Agent may reasonably request, including copies of any audits completed by HUD, Ginnie Mae, Fannie Mae or Freddie Mac, as well as any material notices to the Borrower from any of the foregoing Persons.

          7.5.12 VALUATION OF SERVICING PORTFOLIO As soon as practicable, but in any event not later than sixty (60) days after the end of each fiscal quarter of the Borrower, the management prepared valuation of Servicing Portfolio in form and substance satisfactory to the Lender.

          7.5.13 ADDITIONAL FINANCIAL INFORMATION. From time to time, within a reasonable period of time of the request, such other financial data and information as the Agent or any Lender may reasonably request.

     7.6  EXISTENCE; CONDUCT OF BUSINESS.
          ------------------------------

          7.6.1 (a) Except as a consequence of a transaction permitted pursuant to Section 7.18.1 (i), the Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware corporation.

               (b) The Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises, except where such failure would not have a material adverse effect on the business, assets or financial condition of the Borrower or any Guarantor or any of their Subsidiaries.

               (c) The Borrower will only engage in the mortgage banking business with a primary focus on multifamily mortgages consistent with its historical business.

          7.6.2 Without limiting the provisions of Section 7.6.1, the Borrower shall preserve and maintain all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including its eligibility as lender, seller/servicer and issuer described under
Section 8.1; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining their respective eligibilities as lender, seller/servicer and issuer described under Section 8.1; and make no material change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement, except as permitted by the Agreement.

     7.7 INSURANCE. SCHEDULE 7.7 sets forth all presently existing insurance maintained by the Borrower. The Borrower will maintain insurance with respect to its other properties, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

     7.8 TAXES AND TRADE DEBT. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, except for those taxes, assessments or charges which any such Person is contesting in good faith by appropriate proceedings and with respect to which appropriate reserves have been established and are being maintained in accordance with GAAP.

     7.9 COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Except where the failure to comply would not have a material adverse effect on the business, operations, properties, assets, or financial condition of the Borrower or the Guarantors and their respective Subsidiaries, the Borrower will comply with, and will cause each of the foregoing Persons to comply with (a) all applicable Legal Requirements now or hereafter in effect wherever its business is conducted, (b) the provisions of its Constituent Documents, (c) all of such Person's Contractual Obligations, (d) all agreements and instruments to which it is a party or by which it or any of its properties may be bound and (e) all applicable decrees, orders, and judgments. If at any time while any Obligation is outstanding or the Lenders have any obligation to make Warehousing Advances hereunder any Governmental Authorization or other third party consents, approvals, or notifications shall become necessary or required in order that Borrower may fulfill any of its obligations hereunder, the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Borrower to obtain such Governmental Authorization or other third party consents, approvals, or notifications, and furnish the Agent and the Lenders with evidence thereof, unless the failure to do so would not have a material adverse affect on the Borrower, any of the Guarantors or any of their respective Subsidiaries.

     7.10 BANK ACCOUNTS. To permit the Agent to monitor the financial performance of the Borrower, the Borrower shall maintain its sole Operating Accounts, other primary deposit and investment accounts, and all escrow and custodial accounts with Fleet National Bank, a Bank of America Company. Notwithstanding the foregoing, the Borrower shall be permitted to maintain the Fannie Mae Reserve Account at US Bank.

     7.11 CLOSING INSTRUCTIONS. The Borrower shall Indemnify and hold Agent and each Lender and all those claiming by, through or under the Agent and each of the Lenders, harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of any title insurance company, agent or approved attorney to comply with Borrower's disbursement or instruction letter relating to any Mortgage Loan. Agent has the right to pre-approve the Borrower's disbursement or instruction letter to the title insurance company, agent or approved attorney in any case in which the Borrower intends to obtain a Warehousing Advance against the Mortgage Loan to be created at settlement or to pledge that Mortgage Loan as Collateral under this Agreement. The Borrower's disbursement or instruction letter must state that Agent, for the benefit of the Lenders has a security interest in any amounts advanced to fund a Mortgage Loan and in the Mortgage Loan funded with those amounts and must require the title insurance company, agent or approved attorney involved in the transaction to return any amounts advanced by any Lender and not used to fund the Mortgage Loan.

     7.12 OTHER LOAN OBLIGATIONS The Borrower shall perform all of its material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Borrower is bound or to which any of its property is subject, and promptly notify Lender in writing of a declared default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. SCHEDULE 7.12 is a true and complete list of all such lines of credit or agreements as of the date of this Agreement.

     7.13 FURTHER ASSURANCES. The Borrower will cooperate with, and will cause each of the Guarantors and its and their Subsidiaries to cooperate with, the Agent and the Lenders and each such Person execute such further instruments and documents as any Lender or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

     7.14 RESTRICTIONS ON LIENS, TRANSFERS AND ADDITIONAL DEBT.
          ----------------------------------------------------

          7.14.1 RESTRICTIONS ON INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

               (i) Indebtedness to the Lenders arising under any of the Loan Documents;

               (ii) Current liabilities of the Borrower or its Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

               (iii) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 7.8;

               (iv)   Secured   purchase   money  debt  or   capitalized   lease
     obligations;

               (v) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

               (vi) Endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

               (vii) Up to $750,000 of Indebtedness incurred in the ordinary course of business for capital expenditures (e.g computer system);

               (viii) Indebtedness to Fannie Mae, Freddie Mac, Ginnie Mae, FHA or other parties with whom the Borrower and its Subsidiaries originate, sell, repurchase or service Mortgage Loans, to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business consistent with past practices;

               (ix) Indebtedness secured by real property acquired upon foreclosure of Mortgages, which, either (x) is so secured at the time of such acquisition, or (y) is directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by the Borrower or the subject Subsidiary to be recovered from the sale or other disposition of the subject real property;

               (x) Unsecured Indebtedness for borrowed money incurred in the ordinary course of business and not exceeding $750,000, plus intercompany liabilities which have a maturity date which is later than the Maturity Date and which are subordinated to the Obligations pursuant to subordination agreements reasonably satisfactory to the Agent which shall permit repayment as long as (A) no Default then exists, and (B) no Default would thereupon occur (including on a pro forma basis as if applicable financial covenants were tested as of the date of such repayment;

               (xi) Indebtedness (exclusive of the Indebtedness referred to in clause (x) above) incurred to finance no greater than 100% of the purchase or leasing of equipment, in the ordinary course of business;

               (xii) Indebtedness incurred in the ordinary course of business secured by one or more specific assets, in each instance the principal amount of which shall not exceed the GAAP book value of the subject asset(s);

               (xiii) Guaranties by the Borrower for the benefit of Freddie Mac or Fannie Mae regarding obligations of Capri Capital Finance LLC, or any of the Borrower's Subsidiaries in the ordinary course of business consistent with past practices; and

               (xiv) other Indebtedness existing on the date of this Agreement and listed and described on SCHEDULE 7.14.1 hereto.

          7.14.2 RESTRICTIONS ON LIENS, ETC. Except in connection with its purchase, origination and sale from time to time of Mortgage Loans and related assets in the ordinary course of business as conducted on the Agreement Date, the Borrower will not, and will not permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; (f) agree to a negative pledge in favor of any Person other than the Agent or the Lenders pursuant to the Acquisition Facility with respect to any assets or rights, now owned or hereafter arising provided that the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

               (i) liens on properties to secure taxes, assessments and other government charges or claims for labor, material or supplies in respect of obligations not overdue or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such lien is not yet subject to foreclosure, sale, collection, levy or loss on account thereof);

               (ii)  deposits or pledges made in  connection  with, or to secure
     payment  of,  workmen's  compensation,   unemployment  insurance,  old  age
     pensions or other social security obligations;

               (iii) liens on properties the Indebtedness with respect to which is permitted by Section 7.14.1(iv);

               (iv)  presently  outstanding  liens  listed  on  SCHEDULE  7.14.2 hereto;

               (v) liens in favor of the Agent and the Lenders under the Loan Documents; liens securing Indebtedness to Fannie Mae, Freddie Mac, Ginnie Mae, FHA or other parties with whom the Borrower or its Subsidiaries originate, sell, repurchase or otherwise service Mortgage Loans provided such liens relate to the foregoing transactions, but only to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business;

               (vi) liens securing Indebtedness secured by real property acquired upon foreclosure of Mortgages, which either (x) is so securing at the time of such acquisition, or (y) is directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by the Borrower or the subject Subsidiary to be recovered from the sale or other disposition of the subject real property;

               (vii) liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money);

               (viii) liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds;

               (ix) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes;

               (x) liens securing Indebtedness permitted pursuant to Section 7.14.1(xi), provided such lien does not extend beyond the equipment which is the subject of the Indebtedness;

               (xi) liens securing credit enhancement products supporting multi-family housing project bonds or other financing of multi-family housing projects in the ordinary course of business which indebtedness is permitted pursuant to Section 7.12.1(xiv)(A);

               (xii) liens in favor of Ginnie Mae in connection with Ginnie Mae Mortgage Loans, provided such liens relate to the subject Mortgage Loan.

     7.15 DISTRIBUTIONS. So long as no Default has occurred and is continuing (unless waived by Agent and the Requisite Lenders as set forth in Section 11.4.1), or will occur with the making of any such payment or distributions, the Borrower may make any payments or distributions to the Guarantors and Affiliates of the Guarantor ("Permitted Distributions"). Other than Permitted Distributions, the Borrower shall make no payments or distributions to the Guarantors or Affiliates of the Guarantors.

     7.16 RESTRICTIONS ON INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to make or permit to exist or to remain outstanding any Investment except an Investment which is in:

               (i) Cash Equivalents (provided, however, the Fannie Mae Reserve Account may be invested for a period that exceeds 364 days); and

               (ii) property acquired in the normal and ordinary course of the Borrower's present business of originating and purchasing Mortgage Loans (including property acquired on foreclosure of Mortgages and, as to the Borrower and its Subsidiaries, the origination and purchase of Mortgage Loans in the ordinary course of their business) as conducted on the Agreement Date and any other business permitted under this Agreement.

     7.17 INDEMNIFICATION AGAINST PAYMENT OF BROKERS' FEES. The Borrower agrees to defend, indemnify and hold harmless Agent and each of the Lenders from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Facility (except as resulting from the Agent's or any Lender's action).

     7.18 MERGER, CONSOLIDATION.
          ---------------------

          7.18.1 The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or disposition or stock acquisition or disposition (other than the acquisition or disposition of assets in the ordinary course of business consistent with past practices, including the acquisition or disposition of Mortgage Loans and property acquired on foreclosure of Mortgages) except (i) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, (ii) the merger or consolidation of two or more Subsidiaries of the Borrower, and (iii) other dispositions of Service Contracts in an amount not to exceed five percent (5%) of the Servicing Portfolio during any twelve (12) month period.

          7.18.2 The Borrower will not, and will not permit any of its Subsidiaries to cease actively to engage in the business of originating or acquiring Mortgage Loans or make any other material change in the nature or scope of the business in which each such Person engages as of the date of this Agreement.

          7.18.3 The Borrower will not, and will not permit any of its Subsidiaries to sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or any substantial part of such Person's business or assets, whether now owned or acquired after the Closing Date, other than, in the ordinary course of business consistent with past practices and to the extent not otherwise prohibited by this Agreement, to a Subsidiary of the Borrower, and sales of (1) Mortgage Loans, (2) Mortgage-backed Securities , (3) Servicing Contracts and (4) other dispositions of Serviced Loans in an amount not to exceed five percent (5%) of the Servicing Portfolio during any twelve (12) month period.

          7.18.4 The Borrower will not, and will not permit any of its Subsidiaries to issue any additional ownership interests, or rights or instruments convertible into such ownership interests, except for (i) Permitted Transfers, and (ii) those transactions set forth on SCHEDULE 6.7.1.

          7.18.5 The Borrower will not, and will not permit any of its Subsidiaries to change its or their respective taxpayer identification numbers and state organizational numbers unless such Person shall have provided the Agent with not less than forty-five days prior written notice.

     7.19 SUBSIDIARIES. The Borrower may acquire, form or otherwise invest in a Subsidiary which engages in the mortgage banking business primarily involving multi-family mortgages, including purchasing, servicing and originating such mortgages. Any Subsidiary created or acquired by the Borrower shall constitute a "Borrower" as referred to herein. The Borrower acknowledges and covenants that upon the creation or acquisition of any new Subsidiary permitted hereby, at the Agent's option such Subsidiary shall execute and deliver to the Agent an agreement reasonably satisfactory to the Agent under which such Subsidiary joins this Agreement as a Borrower.

     7.20 LOANS AND ADVANCES. Except as permitted in Section 7.14.1 and 7.16, the Borrower will not and will not permit any of its Subsidiaries to, make any loans or advances to any Person other than advances to the Borrower's or its Subsidiaries' employees in the ordinary course of business for reasonable expenses to be incurred by such employees for the benefit of the Borrower or such Subsidiaries. Notwithstanding the foregoing, the Borrower may purchase and originate Mortgage Loans in the ordinary course of business consistent with past practices.

     7.21 FISCAL YEAR. The fiscal year of the Borrower and its Subsidiaries presently ends on December 31 of each year. If the Borrower shall change its fiscal year end, the Borrower shall promptly furnish the Agent with written notice thereof.

     7.22 CHARGING ACCOUNTS. Agent is hereby authorized, on or after the due date, to charge the Cash Collateral Account at Agent with the amount of all principal and interest payments due under this Agreement, the Notes or the other Loan Documents and upon the occurrence and during the continuation of an Event of Default, the Agent or any of the Lenders is hereby authorized on or after the due date, to charge such account at Agent, or any other deposit account of the Borrower at Agent or any of the Lenders, with the amount of all unpaid fees, costs and expenses to which the Agent and the Lenders are entitled under this Agreement. The failure of Agent to so charge such account shall not affect or limit the Borrower's obligation to make any required payment.

     7.23 PLACE FOR RECORDS; INSPECTION.
          -----------------------------
s

          7.23.1 The Borrower shall, and shall cause each of its Subsidiaries to, maintain all of their business records as follows: (x) as to the Borrower, 200 Old Country Road, Suite 580, Mineola, New York 11501 or 101 Hudson Street, 39th Floor, Jersey City, NJ 07302. Upon reasonable notice and at reasonable times during normal business hours Agent and each Lender shall have the right (through such agents or consultants as Agent or any Lender may designate) to examine the foregoing Persons' property and make copies of and abstracts from such Persons' books of account, correspondence and other records and to discuss its financial and other affairs with any of its senior officers and any accountants hired by any of the foregoing Persons, it being agreed that the Agent and each Lender shall not divulge information obtained from such examination to others except in connection with Legal Requirements and in connection with administering the Loan, enforcing their rights and remedies under the Loan Documents and in the conduct, operation and regulation of its banking and lending business (which may include, without limitation, the transfer of the Loan or of participation interests therein). Any transferee of the Loan or any holder of a participation interest in the Loan shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer of its interest in the Loan or of further participation interests therein.

          7.23.2 Without  limiting the rights of the Agent and the Lenders under
Section 7.23.1, above, the Borrower shall permit the Agent, at the Borrower's expense, to undertake semi-annual appraisals of the Servicing Rights by any Approved Servicing Rights Appraiser, PROVIDED, HOWEVER, that so long as no Default has occurred and is continuing, there shall be not more than two such appraisals in any twelve month period.

     7.24 COSTS AND EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to pay promptly: (a) all the actual and reasonable out-of-pocket costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers, or other modifications thereto; (b) the reasonable fees, expenses, and disbursements of counsel to the Agent in connection with the negotiation, preparation, execution, and administration of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and any other documents or matters requested by the Borrower or any Guarantor; (c) all other actual and reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the establishment of the Facility, the syndication of the Commitments and the negotiation, preparation, and execution of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and the transactions contemplated thereby; and (d) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of the Agent or any Lender and the fees and costs of appraisers, brokers, investment bankers or other experts retained by the Agent or any Lender) incurred by the Agent or any Lender in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower, the Guarantors or any other Person, or the administration thereof, (ii) any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "WORK-OUT" or pursuant to any insolvency or bankruptcy proceedings, and (iii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any Lender's relationship with the Borrower, except to the extent arising out of the Agent's or any Lender's bad faith, gross negligence, willful misconduct or material breach of this Agreement or any other Loan Document, as finally determined by a court of competent jurisdiction. The covenants of this Section shall survive payment or satisfaction of payment of amounts owing with respect to the Notes. The amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including the Default Rate) and be an Obligation secured by any Collateral.

     7.25 INDEMNIFICATION. The Borrower shall indemnify and hold harmless the Agent and the Lenders and all those claiming by, through or under the Agent and each of the Lenders ("Indemnified Party") from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby ("Damages") including, without limitation (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (b) the Borrower or any of its Subsidiaries entering into or performing this Agreement or any of the other Loan Documents, or (c) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Legal Requirement, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that no Indemnified Party shall be entitled to indemnification if a court of competent jurisdiction finally determines (all appeals having been exhausted or waived) that such Indemnified Party acted in bad faith, with willful misconduct, gross negligence, or material breach of this Agreement or any other Loan Document. No

Indemnified Party shall be entitled to settle or enter into any accommodation in respect of any such claim, action or suit without the prior written consent of the Borrower (and that any Indemnified Party so settling or accommodating without the Borrower's consent shall not be entitled to indemnification therefor), and PROVIDED, HOWEVER, if the Borrower shall refuse to provide its written consent to a requested settlement, the Borrower shall, as collateral for potential payment of the full amount of the claimed Damages, provide either a letter of credit in favor of the Indemnified Party, on terms and conditions satisfactory to the Agent, in its sole discretion, or, as cash collateral, cash or Cash Equivalents, any of which shall be in the full amount of the claimed Damages, together with all anticipated costs and expenses (including reasonable attorneys' fees and expenses) anticipated by the Agent, in its sole discretion, to accrue in connection with the defense and possible payment of the claimed Damages. If the Borrower fails to provide such required collateral, or fails to respond to a request for a consent to a settlement, within five (5) Business Days of when first requested by the Agent, the Indemnified Party shall be entitled to settle the claim as it proposed, and the Borrower shall be liable for the full amount thereof together with all related Damages. In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this Section 7.25 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 7.25 shall survive the repayment of the Loan and all other Obligations and the termination of the Warehousing Commitment and any other obligations of the Lenders and the Agent hereunder.

     7.26 FINANCIAL COVENANTS.
          -------------------

          7.26.1 TANGIBLE NET WORTH. The Borrower shall, on a non-consolidated basis, maintain a Tangible Net Worth of not less than the greater of (x) $22,000,000.00 or (y) an amount sufficient to satisfy the requirements from time to time of both Fannie Mae and Freddie Mac, to be tested as of the Closing Date and on the last day of each calendar quarter thereafter.

          7.26.2 LIQUIDITY. The Borrower shall, on a non-consolidated basis, at all times maintain unrestricted cash and Cash Equivalents of no less than $500,000 plus 0.10% of the aggregate outstanding principal amount of the aggregate of Serviced Loans serviced on behalf of Fannie Mae, or such higher level as Fannie Mae may require from time to time.

          7.26.3 DEBT SERVICE COVERAGE. The Borrower shall, on a non-consolidated basis, maintain a minimum Debt Service Coverage Ratio of 1.0:1, which shall be tested quarterly on a rolling 4 quarter basis commencing as of December 31, 2004 and continuing through and including, if applicable, March 31, 2006, and for each fiscal quarter thereafter, if applicable, commencing with the quarter ending on June 30, 2006, the Borrower shall, on a non-consolidated basis, maintain a minimum Debt Service Coverage Ratio of 1.25:1, which shall be tested quarterly on a rolling 4 quarter basis.

          7.26.4 MINIMUM PORTFOLIO AMOUNT. At no time shall the aggregate principal balances of the Serviced Loans (exclusive of Serviced Loans which are sixty (60) or more days past due or are otherwise in default) be less than $2,800,000,000.

          7.26.5 MAXIMUM SERVICED LOANS DELINQUENCIES. At no time shall the aggregate principal amount of Serviced Loans which are sixty (60) or more days past due or otherwise in default exceed 1% of aggregate principal balances of all Serviced Loans.

     7.27 REPLACEMENT DOCUMENTATION. Upon receipt of an affidavit of an officer of Agent as to the loss, theft, destruction or mutilation of any Note, this Agreement, any Loan Document, or any other security document which is not of public record, and customary (unsecured, unbonded) indemnification reasonably satisfactory to the Borrower, the Borrower will issue, in lieu thereof, a replacement Note, Agreement, Loan Document or other security document in the same principal amount thereof and otherwise of like tenor.

     7.28 ADDITIONAL FACILITIES CO-TERMINOUS AND CROSS DEFAULTED. The Borrower acknowledges and agrees that the occurrence of an event of default under the Acquisition Facility shall constitute an Event of Default hereunder.

     7.29 PLEDGE OF SERVICING CONTRACTS. The Borrower shall not Pledge or grant a security interest in any existing or future Servicing Contracts of the Borrower other than to Agent.

     7.30 RECOURSE SERVICING CONTRACTS. The Borrower will not acquire or enter into Servicing Contracts under which the Borrower must repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of those Mortgage Loans, except for loss sharing under Fannie Mae DUS Mortgage Loans and as a result of customary representations and warranties consistent with past practices in the ordinary course of the Borrower's business concerning the Mortgage Loans.

     7.31 GESTATION AGREEMENTS. The Borrower shall not directly or indirectly sell or finance a Mortgage Loan under any Gestation Agreement if the Mortgage Loan is or was previously pledged to the Agent as Collateral under this Agreement.

     7.32 NO SUBSIDIARIES.
          ---------------

     Notwithstanding references to the Borrower's Subsidiaries throughout this Agreement, the Borrower hereby represents and warrants that it does not have any Subsidiaries as of the date of this Agreement. The Borrower hereby covenants and agrees that it shall not create, obtain, acquire, suffer to exist or otherwise have any Subsidiaries, without the Agent's prior written consent (which consent may be withheld in the Agent's unrestricted discretion).

8.   SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING COLLATERAL
     -----------------------------------------------------------------------

     8.1 SPECIAL REPRESENTATIONS AND WARRANTIES CONCERNING ELIGIBILITY AS SELLER/SERVICER OF MORTGAGE LOANS

     The Borrower represents and warrants to Agent and the Lenders, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that the Borrower is approved and qualified and in good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as:

          8.1.1 The Borrower is a FHA approved mortgagee, eligible to originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

          8.1.2 The Borrower is a Ginnie Mae approved seller/servicer of Mortgage Loans and issuer of Mortgage-backed Securities guaranteed by Ginnie Mae.

          8.1.3 The Borrower is a Fannie Mae approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to Fannie Mae.

          8.1.4 The Borrower is a Fannie Mae approved and qualified Delegated Underwriting and Servicing Lender, eligible to process, underwrite, hold, sell to Fannie Mae and service Fannie Mae Mortgage Loans under the DUS Program.

          8.1.5 The Borrower is a Freddie Mac approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to Freddie Mac.

     8.2  SPECIAL   REPRESENTATIONS   AND  WARRANTIES   CONCERNING   WAREHOUSING
COLLATERAL

     The Borrower represents and warrants to Agent and the Lenders, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that:

          8.2.1 The Borrower has not selected the Collateral in a manner so as to affect adversely Lender's interests.

          8.2.2 The Borrower is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted under this Agreement), of the Pledged Assets. All Pledged Assets and related Purchase Commitments have been duly authorized and validly issued to the Borrower, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to Lender, subject to no other Liens.

          8.2.3 The Borrower has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it under this Agreement.

          8.2.4 Each Mortgage Loan and each related document included in the Pledged Loans (1) has been duly executed and delivered by the parties to that Mortgage Loan and that related document, (2) has been made in compliance with all applicable laws, rules and regulations (including all laws, rules and regulations relating to usury), (3) is and will continue to be a legal, valid and binding obligation, enforceable in accordance with its terms, without setoff, counterclaim or defense in favor of the mortgagor under the Mortgage Loan or any other obligor on the Mortgage Note and (4) has not been modified, amended or any requirements of which waived, except in a writing that is part of the Collateral Documents. No party to any Mortgage Loan or related document is in violation of any applicable law, rule or regulation if the violation would impair the collectibility of the Mortgage Loan or the performance by the mortgagor or any other obligor of its obligations under the Mortgage Note or any related document.

          8.2.5 Each Pledged Loan is secured by a Mortgage on real property located in one of the states of the United States or the District of Columbia.

          8.2.6 Unless Third Party Originated Loans are permitted, each Pledged Loan has been closed or will be closed and funded with the Warehousing Advance made against it.

          8.2.7 Each Pledged Loan that is not an FHA Construction Mortgage Loan has been fully advanced in the face amount of its Mortgage Note. The Agent acknowledges and agrees that in certain instances, a portion of the proceeds of a Pledged Loan, although advanced to the borrower thereunder, will be held by the Borrower in escrow to be disbursed upon the completion of repairs to the subject property.

          8.2.8 Each First Mortgage is a first Lien on the premises described in that Mortgage and each Second Mortgage Loan or a Third Mortgage Loan is secured by a second or third Lien on the premises described in that Mortgage, and with respect to each Second Mortgage Loan or Third Mortgage Loan, the Borrower shall be the servicer, and the Purchase Commitment shall be from the same Investor which holds the senior Lien on the Property and Third Mortgage Loans shall only be Fannie Mae Mortgage Loans. Each Pledged Loan has or will have a title insurance policy, in ALTA form or equivalent, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing those Mortgage Loans.

          8.2.9 Each Property has been evaluated or appraised in accordance with Title XI of FIRREA, to the extent required.

          8.2.10 The Mortgage Note for each Pledged Loan is (1) payable or endorsed to the order of the Borrower, (2) an "instrument' within the meaning of
Section 9-102 of the Uniform Commercial Code of all applicable jurisdictions and
(3) is denominated and payable in United States dollars.

          8.2.11 No default has existed for 60 days or more under any Mortgage Loan included in the Pledged Loans.

          8.2.12 The Borrower has complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance of each Mortgage
Loan included in the Pledged Mortgages designated by the Borrower as an FHA insured or VA guaranteed Mortgage Loan, and such insurance or guarantee is and will continue to be in full force and effect.

          8.2.13 All fire and casualty policies covering the premises encumbered by each Mortgage included in the Pledged Loans (1) name and will continue to name the Borrower and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect and
(3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broadest form of extended coverage insurance available.

          8.2.14 Pledged Loans secured by premises located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and will continue to be covered by special flood insurance under the National Flood Insurance Program.

          8.2.15 Each Pledged Loan against which a Warehousing Advance is made on the basis of a Purchase Commitment meets all of the requirements of that Purchase Commitment, and each Pledged Security against which a Warehousing Advance is outstanding meets all of the requirements of the related Purchase Commitment.

          8.2.16 Pledged Loans that are intended to be exchanged for Agency Securities comply or, prior to the issuance of the Agency Securities will comply, with the requirements of any governmental instrumentality, department or agency or any other Person issuing or guaranteeing the Agency Securities.

          8.2.17 Pledged Loans that are intended to be used in the formation of Mortgage-backed Securities (other than Agency Securities) comply with the requirements of the issuer of the Mortgage-backed Securities (or its sponsor) and of the Rating Agencies.

          8.2.18 None of the Pledged Loans is a graduated payment Mortgage Loan or has a shared appreciation or other contingent interest feature, and each Pledged Loan provides for periodic payments of all accrued interest on the Mortgage Loan on at least a monthly basis.

          8.2.19 The Borrower has no ownership interest, right to acquire any ownership interest or equivalent economic interest in any property securing a Mortgage Loan or the mortgagor under the Mortgage Loan or any other obligor on, or guarantor of, the Mortgage Note.

          8.2.20 The original assignments of Mortgage and of UCC financing statements delivered to the Agent for each Pledged Loan are in recordable form and comply with all applicable laws and regulations governing the filing and recording of such documents.

          8.2.21 Each Pledged Loan secured by real property to which a manufactured home is affixed will create a valid Lien on that manufactured home that will have priority over any other Lien on the manufactured home, whether or not arising under applicable real property law or the UCC or other applicable law.

     8.3  SPECIAL AFFIRMATIVE COVENANTS CONCERNING WAREHOUSING COLLATERAL
          ---------------------------------------------------------------

     As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Borrower must:

          8.3.1 Warrant and defend the right, title and interest of the Agent and the Lenders in and to the Collateral against the claims and demands of all Persons.

          8.3.2 Service or cause to be serviced all Pledged Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering them and all applicable HUD, Fannie Mae and Freddie Mac requirements, including taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans; and must service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering them.

          8.3.3 Execute and deliver to Agent and/or the Lenders such further instruments of sale, pledge, assignment or transfer, and those powers of attorney, as required by Agent, and do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded Agent (for the ratable benefit of the Lenders) under this Agreement.

          8.3.4 Notify Agent within 2 Business Days of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Loan, Eligible Mortgage Pool, or Pledged Security.

          8.3.5 Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions of or to all Purchase Commitments. Deliver or cause to be delivered to the Investor the Pledged Loans and Pledged Securities to be sold under each Purchase Commitment not later than the mandatory delivery date of the Pledged Loans or Pledged Securities under the Purchase Commitment.

          8.3.6 Maintain, at its principal office or in a regional office approved by Agent, or in the office of a computer service bureau engaged by Borrower and approved by Agent and, upon request, make available to Agent the originals, or copies in any case where the originals have been delivered to Agent or to an Investor, of the Mortgage Notes and Mortgages included in Pledged Loans, Mortgage-backed Securities delivered to Agent as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

          8.3.7 Be in good standing with Fannie Mae, Freddie Mac, Ginnie Mae, and FHA with respect to all programs and products in which the Borrower from time to time is participating.

     8.4  SPECIAL NEGATIVE COVENANTS CONCERNING WAREHOUSING COLLATERAL
          ------------------------------------------------------------

     As long as the Warehousing Commitment is outstanding or there remain any Obligations to be paid or performed, the Borrower must not, either directly or indirectly, without the prior written consent of the Agent and the Requisite
Lenders:

          8.4.1 Amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Assets.

          8.4.2 Sell, transfer or assign, or grant any option with respect to, or pledge (except under this Agreement) any of the Collateral or any interest in any of the Collateral.

          8.4.3 Make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

     8.5 SPECIAL REPRESENTATION AND WARRANTY CONCERNING FANNIE MAE DUS PROGRAM RESERVE REQUIREMENTS

     The Borrower represents and warrants to Agent and the Lenders, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that it has met the Fannie Mae DUS Program requirements for lender reserves for each Fannie Mae DUS Mortgage Loan to be funded by such Warehousing Advance.

     8.6 SPECIAL REPRESENTATIONS AND WARRANTIES CONCERNING FHA PROJECT MORTGAGE LOANS

     The Borrower represents and warrants to Agent and the Lenders, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that:

          8.6.1 Each FHA-insured Mortgage Loan included in the Pledged Loans meets all applicable Legal Requirements and any other governmental requirements for such insurance. The Borrower has complied and will continue to comply with all laws, rules and regulations with respect to the FHA insurance of each Pledged Loan designated by the Borrower as an FHA-insured Mortgage Loan, and such insurance is and will continue to be in full force and effect.

          8.6.2 For FHA-insured Pledged Loans that will be used to back Ginnie Mae Mortgage-backed Securities, the Borrower received from Ginnie Mae confirmation notices for additional commitment authority and pool numbers, and there remains available under those agreements a commitment on the part of Ginnie Mae sufficient to permit the issuance of Ginnie Mae Mortgage-backed
Securities in an amount at least equal to the amount of the Pledged Loans designated by the Borrower as the Mortgage Loans to be used to back those Ginnie Mae Mortgage-backed Securities; each of those confirmation notices is in full force and effect; each of those Pledged Loans has been assigned by the Borrower to one of those pool numbers and a portion of the available Ginnie Mae commitment has been allocated to this Agreement by the Borrower, in an amount at least equal to those Pledged Loans; and each of those assignments and allocations has been reflected in the books and records of the Borrower.

     8.7  SPECIAL REPRESENTATIONS AND WARRANTIES CONCERNING SERVICING COLLATERAL
          ----------------------------------------------------------------------

     SCHEDULE 6.20 is a true and complete list of the Borrower's Servicing Portfolio as of the date set forth therein. The Borrower hereby represents and warrants to Agent and the Lenders, as of the date of this Agreement and as of the date of each Warehousing Advance Request and the making of each Warehousing Advance, that:

          8.7.1 The Borrower is the legal and equitable owner and holder, free and clear of all Liens of the Servicing Contracts.

          8.7.2 Except as otherwise disclosed to the Agent and the Lenders, all of the Borrower's servicing rights under the Servicing Contracts constitute primary servicing rights.

          8.7.3 Each Servicing Contract is in full force and effect and is legal, valid and enforceable in accordance with its terms, and no default or event that, with notice or lapse of time or both, would become a default, exists under any Servicing Contract, except where the failure of the foregoing would not materially adversely affect the Borrower's business or assets.

          8.7.4 Each right to the payment of money under the Servicing Contracts is genuine and enforceable in accordance with its terms against the parties obligated to pay the same, which terms have not been modified or waived in any respect or to any extent, except where the failure of the foregoing would materially adversely affect the Borrower's business or assets.

          8.7.5 To the best of the Borrower's knowledge, no obligor has any defense, set off, claim or counterclaim against the Borrower that can be asserted against Agent or any Lender, whether in any proceeding to enforce Agent's rights in the related Mortgage Loan or otherwise, except where the failure of the foregoing would not materially adversely affect the Borrower's business or assets.

9. EVENTS OF DEFAULT. The following provisions deal with Default, Events of Default, notice, grace and cure periods, and certain rights of Agent and the Lenders following an Event of Default.

     9.1 DEFAULT AND EVENTS OF DEFAULT. The term "Default" as used herein or in any of the other Loan Documents shall mean an Event of Default, or any fact or circumstance which constitutes, or upon the lapse of time, or giving of notice, or both, would constitute, an Event of Default. Each of the following events, unless cured within any applicable grace period set forth or referred to below in this Section 9.1, shall constitute an "Event of Default".

          9.1.1 FAILURE TO PAY. The Borrower shall fail to pay any principal and interest of the Loan or any other Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          9.1.2 FAILURE TO PERFORM (GRACE). The Borrower shall fail

               (i) to comply with the covenants set forth in Sections 7.11, 7.24 and 7.25 within ten (10) days from the date of the Agent's written notice to the Borrower informing the Borrower of the Borrower's failure to have so complied with said covenants; and

               (ii) to comply with the covenants set forth in Sections 7.3, 7.6.1(b), 7.7, 7.8, 7.9, 7.13(a), 7.23.1 and 7.23.2, and 7.27 within fifteen (15) days from the date of the Agent's written notice to the Borrower informing the Borrower of the Borrower's failure to have so complied with said covenants; and

               (iii) to comply with the provisions of clauses (a) through (f) inclusive of Section 7.14.2 with respect to any lien not resulting from a voluntary action by the Borrower within five (5) days from the date of the Agent's written notice to the Borrower informing the Borrower of the Borrower's failure to have so complied with said covenant;

PROVIDED, HOWEVER, that the foregoing grace periods shall only apply in respect of the first instance of non-compliance with each respective covenant in any twelve-month period.

          9.1.3 FAILURE TO PERFORM. The Borrower shall fail to comply with any of its covenants contained herein or any of the covenants contained in any other Loan Documents and which are not referenced in Section 9.1.2 above;

          9.1.4 BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty of the Borrower or any of its Subsidiaries in this Agreement or any of the other Loan Documents shall have been false in any material respect upon the date when made or deemed to have been made or repeated;

          9.1.5 FAILURE TO PAY OTHER INDEBTEDNESS. The Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation in excess of $50,000 for borrowed money or credit received or in respect of any capitalized leases, or fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any capitalized leases in excess of $50,000 provided that the holder or holders thereof or of any obligations issued thereunder are entitled to accelerate the maturity thereof;

          9.1.6 INSOLVENCY. The Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein;

          9.1.7 INVOLUNTARY PROCEEDINGS. The filing of any case or other proceeding against the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect and such case or proceeding is not discharged or dismissed within forty-five (45) days of its commencement; a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower, in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          9.1.8 JUDGMENTS. There shall remain in force, undischarged, unsatisfied and unstayed, for more than forty-five (45) days, whether or not consecutive, any uninsured final judgment against the Borrower or any of its

Subsidiaries   that,  with  other   outstanding   uninsured   final   judgments,
undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $100,000;

          9.1.9 CANCELLATION OF LOAN DOCUMENTS. If any of the Loan Documents shall be canceled, terminated, revoked or rescinded or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          9.1.10 ERISA. With respect to any ERISA Plan, a Reportable Event shall have occurred and (i) a trustee shall have been appointed by the United States District Court to administer such plan; (ii) proceedings shall have been instituted to terminate such plan (which termination proceedings could result in liability of the Borrower or any of its Subsidiaries to the PBGC and/or others in excess of $250,000; or (iii) facts and circumstances exist with respect to such plan that could result in liability of the Borrower or any of its Subsidiaries in excess of $250,000.

          9.1.11 INDICTMENT. The Borrower or any of its Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Subsidiaries;

          9.1.12 MATERIAL ADVERSE CHANGE. There shall have occurred any change in or to the assets, liabilities, financial condition, business operations, or prospects of the Borrower and its Subsidiaries, taken as a whole, which change materially adversely affects the Borrower's ability to perform its obligations under this Agreement or the other Loan Documents;

          9.1.13 REGARDING GUARANTOR, ET. AL. The occurrence of any of the foregoing Events of Default with respect to any Guarantor of the Obligations, or the occurrence of any of the foregoing Events of Default with respect to the parent of the Borrower, or any of the Guarantor's Subsidiaries or Affiliates, as if such Guarantor, parent, or Affiliate were the "Borrower" described therein;

          9.1.14 CHANGE IN CONTROL. Any change of the ownership of the capital stock of the Borrower from that existing on the date hereof, except as permitted pursuant to Section 7.18.4, or a Change in Control shall have occurred with respect to CharterMac; or

          9.1.15 FLEET FINANCINGS. The occurrence of an event of default (however defined or described) under any other Fleet Financing.

     9.2 WRITTEN WAIVERS. If a Default is waived by the Requisite Lenders (or all of the Lenders if and to the extent required by the terms of Section 11.4 hereof), in their sole discretion, pursuant to a specific written instrument executed by an authorized officer of Agent, the Default so waived shall be deemed to have never occurred.

     9.3  REMEDIES.
          --------

          9.3.1 If an Event of Default described in Section 9.1.6 and 9.1.7 occurs with respect to the Borrower, the Warehousing Commitment will automatically terminate and the unpaid principal amount of and accrued interest on the Loan and all other Obligations will automatically become due and payable, without presentment, demand or other requirements of any kind, all of which the Borrower expressly waives.

          9.3.2 If any other Event of Default occurs and is continuing, Agent may, and with the direction of the Requisite Lenders shall, by Notice to the Borrower, terminate the Warehousing Commitment and declare the Obligations to be immediately due and payable.

          9.3.3 If any Event of Default occurs and is continuing, Agent may also take any of the following actions:

               (i) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for in the Loan Documents.

               (ii) Notify all obligors under any of the Collateral that the Collateral has been assigned to Agent (or to another Person designated by Agent) and that all payments on that Collateral are to be made directly to Agent (or such other Person); settle, compromise or release, in whole or in part, any amounts any obligor or Investor owes on any of the Collateral on terms acceptable to Agent; enforce payment and prosecute any action or proceeding involving any of the Collateral; and where any Collateral is in default, foreclose on and enforce any Liens securing that Collateral in any manner permitted by law and sell any property acquired as a result of those enforcement actions.

               (iii) Act, or contract with a third party to act at the Borrower's expense, as servicer or subservicer of Collateral requiring servicing and perform all obligations required under any Servicing Contracts and Purchase Commitments.

               (iv) Require the Borrower to assemble and make available to Agent the Collateral and all related books and records at a place designated by Agent.

               (v) Enter onto property where any Collateral or related books and records are located and take possession of those items with or without judicial process; and obtain access to the Borrower's data processing equipment, computer hardware and software relating to the Collateral and use all of the foregoing and the information contained in the foregoing in any manner Agent deems necessary for the purpose of effectuating its rights under this Agreement and any other Loan Document.

               (vi) Before the disposition of the Collateral, prepare it for disposition in any manner and to the extent Agent deems appropriate.

               (vii) Exercise all rights and remedies of a secured creditor under the UCC or other applicable law, including selling or otherwise disposing of all or any portion of the Collateral at one or more public or private sales, whether or not the Collateral is present at the place of sale, for cash or credit or future delivery, on the terms and in the manner as Agent may determine, including sale under any applicable Purchase Commitment. The Borrower waives any right the Borrower may have to prior notice of the sale of all or any portion of the Collateral to the extent allowed by applicable law. If notice is required under applicable law, Agent will give the Borrower not less than 10 days' notice of any public sale or of the date after which any private sale may be held. The Borrower agrees that 10 days' notice is reasonable notice. Agent may, without notice or publication, adjourn any public or private sale one or more times by announcement at the time and place fixed for the sale, and the sale may be held at any time or place announced at the adjournment. In the case of a sale of all or any portion of the Collateral on credit or for future delivery, the Collateral sold on those terms may be may be retained by Agent until the purchaser pays the selling price or takes possession of the Collateral. Agent has no liability to the Borrower if a purchaser fails to pay for or take possession of the Collateral sold on those terms, and in the case of any such failure, Agent may sell the Collateral again upon notice complying with this Section.

               (viii) Instead of or in conjunction with exercising the power of sale authorized by Section 9.5.3(vii), Agent may proceed by suit at law or in equity to collect all amounts due upon the Collateral, or to foreclose Agent's Lien on and sell all or any portion of the Collateral pursuant to a judgment or decree of a court of competent jurisdiction.

               (ix) Proceed against the Borrower on the Notes.

               (x) Retain all excess proceeds from the sale or other disposition of the Collateral, and apply them to the payment of the Obligations under
     Section 11.2.4.

          9.3.4 Agent and Lenders will incur no liability as a result of the commercially reasonable sale or other disposition of all or any portion of the Collateral at any public or private sale or other disposition. The Borrower waives (to the extent permitted by law) any claims it may have against Agent arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price that Agent might have obtained at a public sale, or was less than the aggregate amount of the outstanding Warehousing Advances, plus accrued and unpaid interest on the Advances, and unpaid fees, even if Agent accepts the first offer received and does not offer the Collateral to more than one offeree. The Borrower agrees that any sale of Collateral under the terms of a Purchase Commitment, or any other disposition of Collateral arranged by the Borrower, whether before or after the occurrence of an Event of Default, will be deemed to have been made in a commercially reasonable manner.

          9.3.5 The Borrower acknowledges that Mortgage Loans are collateral of a type that is the subject of widely distributed standard price quotations and that Mortgage-backed Securities are collateral of a type that is customarily sold on a recognized market. The Borrower waives any right it may have to prior notice of the sale of Pledged Securities, and agrees that Agent may purchase Pledged Loans and Pledged Securities at a private sale of such Collateral.

          9.3.6 The Borrower specifically waives and releases (to the extent permitted by law) any equity or right of redemption, stay or appraisal that the Borrower has or may have under any rule of law or statute now existing or adopted after the date of this Agreement, and any right to require Agent to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies against the Collateral in any particular order, or (3) pursue any other remedy within its power. Agent is not required to take any action to preserve any rights of the Borrower against holders of mortgages having priority to the Lien of any Mortgage included in the Collateral or to preserve the Borrower's rights against other prior parties.

          9.3.7 Lenders may, but are not obligated to, advance any sums or do any act or thing necessary to uphold or enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Agent or Lenders in exercising any right, power or remedy conferred by this Agreement, or in the enforcement of this Agreement, together with interest on those amounts at the Default Rate, from the time paid by Agent or Lenders until repaid by the Borrower, are deemed to be principal outstanding under this Agreement and the Notes.

          9.3.8 No failure or delay on the part of Agent to exercise any right, power or remedy provided in this Agreement or under any other Loan Document, at law or in equity, will operate as a waiver of that right, power or remedy. No single or partial exercise by Agent of any right, power or remedy provided under this Agreement or any other Loan Document, at law or in equity, precludes any other or further exercise of that right, power, or remedy by Agent, or Agent's exercise of any other right, power or remedy. Without limiting the foregoing, the Borrower waives all defenses based on the statute of limitations to the extent permitted by law. The remedies provided in this Agreement and the other Loan Documents are cumulative and are not exclusive of any remedies provided at law or in equity.

          9.3.9 For the purpose of exercising the rights granted by this Section 9, as well as any and all other rights and remedies of Agent, the Borrower hereby irrevocably constitutes and appoints Agent (or any agent designated by any Lender) its true and lawful attorney-in-fact, with full power of substitution, exercisable upon and following any Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts in the name and on behalf of the Borrower, including, without limitation, Agent has been granted a license or other right to use, without charge, the Borrower's computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and the Borrower's rights under all licenses and all other agreements related to the foregoing inure to Agent's benefit until the Obligations are paid in full.

10.  SECURITY INTEREST AND SET-OFF.
     -----------------------------


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



     10.1 SECURITY INTEREST. The Borrower hereby grants to the Agent and each of the Lenders, a lien, security interest and right of setoff as security for all liabilities and obligations to Agent and each of the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property of the Borrower, now or hereafter in the possession, custody, safekeeping or control of Agent or any of the Lenders or any entity under the control of Bank of America Corporation and its successors and assigns or in transit to any of them.

     10.2 SET-OFF. If an Event of Default occurs and is continuing, any such deposits, balances or other sums credited by or due from Agent or any of the Lenders, or from any such Affiliate of Agent or any of the Lenders, to the Borrower may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, appropriated and applied by Agent or such Lender of Affiliate against any or all of the Borrower's Obligations irrespective of whether demand shall have been made and although such obligations may be unmatured, in such manner as Agent or such Lender or Affiliate in its sole and absolute discretion may determine. Within five (5) Business Days of making any such set off, appropriation or application, Agent agrees to notify the Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agrees with each other Lender that (a) if an amount to be set off is to be applied to indebtedness of the Borrower to such Lender, other than the Obligations evidenced by the Note held by such Lender, unless such amount is held by such Lender in connection with a specific relationship with the Borrower other than that evidenced by the Loan Documents, such amount shall be applied ratably to such other indebtedness and to the Obligations evidenced by the Note held by such Lender, and (b) if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Note held by such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Note held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, participation, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Note held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     10.3 RIGHT TO FREEZE. The Agent and each of the Lenders shall also have the right, at its option, upon the occurrence of any event which would entitle the Agent and each of the Lenders to set off or debit as set forth in Section 10.2, to freeze, block or segregate any such deposits, balances and other sums so that the Borrower may not access, control or draw upon the same.

     10.4 ADDITIONAL RIGHTS. The rights of Agent, the Lenders, and each affiliate of the Agent and the Lenders under this Section 10 are in addition to, and not in limitation of, other rights and remedies, including other rights of set off, which Agent or any of the Lenders may have.

11.  THE AGENT AND THE LENDERS
     -------------------------

     11.1 RIGHTS, DUTIES AND IMMUNITIES OF THE AGENT.
          ------------------------------------------

          11.1.1 APPOINTMENT OF AGENT. Each Lender hereby irrevocably designates and appoints Fleet National Bank as Agent of such Lender to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes the Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to or conferred upon the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Section 11. The Agent shall not have any duties or responsibilities except those expressly set forth herein or in the other Loan Documents, nor shall it have any fiduciary relationship with, or fiduciary duty to, any Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. The provisions of this Section 11 are solely for the benefit of the Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof.

          11.1.2 ADMINISTRATION OF LOAN BY AGENT. The Agent shall be responsible for administering the Loan on a day-to-day basis. In the exercise of such administrative duties, the Agent shall use the same diligence and standard of care that is customarily used by the Agent with respect to similar loans held by the Agent solely for its own account.

     Each  Lender  delegates  to the Agent the full right and  authority  on its
behalf  to  take  the  following   specific   actions  in  connection  with  its
administration of the Loan:

               (i) to fund each Warehousing Advance in accordance with the provisions of the Loan Documents, but only to the extent of immediately available funds provided to the Agent by the respective Lenders for such purpose;

               (ii) to receive all payments of principal, interest, fees and other charges paid by, or on behalf of, the Borrower and, except for fees to which the Agent is entitled pursuant to the Loan Documents or otherwise, to distribute all such funds to the respective Lenders as provided for hereunder;

               (iii) to keep and maintain complete and accurate files and records of all material matters pertaining to the Loan, and make such files and records available for inspection and copying by each Lender and its respective employees and agents during normal business hours upon reasonable prior notice to the Agent; and

               (iv) to do or omit doing all such other actions as may be reasonably necessary or incident to the implementation, administration and servicing of the Loan and the rights and duties delegated hereinabove.

          11.1.3 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Document by or through its agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          11.1.4 EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its or their gross negligence or willful misconduct. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible for or have any duty to ascertain, inquire into, or verify
(i) any recital, statement, representation or warranty made by the Borrower or any of its officers or agents contained in this Agreement or the other Loan Documents or in any certificate or other document delivered in connection therewith; (ii) the performance or observance of any of the covenants or agreements contained in, or the conditions of, this Agreement or the other Loan Documents; (iii) the state or condition of any properties of the Borrower or any other obligor hereunder constituting Collateral for the Obligations of the Borrower hereunder, except as may be specifically provided in this Agreement or the Exhibits hereto (subject to the immediately preceding sentence), or any information contained in the books or records of the Borrower; (iv) the validity, enforceability, collectibility, effectiveness or genuineness of this Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) the validity, priority or perfection of any lien securing or purporting to secure the Obligations or the value or sufficiency of any of the Collateral.

          11.1.5 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders (or all the Lenders, if and to the extent required pursuant to Section 11.4.1 hereof) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of the taking or failing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with any written request of the Requisite Lenders, and each such request of the Requisite Lenders, and any action taken or failure to act by the Agent pursuant thereto, shall be binding upon all of the Lenders; provided, however, that the Agent shall not be required in any event to act, or to refrain from acting, in any manner which is contrary to the Loan Documents or to applicable law.

          11.1.6 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default unless the Agent has actual knowledge of the same or has received notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default". In the event that the Agent obtains such actual knowledge or receives such a notice, the Agent shall give prompt notice thereof to each of the Lenders. The Agent shall take such action with respect to such Default as shall be reasonably directed by the Requisite Lenders (or all the Lenders, if and to the extent required pursuant to Section 11.4.1 hereof). Unless and until the Agent shall have received such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default as it shall deem advisable in the best interest of the Lenders, provided, however, that the Agent shall not accelerate the indebtedness under this Agreement without the prior written consent of the Requisite Lenders.

          11.1.7 LENDERS' CREDIT DECISIONS. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on the financial statements prepared by the Borrower and the Guarantors and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Borrower and the Guarantors and has made its own decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents.

          11.1.8 AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Agent, ratably in proportion to their respective Commitments, for (i) any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under this Agreement or the other Loan Documents, (ii) any other expenses incurred by the Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration, amendment, waiver and/or enforcement of this Agreement and the other Loan Documents, and (iii) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any other document delivered in connection therewith or any transaction contemplated thereby, or the enforcement of any of the terms hereof or thereof, provided that no Lender shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

          11.1.9 AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its Commitment as a Lender, and the Loans made by it and the Note issued to it, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its subsidiaries and affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

          11.1.10 SUCCESSOR AGENT. The Agent may resign at any time by giving thirty (30) days' prior written notice to the Lenders and the Borrower. The Requisite Lenders, for good cause, may remove Agent at any time by giving thirty
(30) days' prior written notice to the Agent, the Borrower and the other Lenders. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and accepted such appointment within thirty
(30) days after the retiring Agent's giving notice of resignation or the Requisite Lenders' giving notice of removal, as the case may be, then the retiring or removed Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Each such successor Agent shall be a financial institution which meets the requirements of an Eligible Assignee. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation hereunder, or the removal of the Agent hereunder, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

          11.1.11 DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, at the request, or may, upon the consent, of the Requisite Lenders, and provided that the Lenders have given to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Agreement and the other Loan Documents respecting the foreclosure of mortgages, the sale or other disposition of all or any part of the Collateral and the exercise of any other legal or equitable rights or remedies as it may have hereunder or under any other Loan Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Requisite Lenders. The Agent shall be fully protected in so acting or refraining from acting upon the instruction of the Requisite Lenders, and such instruction shall be binding upon all the Lenders. The Requisite Lenders may direct the Agent in writing as to the method and the extent of any such foreclosure, sale or other disposition or the exercise of any other right or remedy, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction. The Agent may, in its discretion but without obligation, in the absence of direction from the Requisite Lenders, take such interim actions as it believes necessary to preserve the rights of the Lenders hereunder and in and to any Collateral securing the Obligations, including but not limited to petitioning a court for injunctive relief, appointment of a receiver or preservation of the proceeds of any Collateral. Each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents, including without limitation the Notes, other than through the Agent.

          11.1.12 DISTRIBUTIONS OF NOTICES AND DOCUMENTS . The Agent will forward to each Lender, promptly after the Agent's receipt thereof, a copy of each notice or other document furnished to the Agent pursuant to this Agreement other than routine communications associated with requests for Warehousing Advances or determinations of Collateral eligibility, other routine or nonmaterial communications, notices or documents required by any of Loan Documents to be furnished directly to the Lenders by the Borrower, or of which the Agent has knowledge that such notice or document otherwise had been forwarded directly to the Lenders other than by the Agent.

     11.2 RESPECTING LOANS AND PAYMENTS.
          -----------------------------

          11.2.1 PROCEDURES FOR WAREHOUSING ADVANCES. Agent shall give written notice to each Lender of each request for a Warehousing Advance by facsimile transmission, hand delivery or overnight courier on the same Business Day as received from the Borrower pursuant to Section 2.3.1. Each such notice shall be accompanied by a written summary of the request for a Warehousing Advance and shall specify (a) the date of the requested Warehousing Advance, (b) the aggregate amount of the requested Warehousing Advance, and (c) each Lender's pro rata share of the requested Warehousing Advance. Each Lender shall, before 11:00 a.m. (Boston time) on the date set forth in any such request for a Warehousing Advance, make available to Agent, at an account to be designated by Agent at Fleet National Bank in Boston, Massachusetts, in same day funds, each Lender's ratable portion of the requested Warehousing Advance. After Agent's receipt of such funds and upon Agent's determination that the applicable conditions to making the requested Warehousing Advance have been fulfilled, Agent shall make such funds available to the Borrower as provided for in this Agreement. Within a reasonable period of time following the making of each Warehousing Advance, Agent shall deliver to each Lender a copy of the Borrower's request for such Warehousing Advance. Promptly after receipt by Agent of written request from any Lender, Agent shall deliver to the requesting Lender the accompanying certifications and such other instruments, documents, certifications and approvals delivered by or on behalf of the Borrower to Agent in support of the requested Warehousing Advance.

          11.2.2 NATURE OF OBLIGATIONS OF LENDERS. The obligations of the Lenders hereunder are several and not joint. Failure of any Lender to fulfill its obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage of the Loan, nor shall such failure release or diminish the obligations of any other Lender to fund its Commitment Percentage provided herein.

          11.2.3 PAYMENTS TO AGENT. All payments of principal of and interest on the Loan or the Notes shall be made to the Agent by the Borrower or any other obligor or guarantor for the account of the Lenders in immediately available funds as provided in the Notes and this Agreement and any other Loan Document. Except as otherwise expressly provided herein, the Agent agrees to use its reasonable best efforts to promptly to distribute to each Lender, on the same Business Day upon which each such payment is made (if received prior to 2:00 p.m. on such Business Day), such Lender's proportionate share of each such payment in immediately available funds excluding Liquidation Proceeds which shall be distributed in accordance with Section 11.2.4 below. The Agent shall upon each distribution promptly notify the Borrower of such distribution and each Lender of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Lender. Each payment to the Agent under the first sentence of this Section shall constitute a payment by the Borrower to each Lender in the amount of such Lender's proportionate share of such payment, and any such payment to the Agent shall not be considered outstanding for any purpose after the date of such payment by the Borrower to the Agent without regard to whether or when the Agent makes distribution thereof as provided above. If any payment received by the Agent from the Borrower is insufficient to pay both all accrued interest and all principal then due and owing, unless otherwise provided herein, the Agent shall first apply such payment to all outstanding interest until paid in full and shall then apply the remainder of such payment to all principal then due and owing, and shall distribute the payment to each Lender accordingly.

          11.2.4 DISTRIBUTION OF LIQUIDATION PROCEEDS.
                 ------------------------------------

     Subject to the terms and conditions hereof, the Agent shall distribute all Liquidation Proceeds in the order and manner set forth below:

First: To the Agent, towards any fees and any expenses for which the Agent is entitled to reimbursement under this Agreement or the other Loan Documents not theretofore paid to the Agent.

Second: To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been reimbursed for all expenses which such Lenders have previously paid to the Agent and not theretofore paid to such Lenders.

Third: To all Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Loan, with each Lender applying such proceeds for purposes of this Agreement first against the outstanding principal balance due to such Lender under the Loan and then to accrued and unpaid interest due under the Loan.

Fourth:        To   Fleet  National  Bank   any   costs  and  expenses  incurred
               directly by Fleet National Bank as a result of any breach of any Hedging Arrangements.

Fifth: To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all other amounts due to such Lenders under the Loan including, without limitation, any costs and expenses incurred directly by such Lenders to the extent such costs and expenses are reimbursable to such Lenders by the Borrower under the Loan Documents.

Sixth: To the Borrower or such third parties as may be entitled to claim Liquidation Proceeds.

          11.2.5 ADJUSTMENTS. If, after Agent has paid each Lender's proportionate share of any payment received or applied by Agent in respect of the Loan, that payment is rescinded or must otherwise be returned or paid over by Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any loan agreement or otherwise, such Lender shall, at Agent's request, promptly return its proportionate share of such payment or application to Agent, together with the Lender's proportionate share of any interest or other amount required to be paid by Agent with respect to such payment or application.

          11.2.6 SETOFF. If any Lender (including the Agent), acting in its individual capacity, shall exercise any right of setoff against a deposit balance or other account of the Borrower held by such Lender on account of the obligations of the Borrower under this Agreement, such Lender shall remit to the Agent all such sums received pursuant to the exercise of such right of setoff, and the Agent shall apply all such sums for the benefit of all of the Lenders hereunder in accordance with the terms of this Agreement.

          11.2.7 DISTRIBUTION BY AGENT. If in the opinion of the Agent distribution of any amount received by it in such capacity hereunder or under the Notes or under any of the other Loan Documents might involve any liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction or has been resolved by the mutual consent of all Lenders. In addition, the Agent may request full and complete indemnity, in form and substance satisfactory to it, prior to making any such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such persons as shall be determined by such court.

          11.2.8 DELINQUENT LENDER. If for any reason any Lender shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Agent its pro rata share of any Loans, expenses or setoff (a "Delinquent Lender") and such failure is not cured within ten (10) days of receipt from the Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Agent, other Lenders, the Borrower or any other party at law or in equity, and not in limitation thereof, (i) such Delinquent Lender's right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Loans until, as a result of application of such assigned payments the Lenders' respective pro rata shares of all outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender's decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans, expenses or setoffs as to which it is delinquent, together with interest thereon at the Default Rate from the date when originally due until the date upon which any such amounts are actually paid.

     The non-delinquent Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (PRO RATA, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Loans (the "Future Commitment"). Upon any such purchase of the PRO RATA share of any Delinquent Lender's Future Commitment, the Delinquent Lender's share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Lender shall indemnify Agent and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by Agent or by any non-delinquent Lender, on account of a Delinquent Lender's failure to timely fund its PRO RATA share of a Loan or to otherwise perform its obligations under the Loan Documents.

          11.2.9 HOLDERS. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     11.3 ASSIGNMENT AND PARTICIPATION.
          ----------------------------

          11.3.1 CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the Notes held by it), upon satisfaction of the following conditions: (a) each of the Agent and the Borrower shall have given its prior written consent to such assignment (provided that, in the case of the Borrower, such consent will not be unreasonably withheld and shall not be required if a Default shall have occurred and be continuing); (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (c) each assignment shall be in an amount that is at least $10,000,000.00 and is a whole multiple of $250,000.00, (d) each Lender which is a Lender at the time of such assignment shall retain, free of any such assignment, an amount of its Commitment of not less than $5,000,000.00, (e) the Agent, in its individual capacity as a Lender, shall retain, free of any such assignment, an amount of its Commitment of not less than $20,000,000.00, and (f) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT E hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (y) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 13.3.3, be released from its obligations under this Agreement.

          11.3.2 CERTAIN REPRESENTATIONS AND WARRANTIES, LIMITATIONS, COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to such Assignment and Acceptance confirm to and agree with each other and the other parties hereto as follows:

               (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

               (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its affiliates, related entities or subsidiaries or any other person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any other person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

               (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements provided by the Borrower as required by the terms of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

               (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

               (e) such assignee represents and warrants that it is an Eligible Assignee;

               (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

               (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and

               (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

          11.3.3 REGISTER. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of ($5,000.00).

          11.3.4 NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this Section 11.3.4, the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrower.

          11.3.5 PARTICIPATIONS. Each Lender may sell participations to one or more banks or other financial institutions in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents;
provided that (a) each such participation shall be in a minimum amount of $5,000,000.00, (b) each participant shall meet the requirements of an Eligible Assignee, (c) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower, and (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

          11.3.6 DISCLOSURE. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

          11.3.7 MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Lender shall retain its rights to be indemnified pursuant to Section 7.25 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 11.3.7 to the contrary notwithstanding (a) any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341, and (b) any Lender may assign, pledge or participate its interests, rights and obligations under this Agreement, including its right to receive and retain payments on its Note, in connection with any arrangement maintained by such Lender to fund credit facilities provided by that Lender; PROVIDED, HOWEVER, that such Lender shall remain primarily and directly liable to timely and fully perform all of its obligations under this Agreement, and no such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents or require the Borrower to have direct duties or responsibilities to more than one such assignee, pledgee, or participant of such pledgor Lender under this sentence.

          11.3.8 ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

     11.4 ADMINISTRATIVE MATTERS.
          ----------------------

          11.4.1 AMENDMENT, WAIVER, CONSENT, ETC. Except as otherwise provided herein or as to any term or provision hereof which provides for the consent or approval of the Agent, no term or provision of this Agreement or any other Loan Document may be changed, waived, discharged or terminated, nor may any consent required or permitted by this Agreement or any other Loan Document be given, unless such change, waiver, discharge, termination or consent receives the written approval of the Requisite Lenders.

     Notwithstanding the foregoing, the unanimous written approval of all the Lenders (other than a Defaulting Lender) shall be required with respect to any proposed amendment, waiver, discharge, termination, or consent which:

               (i) has the effect of (a) extending the final scheduled maturity or the date of any amortization payment of any Loan or Note, (b) reducing the rate or extending the time of payment of interest or fees thereon, (c) increasing or reducing the principal amount thereof, or (d) otherwise postponing or forgiving any indebtedness thereunder,

               (ii)  releases  or  discharges   any  material   portion  of  the
     Collateral other than in accordance with the express provisions of the Loan Documents,

               (iii) amends, modifies or waives any provisions of this paragraph 11.4.1,

               (iv) amends, modifies or waives any provisions of Section 2.1.3 and the limitations set forth on EXHIBIT D or the definition of any term used therein or used in any of the financial covenants set forth in Section 7.26,

               (v) reduces the percentage specified in the definition of Requisite Lenders,

               (vi) except as otherwise provided in the Agreement or arising by the assignment by a lender of a portion of its Commitment, changes the amount of any Lender's Commitment or Commitment Percentage, or

               (vii) releases or waives any guaranty of the Obligations or indemnifications provided in the Loan Documents;

and PROVIDED, further, that without the consent of the Agent, no such action shall amend, modify or waive any provision of this Article or any other provision of any Loan Document which relates to the rights or obligations of the Agent.

          11.4.2 DEEMED CONSENT OR APPROVAL. With respect to any requested amendment, waiver, consent or other action which requires the approval of the Requisite Lenders or all of the Lenders, as the case may be, in accordance with the terms of this Agreement, or if the Agent is required hereunder to seek, or desires to seek, the approval of the Requisite Lenders or all of the Lenders, as the case may be, prior to undertaking a particular action or course of conduct, the Agent in each such case shall provide each Lender with written notice of any such request for amendment, waiver or consent or any other requested or proposed action or course of conduct, accompanied by such detailed background information and explanations as may be reasonably necessary to determine whether to approve or disapprove such amendment, waiver, consent or other action or course of conduct. The Agent may (but shall not be required to) include in any such notice, printed in capital letters or boldface type, a legend substantially to the following effect:

     "THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE. FAILURE TO RESPOND WITHIN TEN (10) CALENDAR DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE ACTION REQUESTED BY THE BORROWER OR THE COURSE OF CONDUCT PROPOSED BY THE AGENT AND RECITED ABOVE,"

and if the foregoing legend is included by the Agent in its communication, a Lender shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such Lender fails to object to such action or course of conduct by written notice to Agent within ten (10) calendar days of such Lender's receipt of such notice; PROVIDED, HOWEVER, that, upon the written request of any Lender for additional time to consider such proposed action or course of conduct in accordance with the requirements of such Lender's internal review process, the foregoing 10-day period shall be extended by the Agent for up to an additional ten (10) calendar days.

12.  GENERAL PROVISIONS.
     ------------------

     12.1 NOTICES. Any notice or other communication in connection with this Agreement, the Notes, or any of the other Loan Documents (a "Notice"), shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercial recognized courier service or overnight delivery service such as Federal Express, or (iii) sent by facsimile transmission if a FAX Number is designated below, addressed as set forth below:

                  If to the Borrower:

                           CharterMac Mortgage Capital Corporation
                           101 Hudson Street
                           39th Floor
                           Jersey City, NJ 07302
                           Fax Number: (201) 716-2500
                           Attention:  Chief Financial Officer

with copies by regular mail or such hand delivery or facsimile transmission to:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, New York 10036
                           FAX Number: (212) 969-2900
                           Attention: Steven Fishman, Esquire

         If to Agent, or to such Person in its capacity as a Lender:

                           Fleet National Bank
                           One Federal Street
                           Mail Code:  MA5-503-04-16
                           Boston, Massachusetts 02110
                           FAX Number: (617) 346-4670
                           Attention: Mr. John F. Simon

with copies by regular mail or such hand delivery or facsimile transmission to (which shall not constitute notice):

                           Nutter, McClennen & Fish, LLP
                           World Trade Center West
                           155 Seaport Boulevard
                           Boston, Massachusetts 02210
                           FAX Number: (617) 310-9806
                           Attention: Philip R. Rosenblatt, Esquire

     If to a Lender (other than Fleet National Bank): To such address for such Lender as appears on SCHEDULE 1.

Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

     A notice shall be deemed to have been given, delivered and received for the purposes of all Loan Documents upon the earliest of: (i) if sent by such certified or registered mail, on the earlier of the third Business Day following the date of postmark or on the date of actual receipt, or (ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day, or (iii) if facsimile transmission is a permitted means of giving notice, upon receipt as evidenced by confirmation.

     12.2 PAYMENTS TO BE CHARGED AS AN ADVANCE. Any payments required by this Agreement, the Notes or any of the other Loan Documents may (but not before the due date thereof) be deducted by Lender from the amount, if any, not already advanced, and the same shall be deemed to be a Loan, or may be deducted from any Loan due hereunder. Any attorneys' fees, inspection fee, or any other expense payable by the Borrower as herein provided for, or incurred in connection with the examination of the Collateral for the Loan, any tangible or intangible assets of the Borrower, the drafting of the Loan Documents and other instruments evidencing or securing the Obligations and all other Loan Documents may be likewise deducted from the amounts, if any, not already advanced or from any Loan payable to the Borrower and, in any event, charged as a Loan hereunder, but only to the extent payable by the Borrower pursuant to Section 7.24 hereof.

     12.3 PARTIES BOUND; INTEGRATION. The provisions of this Agreement and of each of the other Loan Documents shall be binding upon and inure to the benefit of Borrower and the Agent and each of the Lenders and their respective successors and assigns, except as otherwise prohibited by this Agreement or any of the other Loan Documents.

     This Agreement is a contract by and among Borrower, Agent and each of the Lenders for their mutual benefit, and no third person shall have any right, claim or interest against either Agent, any of the Lenders, or Borrower as a third party beneficiary or otherwise by virtue of any provision hereof.

     This Agreement is intended by the Borrower, the Agent and the Lenders as the final, complete and exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement.

     12.4 WAIVERS, EXTENSIONS AND RELEASES. Except as otherwise provided herein, the Agent, the Requisite Lenders or all of the Lenders, as applicable, may at any time and from time to time waive any one or more of the conditions contained herein or in any of the other Loan Documents, or extend the time of payment of the Loan, or release portions of the Collateral from the provisions of this Agreement and from the Security Documents, but any such waiver, extension or release shall be deemed to be made in pursuance and not in modification hereof, and any such waiver in any instance, or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

     12.5 GOVERNING LAW; CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL.
          -------------------------------------------------------------------

          12.5.1 SUBSTANTIAL RELATIONSHIP. It is understood and agreed that all of the Loan Documents were negotiated, executed and delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

          12.5.2 PLACE OF DELIVERY.  The Borrower  agrees to furnish to Agent at
the  Agent's   office  in  Boston,   Massachusetts   all  further   instruments,
certifications and documents to be furnished hereunder.

          12.5.3 GOVERNING LAW. This Agreement and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

     12.6 CONSENT TO JURISDICTION. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 12.1. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     12.7 JURY TRIAL WAIVER. THE BORROWER, AGENT AND LENDERS (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY
LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR AGENT AND THE LENDERS TO ACCEPT THIS AGREEMENT AND MAKE THE LOAN.

     12.8 SURVIVAL. All representations, warranties, covenants and agreements of the Borrower herein or in any other Loan Document, or in any notice, certificate, or other paper delivered by or on behalf of the Borrower pursuant hereto are significant and shall be deemed to have been relied upon by Agent and each of the Lenders notwithstanding any investigation made by Agent or each of the Lenders or on its behalf and shall survive the delivery of the Loan Documents and the making of the Loan and each advance pursuant thereto. No review or approval by Agent or the Lenders, or by any of their consultants or representatives, of any opinion letters, certificates by professionals or other item of any nature shall relieve the Borrower or anyone else of any of the obligations, warranties or representations made by or on behalf of the Borrower under any one or more of the Loan Documents.

     12.9 CUMULATIVE RIGHTS. All of the rights of the Agent and the Lenders hereunder and under each of the other Loan Documents and any other agreement now or hereafter executed in connection herewith or therewith, shall be cumulative and may be exercised singly, together, or in such combination as Agent and each Lender may determine in its sole good faith judgment.

     12.10 CLAIMS AGAINST AGENT OR LENDERS.
           -------------------------------

          12.10.1 BORROWER MUST NOTIFY. The Agent and each of the Lenders shall not be in default under this Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of the Borrower shall have been given to Agent and each of the Lenders within thirty (30) days after the Borrower first had actual knowledge or actual notice of the occurrence of the event which the Borrower alleges gave rise to such claim and the Agent or such Lender, as the case may be, does not remedy or cure the default, if any there be, with reasonable promptness thereafter. Such actual knowledge or actual notice shall refer to what was actually known by, or expressed in a written notification furnished to any Authorized Representative.

          12.10.2 REMEDIES. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Agent or any of the Lenders has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Agent's and each of the Lender's responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings; and
(ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Agent or any of the Lenders, where it is also so determined that Agent or any of the Lenders acted in bad faith, the payment of any actual, direct, compensatory damages sustained by the Borrower as a result thereof plus the Borrower's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.

          12.10.3 LIMITATIONS. In no event, however, shall Agent and any of the Lenders be liable to the Borrower or anyone else for other damages such as, but not limited to, indirect, speculative, consequential or punitive damages whatever the nature of the breach by Agent or any of the Lenders of its obligations under this Agreement or under any of the other Loan Documents. In no event shall Agent or any of the Lenders be liable for direct damages to the Borrower or anyone else unless a written notice specifically setting forth the claim of the Borrower shall have been given to Agent and each of the Lenders within the time period specified above.

     12.11 OBLIGATIONS ABSOLUTE. Except to the extent prohibited by applicable law which cannot be waived, the Obligations of the Borrower under the Loan Documents shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including, without limitation, the existence of any claim, set off, defense or other right which the Borrower may have at any time against Agent or any of the Lenders whether in connection with the Loan or any unrelated transaction.

     12.12 COUNTERPARTS. This Agreement and each other Loan Document may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such loan agreement is sought.

     12.13 TIME OF THE ESSENCE. Time is of the essence of each provision of this Agreement and each other Loan Document.

     12.14 NO ORAL CHANGE. This Agreement and each of the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought (except no such writing shall be required for any party which, pursuant to a specific provision of any Loan Document, is required to be bound by changes without such party's assent). In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealings or the like be effective to amend, terminate, extend or otherwise modify this Agreement or any of the other Loan Documents.

     12.15  MONTHLY  STATEMENTS.   While  Agent  may  issue  invoices  or  other
statements on a monthly or periodic basis (a "Statement"), it is expressly acknowledged and agreed that: (i) the failure of Agent to issue any Statement on one or more occasions shall not affect the Borrower's obligations to make payments under the Loan Documents as and when due; (ii) the inaccuracy of any Statement shall not be binding upon the Agent or the Lenders and so the Borrower shall always remain obligated to pay the full amount(s) required under the Loan Documents as and when due notwithstanding any provision to the contrary contained in any Statement; (iii) all Statements are issued for information purposes only and shall never constitute any type of offer, acceptance, modification, or waiver of the Loan Documents or any of the Agent's or Lenders' rights or remedies thereunder; and (iv) in no event shall any Statement serve as the basis for, or a component of, any course of dealing, course of conduct, or trade practice which would modify, alter, or otherwise affect the express written terms of the Loan Documents.

      [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF this Agreement has been duly executed and delivered as a sealed instrument at Boston, Massachusetts this _____ day of December, 2001.

         BORROWER:                            CHARTERMAC MORTGAGE CAPITAL
                                              CORPORATION


                                              By: /s/ Lawrence Cohen
                                                  ------------------
                                              Name: Lawrence Cohen
                                                    --------------
                                              Title: Senior Vice President
                                                     ---------------------


         AGENT AND LENDER:                    FLEET NATIONAL BANK, A BANK OF
                                              AMERICA COMPANY


                                              By: /s/ John F. Simon
                                                  -----------------
                                              Name: John F. Simon
                                                    -------------
                                              Title: Senior Vice President
                                                     ---------------------


         LENDER:                              HSBC BANK USA, NATIONAL
                                              ASSOCIATION


                                              By: /s/ Christopher J. Montante
                                                  ---------------------------
                                              Name: Christopher J. Montante
                                                    -----------------------
                                              Title: Vice President
                                                     --------------


CONSENT OF GUARANTORS:

     Each of the Guarantors has guaranteed all of the Obligations under this Agreement by executing a Guaranty, dated as of December 24, 2001. By executing this Agreement in the space provided below, each of the Guarantors hereby absolutely and unconditionally reaffirms that Guaranty to which it is a party, and acknowledges and agrees to the terms and conditions of this Agreement and the transactions contemplated by the Loan Documents.

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                   GUARANTORS:

                                   CHARTERMAC, a Delaware statutory trust

                                   By: Charter Mac Corporation, its managing
                                         member

                                              By: /s/ Alan P. Hirmes
                                                  ------------------
                                              Name: Alan P. Hirmes
                                                    --------------
                                              Title: Chief Financial Officer
                                                     -----------------------


                                   CHARTER MAC CORPORATION


                                              By: /s/ Alan P. Hirmes
                                                  ------------------
                                              Name: Alan P. Hirmes
                                                    --------------
                                              Title: Chief Financial Officer
                                                     -----------------------


                             EXHIBITS AND SCHEDULES:
                             ----------------------
                                                                                  SECTION
                                                                                  -------
                                                                                REFERENCE
                                                                                ---------
                                                                                   NUMBER
                                                                                   ------
EXHIBIT A         -   Definitions                                                    1.1
---------

EXHIBIT B         -   Procedures and Documentation for Warehousing Advances        2.3.2
---------

EXHIBIT C         -   Form of Request for Warehousing Advances                     2.3.2
---------

EXHIBIT D         -   Eligible Loans and Other Assets                              2.1.3
---------

EXHIBIT E         -   Form of Assignment and Acceptance Agreement                 11.3.1
---------

EXHIBIT F         -   Form of Lenders' Notes
---------

EXHIBIT G         -   Form of Compliance Certificate
---------

EXHIBIT H             Commitment Increase Supplement
---------

SCHEDULE 1        -   Lenders and Commitments
----------

SCHEDULE 4        -   Authorized Representatives                                       4
-----------

SCHEDULE 6.3      -   Litigation
------------

SCHEDULE 6.7.1    -   Ownership, Subsidiaries and Taxpayer Identification Numbers
--------------

SCHEDULE 6.14     -   Certain Transactions
-------------

SCHEDULE 6.20     -   Servicing Portfolio
-------------

SCHEDULE 6.21     -   Assumed Names
-------------

SCHEDULE 7.7      -   Insurance
------------

SCHEDULE 7.12     -   Indebtedness of Borrower and its Subsidiaries
-------------

SCHEDULE 7.14.1   -   Other Indebtedness
---------------

SCHEDULE 7.14.2   -   Other Liens
---------------


                           EXHIBIT A TO LOAN AGREEMENT
                           ---------------------------

                                   DEFINITIONS
                                   -----------

ACCOUNTS has the meaning given that term in the UCC.

ACQUISITION FACILITY means that certain revolving acquisition facility, dated as of the date of the Original Agreement, among Charter Mac Corporation, the Agent, Fleet National Bank as a lender, and such other Persons which may become party thereto, as the same may be modified, amended or restated from time to time.

ADDITIONAL COMMITMENT LENDER as defined in Section 2.1.2(ii).

ADJUSTED EBITDA. means, with respect to any fiscal period of the Borrower, on a non- consolidated basis, (i) the Net Income, PLUS (ii) the amount of income tax expense deducted in calculating net income for that period, MINUS (iii) the amount of income taxes actually paid during that period, PLUS (iv) depreciation, amortization and other non-cash items deducted in calculating Net Income for that period, MINUS (v) non-cash revenue included in calculating Net Income for that period, PLUS (vi) the amount of interest expense payable with respect to Indebtedness (excluding, however, interest expense payable with respect to the Facility) and deducted in calculating Net Income for that period. All intercompany (among the Borrower and CM Corp.) transactions and allocations shall be eliminated in computing the Borrower's EBITDA for any period.

ADVANCE RATE means, as to any type of Eligible Loan, the advance rate therefor specified in EXHIBIT D.

AFFILIATE means, for any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY," AND "UNDER COMMON CONTROL WITH"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of, voting securities, by contract, or otherwise.

AGENCY SECURITY means a Mortgage-backed Security issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.

AGENT means Fleet National Bank, acting as agent for the Lenders.

AGREEMENT means this Amended and Restated Mortgage Warehousing Credit and Security Agreement, as it hereafter may be amended, modified, supplemented, or further restated from time to time.

AGREEMENT DATE means the date as of which the Original Agreement is dated.

APPROVED SERVICING RIGHTS APPRAISER means The Prestwick Mortgage Group or another independent third party proposed by the Borrower and approved by the Agent, in its discretion.

APPROVED CUSTODIAN means a pool custodian or other Person that Agent deems acceptable, in its sole discretion, to hold Mortgage Loans for inclusion in a Mortgage Pool or to hold Mortgage Loans as agent for an Investor that has issued a Purchase Commitment for those Mortgage Loans.

ASSIGNMENT AND ACCEPTANCE as defined in Section 11.3.1.

ASSIGNED COLLATERAL DOCUMENTS means the Collateral Documents assigned to the Agent for the ratable benefit of the Lenders which are required to be delivered to the Agent pursuant to the terms hereof in connection with each Warehousing Advance.

AUTHORIZED REPRESENTATIVES as defined in Section 4 and listed on SCHEDULE 4.

BOND WAREHOUSE CREDIT AND SECURITY AGREEMENT means that certain Tax-Exempt Bond Line of Credit and Security Agreement dated as of March 26, 2003 by and among Charter Mac Equity Issuer Trust, Fleet National Bank, in its capacity as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, Fleet Securities, Inc. and Wachovia Securities, Inc., as Co-Lead Arrangers, and the lenders party thereto, as amended and in effect.

BUSINESS DAY means any day of the year on which offices of Fleet National Bank are not required or authorized by law to be closed for business in Boston, Massachusetts. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

CASH COLLATERAL ACCOUNT means a demand deposit account maintained at the Agent, in the Agent's name (as Agent for the Lenders) and designated for receipt of the proceeds of the sale or other disposition of Collateral. As of the date hereof, the Cash Collateral Account has an account number of 9419920632.

CASH EQUIVALENTS mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("GOVERNMENT OBLIGATIONS"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's and
(vii) U.S. dollar denominated time and demand deposit accounts or money market accounts with those domestic banks meeting the requirements of item (y) or (z) of clause (ii) above and any other domestic commercial banks insured by the FDIC with an aggregate balance not to exceed $100,000 in the aggregate at any time at any such bank.

CHANGE IN CONTROL means the  occurrence of any of the following  with respect to
CharterMac: (i) any merger or consolidation of CharterMac with or into any Person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of CharterMac, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of the total voting power of the aggregate outstanding securities of the transferee or surviving entity normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee or surviving entity, (ii) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of total voting power of the aggregate outstanding common shares of CharterMac normally entitled to vote in the election of directors of CharterMac, (iii) during any period of 12 consecutive calendar months, individuals who were directors or trustees of CharterMac on the first day of such period (together with any new directors or trustees whose election by the board of directors or board of trustees of CharterMac or whose nomination for election by the stockholders of CharterMac was approved by a vote of a majority of the directors or trustees then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of CharterMac, or (iv) the sale or disposition, whether directly or indirectly, by CharterMac and/or its
Subsidiaries (whether pursuant to a single transaction or series of related transactions) of tangible assets representing more than 25% of CharterMac's

Tangible Assets (as defined in CharterMac's Guaranty), as of the date of such sale or disposition (other than sales of assets into securitization programs in the ordinary course of CharterMac's business consistent with past practices; provided, however, that such assets continue to be consolidated on CharterMac's balance sheet in accordance with GAAP, and that CharterMac retains the residual interest in the cash flow from such assets).

CHARTERMAC means CharterMac, a Delaware statutory trust, a Guarantor hereunder.

CHARTER MAC CAPITAL means Charter Mac Capital Company, LLC, a Delaware limited liability company.

CLOSING DATE  means the Agreement Date.

CM CORP. means Charter Mac Corporation, a Delaware corporation, a Guarantor hereunder.

COLLATERAL as defined in Section 3.1.

COLLATERAL DOCUMENTS means, with respect to each Mortgage Loan, (a) the Mortgage Note, the Mortgage and all other documents executed in connection with or relating to the Mortgage Loan, (b) as applicable, the original lender's ALTA Policy of Title Insurance or its equivalent, (c) documents evidencing the FHA Commitment to Insure, if applicable, (d) the appraisal, the environmental assessment, the engineering report, certificates of casualty or hazard insurance, credit information on the maker of the Mortgage Note, (e) any other document listed in EXHIBIT B, and (f) any other document that is customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor or that is customarily executed by the seller of a Mortgage Note to an Investor.

COMMITMENT  shall mean,  with  respect to each  Lender,  the amount set forth on
SCHEDULE 1 hereto as the amount of such Lender's commitment to make advances to the Borrower, as may be amended from time to time by the Agent as provided in
Section 10.

COMMITMENT INCREASE as defined in Section 2.1.2(ii).

COMMITMENT INCREASE DATE as defined in Section 2.1.2(iii).

COMMITMENT INCREASE SUPPLEMENT as defined in Section 2.1.2(ii).

COMMITTED PURCHASE PRICE means for an Eligible Loan (a) the dollar price as set forth in the Purchase Commitment or, if the price is not expressed in dollars, the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in a Purchase Commitment for the Eligible Loan, or (b) if the Eligible Loan is to be used to back an Agency Security, the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in a Purchase Commitment for the Agency Security.

COMMITMENT PERCENTAGE means, with respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the aggregate Commitments of all of the Lenders, as may be amended from time to time by the Agent as provided in Section 11.

CONSTITUENT DOCUMENTS means, with respect to any Person, its articles or certificate of incorporation, constitution, bylaws, partnership agreements, organizational documents, limited liability company agreements, or such other document as may govern such entity's formation or organization.

CONTRACTUAL OBLIGATION means, for any Person, any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which such Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

DEBT SERVICE means for any fiscal period of the Borrower, the sum of (i) the expenses of the Borrower for such period for interest payable with respect to all Indebtedness (other than under the Facility), PLUS (ii) notwithstanding that the Borrower may not have any liability therefor, interest expense for such period under the Acquisition Facility and all fees paid on account of or with respect thereto, PLUS (iii) principal payments made or required to be made on account of Indebtedness (including, notwithstanding that the Borrower may not have any liability therefor, principal installments from time to time payable under the Acquisition Facility) for such period, in each case determined in accordance with GAAP (as if, in the case of Acquisition Facility Debt Service attributable to the Borrower for the purposes of the within definition, the Borrower was liable therefor).

DEBT SERVICE COVERAGE RATIO means, for any fiscal period, the ratio of (i) Adjusted EBITDA for such period, to (ii) the Debt Service for such period.

DEFAULT as defined in Section 9.1.

DEFAULT RATE as defined in Section 2.4.12.

DELINQUENT LENDER as defined in Section 11.2.8.

ELIGIBLE ASSIGNEE shall mean (a) a Lender,  (b) an Affiliate of any Lender,  and
(c) any other Person approved by the Agent.

ELIGIBLE  LOAN  means  a  Mortgage  Loan  that   satisfies  the  conditions  and
requirements of EXHIBIT D and other applicable provisions of this Agreement for supporting a Warehousing Advance.

ELIGIBLE MORTGAGE POOL means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification, (b) there exists a Purchase Commitment covering the Agency Security to be issued on the basis of that certification and
(c) the Agency Security will be delivered to the Agent.

ERISA and ERISA PLAN each as defined in Section 6.9.

EVENT OF DEFAULT as defined in Section 9.1.

FACILITY as defined in Section 1.2.

FACILITY FEE as defined in Section 2.5.2.

FAIR MARKET VALUE means, at any time for an Eligible Loan or a related Agency Security (if the Eligible Loan is to be used to back an Agency Security) as of any date of determination, (a) the Committed Purchase Price if the Eligible Loan is covered by a Purchase Commitment from Fannie Mae or Freddie Mac or the Eligible Loan is to be exchanged for an Agency Security and that Agency Security is covered by a Purchase Commitment from an Investor, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by Agent based on market data for similar Mortgage Loans or Agency Securities and such other criteria as Agent deems appropriate in its sole discretion.

FANNIE MAE means the Federal National Mortgage Association, and any successor.
----------

FANNIE MAE DUS MORTGAGE LOANS means a permanent mortgage on a multifamily property originated under Fannie Mae's Delegated Underwriting and Servicing Guide.

FANNIE MAE LOAN LOSS RESERVES means reserves established by the Borrower to absorb estimated future losses related to Fannie Mae DUS Mortgage Loans.

FANNIE MAE RESERVE ACCOUNT means that certain lender reserve account established in favor of Fannie Mae by the Borrower and maintained at US Bank pursuant to that certain Delegated Underwriting and Servicing Reserve Agreement effective as of August 10, 2004 by and among Fannie Mae, the Borrower and US Bank, as amended and in effect.

FEDERAL FUNDS RATE means for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent.

FEDERAL FUNDS BASE RATE means, as applicable to any Fixed Rate Advance, the rate per annum announced by the Federal Reserve Bank on Monday of each calendar week (or if any such Monday is not a Business Day, then the next Business Day), for wholesale liabilities of like tenor to any proposed or existing Fixed Rate Advance, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local governmental regulatory agencies, as determined by the Agent, provided, however, for purposes of calculating the Fixed Rate hereunder, the aforementioned rate announced on Tuesday of each week shall be the effective rate, for purposes of calculating the Fixed Rate, as of the Monday immediately preceding such Tuesday.

FEDERAL FUNDS RATE ADJUSTMENT DATE, means, each Monday of each calendar week, provided however, if any Monday is not a Business Day, the Federal Funds Rate Adjustment Date shall be the next Business Day. On each Federal Funds Rate
Adjustment Date, the then current Fixed Rate for all outstanding Fixed Rate Advances shall be adjusted to reflect the Federal Funds Base Rate in effect as of said Federal Funds Rate Adjustment Date, and any new Fixed Rate Advances shall accrue interest at the Fixed Rate based upon the Federal Funds Base Rate as of the most recent Federal Funds Rate Adjustment Date.

FEE LETTER means that certain fee letter dated on or about the Agreement Date between the Borrower and the Agent, as the same may be modified, amended, supplemented or restated from time to time.

FHA means the Federal Housing Administration and any successor agency or other entity.

FHA CONSTRUCTION MORTGAGE LOAN has the meaning set forth in EXHIBIT D.

FHA PROJECT MORTGAGE LOAN has the meaning set forth in EXHIBIT D.

FIRST MORTGAGE means a Mortgage that constitutes a first Lien on the real property covered by the Mortgage.

FIRST MORTGAGE LOAN means a Mortgage Loan secured by a First Mortgage.

FIXED RATE means the per annum rate equal to the Federal Funds Base Rate plus 100 basis points, with changes in the Federal Funds Rate, if any, to be effective as of each Federal Funds Rate Adjustment Date.

FIXED RATE ADVANCE means any Warehousing Advance outstanding under this Agreement which bears interest at the Fixed Rate.

FLEET FINANCING means any loan, provision of credit or other financial accommodation of any kind to any of RCC, CharterMac, CharterMac Capital or CM Corp., or any of their respective Affiliates (other than members of the Management Group) to which Fleet National Bank or any of its Affiliates is a party, including without limitation, the Acquisition Facility, the Letter of Credit Facility, the Bond Warehouse Credit and Security Agreement and the RCC Warehouse Loan Agreement.

FORWARD COMMITMENTS means mortgage loans which Fannie Mae has committed to purchase in accordance with the requirements of Fannie Mae's product, subject to satisfaction of specified underwriting conditions.

FREDDIE MAC means the Federal Home Loan Mortgage Corporation, and any successor.

FUTURE COMMITMENT as defined in Section 11.2.8.

GAAP means principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time.

GENERAL INTANGIBLES has the meaning given that term in the UCC.

GESTATION AGREEMENT means an agreement under which the Borrower agrees to sell or finance (a) a Mortgage Loan prior to the date of purchase by an Investor or
(b) a Mortgage Pool prior to the date a Mortgage-backed Security backed by the Mortgage Pool is issued.

GINNIE MAE means the Government National Mortgage Association, an agency of the United States government, and any successor agency or other entity.

GOVERNMENTAL AUTHORITY means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

GOVERNMENTAL AUTHORIZATION means any permit, license, authorization, plan, directive, consent order, or consent decree of or from any Governmental Authority.

GUARANTOR(S) means, singly and collectively, each of CharterMac, a Delaware statutory trust, and Charter Mac Corporation, a Delaware corporation, of which the Borrower is a subsidiary.

GUARANTY(IES) mean each Guarantor's Guaranty of even date herewith, as the same may hereafter be modified, amended or restated.

HEDGING ARRANGEMENT means an arrangement designed to protect a Person from fluctuations in interest rates or asset values and not acquired by a Person for speculation.

HUD means the Department of Housing and Urban Development, and any successor agency or other entity.

INCREMENTAL LOAN COMMITMENT REQUIREMENTS means, with respect to any request for a Commitment Increase made pursuant to Section 2.1.2, or any provision of a Commitment Increase on a given Commitment Increase Date, the satisfaction of each of the following conditions: (i) no Default then exists or would result therefrom (including on a pro forma basis relative to financial covenant compliance), (ii) the Borrower shall have certified to the Agent that the incurrence of Indebtedness in an aggregate principal amount equal to the full amount of the Commitment Increase then requested or provided would not cause a breach of, or a default under, any agreement to which the Borrower is a party,
(iii) all representations and warranties and covenants of the Borrower contained in this Agreement or the other Loan Documents shall be true as of the date as of which it was made and shall also be true at and as of the date of such request or Commitment Increase Date, as the case may be (after giving effect to the incurrence of any Warehousing Advances at such time), except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or except to the extent that such representations and warranties relate expressly to an earlier date, and (iv) the delivery by the Borrower of an officer's certificate to the Agent certifying as to compliance with the preceding clauses (i), (ii), and (iii).

INDEBTEDNESS means all obligations, contingent and otherwise, that in accordance with GAAP should be classified upon the consolidated balance sheet of the Borrower and the Borrower's Subsidiaries as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of the Borrower and its Subsidiaries and all obligations representing the deferred purchase price of property, (b) all obligations evidenced by bonds, notes, debentures or other similar instruments; (c) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (d) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others or otherwise, including any obligations with respect to puts, swaps, and other similar undertakings, any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries; but excluding, in all events obligations arising under operating leases and accounts payable arising in the ordinary course of business.

INDEMNIFIED PARTY as defined in Section 7.25.

INVESTMENT shall mean the acquisition of any real or tangible personal property or of any stock or other security, any loan, advance, bank deposit, money market fund, contribution to capital, extension of credit (except for accounts receivable arising in the ordinary course of business and payable in accordance with customary terms) , or purchase or commitment or option to purchase or otherwise acquire real estate or tangible personal property or stock or other securities of any party or any part of the business or assets comprising such business, or any part thereof.

INVESTOR means Fannie Mae, Freddie Mac or a financially responsible private institution that Lender deems acceptable, in its sole discretion, to issue Purchase Commitments with respect to a particular category of Eligible Loans.

LATE CHARGES as defined in Section  2.4.13.

LEGAL REQUIREMENTS shall mean all applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, but not limited to, those applicable to any Pledged Assets, Fannie Mae, FHA, Freddie Mac, Ginnie Mae, zoning, subdivision, building, health, fire, safety, sanitation, the protection of the handicapped, and environmental matters and shall also include all orders and directives of any court, governmental agency or authority having or claiming jurisdiction with respect thereto.

LENDERS means, on any date of determination, the financial institutions named on
SCHEDULE 1, and, subject to the terms and conditions of this Agreement, their respective successors and assigns.

LETTER OF CREDIT FACILITY. That certain letter of credit facility dated December 10, 2002, by and among, the Agent, Fleet National Bank as a Lender and CharterMac, and any modifications, amendments, or restatements thereof.

LIEN means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature of such an agreement and any agreement to give any security interest).

LIQUIDATION PROCEEDS means amounts received by the Agent and/or the Lenders in the exercise of the rights and remedies under the Loan Documents.

LOAN as defined in Section 2.1.1.

LOAN DOCUMENTS as defined in Section 3.7.

MANAGEMENT GROUP means the following three individuals, who maintain management and operational control of Related Capital Company, LLC: Stuart J. Boesky, Alan
P. Hirmes and Marc D. Schnitizer.

MATURITY DATE means the earlier of February 28, 2006 or the date upon which the whole of the Commitments are terminated or the Loan is accelerated in accordance with applicable provisions of this Agreement.

MORTGAGE means a mortgage or deed of trust on real property that is improved and substantially completed.

MORTGAGE-BACKED SECURITIES means securities that are secured or otherwise backed by Mortgage Loans .

MORTGAGE LOAN means any loan evidenced by a Mortgage Note and secured by a Mortgage.

MORTGAGE NOTE means a promissory note secured by one or more Mortgages.

MORTGAGE NOTE AMOUNT means, as of any date of determination, the then outstanding and unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn under that Mortgage Note).

MORTGAGE POOL means a pool of one or more Pledged Loans on the basis of which a Mortgage-backed Security is to be issued.

MULTIFAMILY PROPERTY means real property that contains or that will contain more than 4 dwelling units.

NET INCOME means with respect to any fiscal period, the net income (or deficit) of the Borrower on a non-consolidated basis after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP.

NOTES means the promissory notes of the Borrower, substantially in the form of EXHIBIT F hereto, evidencing the obligation of the Borrower to repay the Loan, and all renewals and extensions of all or any part thereof.

NOTICE as defined in Section 12.1.

NOTICE OF RATE SELECTION as defined in Section 2.4.3.

OBLIGATIONS The Facility and the Loan together with interest thereon and all other charges, fees and amounts payable by, and all other obligations of, the Borrower to the Agent and the Lenders, including, without limitation, whenever incurred, direct or indirect, absolute or contingent.

OPERATING ACCOUNT means a demand deposit account maintained at the Agent in the Borrower's name to be charged from time to time for payment of the Obligations, and designated for funding that portion of each Eligible Loan not funded by a Warehousing Advance made against that Eligible Loan and for returning any excess payment from an Investor for a Pledged Asset.

ORIGINAL AGREEMENT as defined in Section 1.2.

PBGC means the Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

PERMITTED INTERCOMPANY SUBORDINATED DEBT means indebtedness owed by the Borrower and/or one or more of its Subsidiaries to an Affiliate (other than one another), which indebtedness has a maturity date which is later than the Maturity Date, and which is subordinate to the Obligations pursuant to a subordination agreement reasonably satisfactory to the Agent.

PERMITTED DISTRIBUTIONS as defined in Section 7.15.

PERSON means any individual, corporation, partnership, trust, limited liability company, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

PLEDGED ASSETS means, collectively, Pledged Loans, and Pledged Securities.

PLEDGED HEDGING ACCOUNT as defined in Section 3.1.8.

PLEDGED HEDGING ARRANGEMENT as defined in Section 3.1.8.

PLEDGED LOANS has the meaning set forth in Section 3.1.2.

PLEDGED SECURITIES has the meaning set forth in Section 3.1.3.

PRIME RATE The term "Prime Rate" means the per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

PROPERTY means a Multifamily Property securing a Mortgage Loan.

PURCHASE COMMITMENT means a written commitment, in form and substance satisfactory to Agent, issued in favor of any the Borrower by an Investor under which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

RATING AGENCIES means Standard & Poor's, Moodys, or any other nationally recognized Person reasonably acceptable to Agent in the business of rating creditworthiness.

RCC WAREHOUSE LOAN AGREEMENT means that certain Eighth Amended and Restated Loan Agreement dated as of October 29, 2004 by and among RCC Credit Facility, L.L.C., a Delaware limited liability company, as borrower, and Related Capital Company LLC, a Delaware limited liability company and the Guarantors, as guarantors, and Fleet National Bank as Agent and such lenders.

RECEIVABLES as defined in Section 3.1.8.

REGISTER as defined in Section 11.3.3.

RELEASE AMOUNT as defined in Section 3.3.6.

REPORTABLE EVENT as defined in Section 6.9.

REQUISITE LENDERS as of any date, (i) if there are two (2) or fewer Lenders holding Commitments, Requite Lenders shall mean all such Lenders, or (ii) if there are three (3) or more Lenders holding Commitments, Requisite Lenders shall mean the Lenders holding at least sixty-five percent (65%) of the outstanding principal amount of the Loans on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute at least sixty-five percent (65%) of the Total Commitment.

SECURITY DOCUMENTS as defined in Section 3.7.

SECOND MORTGAGE means a Mortgage that constitutes a second Lien on the property covered by the Mortgage.

SECOND MORTGAGE LOAN means a Mortgage Loan secured by a Second Mortgage.

SECURITY means

SELLING STOCKHOLDERS means those Persons constituting the "Stockholders" as that term is defined in the Stock Purchase Agreement.

SERVICED LOANS means each of those loans secured by a mortgage lien on a multi-family residential property, health care facility, senior citizen facility or other property, with respect to which the Borrower provides servicing or subservicing (but only if such subservicing is technically styled as subservicing but is performed under a contract directly between the Borrower and Fannie Mae, Freddie Mac or Ginnie Mae) pursuant to a Servicing Contract.

SERVICING CONTRACT means each direct agreement with the owner of the subject Serviced Loans, as it may be amended from time to time, pursuant to which the Borrower services Serviced Loans.

SERVICING PORTFOLIO means the portfolio of Servicing Contracts pursuant to which the Borrower has the rights to service Serviced Loans.

SERVICING RIGHTS means all rights of the Borrower as a servicing or subservicing (but only if such subservicing is technically styled as subservicing but is performed under a contract directly between the Borrower and Fannie Mae, Freddie Mac or Ginnie Mae) of Serviced Loans.

STATEMENT as defined in Section 12.15.

STOCK PURCHASE AGREEMENT means that certain Stock Purchase Agreement dated as of October 24, 2001, by and among the Charter Mac Corporation and the Borrower's Stockholders, as amended by a certain First Amendment to Stock Purchase Agreement dated November 21, 2001, and by a certain Second Amendment to Stock Purchase Agreement dated December 24, 2001, and including all schedules and exhibits thereto.

SUBSIDIARY means any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding voting interests of such entity.

TANGIBLE NET WORTH means, as to the Borrower (on a non-consolidated basis), as of the date of determination, the excess of such Persons' Total Assets over Total Liabilities, MINUS intangible assets, PLUS, to the extent not otherwise included in determining "Tangible Net Worth" (i) Fannie Mae Loan Loss Reserves,
(ii) Servicing Contracts valued at the lesser of book value or fair market value, and (iii) any Permitted Intercompany Subordinated Debt. For purposes of calculating the Tangible Net Worth of the Borrower and its Subsidiaries, advances or loans to shareholders, directors, officers, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Indebtedness of such Persons, intangible assets, those other assets that would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of that date, as those requirements appear in "Consolidated Audit Guide for Audits of HUD Programs," and other assets Agent deems unacceptable, in its sole discretion, shall be excluded from such Persons Total Assets.

THIRD MORTGAGE means a Mortgage that constitutes a third Lien on the property covered by the Mortgage.

THIRD MORTGAGE LOAN means a Mortgage Loan secured by a Third Mortgage.

THIRD PARTY ORIGINATED LOAN means a Mortgage Loan originated and funded by a third party (other than with funds provided by the Borrower at closing to purchase the Mortgage Loan) and subsequently purchased by the Borrower.

TOTAL ASSETS means, at the time of determination, all assets of the Borrower (on a non-consolidated basis) determined in accordance with GAAP applied in a manner consistent with the most recent audited financial statements delivered pursuant to the Agreement.

TOTAL COMMITMENT The sum of the Commitments of the Lenders, as in effect from time to time.

TOTAL LIABILITIES means as to the Borrower (on a non-consolidated basis), as of the date of determination, all liabilities of the Borrower determined in accordance with GAAP applied in a manner consistent with the most recent audited financial statements delivered pursuant to the Agreement and all indebtedness and contingent obligations of Borrower (on a consolidated basis among themselves), whether or not so classified, including all redemption obligations, hedging liabilities, and off-balance sheet financial transactions as to which there is recourse to the Borrower.

TRUST RECEIPT means a trust receipt in a form approved by and under which Lender may deliver any document relating to the Collateral to the Borrower for correction or completion.

UCC means the Uniform Commercial Code in effect in the Commonwealth of Massachusetts, or any other applicable jurisdiction.

VARIABLE RATE The term "Variable Rate" means a per annum rate equal at all times to the Prime Rate plus 12.5 basis points, with changes therein to be effective simultaneously with any change in the Prime Rate.

VARIABLE RATE ADVANCE The term "Variable Rate Advance" means any principal amount outstanding under this Agreement which pursuant to this Agreement bears interest at the Variable Rate.

WAREHOUSING ADVANCE means a disbursement by the Lenders under the Facility.

WAREHOUSING ADVANCE REQUEST as defined in Section 2.3.1.

WAREHOUSING COLLATERAL VALUE means, as of any date of determination, (a) with respect to any Eligible Loan, the lesser of (1) the amount of the Warehousing Advance permitted against such Eligible Loan under EXHIBIT D or (2) the Fair Market Value of such Eligible Loan; and (b) if Eligible Loans have been exchanged for Agency Securities, the lesser of (1) the amount of any Warehousing Advances outstanding against the Eligible Loans backing the Agency Securities or
(2) the Fair Market Value of the Agency Securities.

WAREHOUSING COMMITMENT means the obligation of Lenders to make Warehousing Advances or to the Borrower under Section 2.1.1.

WAREHOUSE COMMITMENT AMOUNT means $100,000,000, as such amount may be increased pursuant to Section 2.1.2.

WAREHOUSE LOANS means each of (i) those closed loans held by the Borrower secured by a mortgage lien on a multifamily Property, (ii) those pending loans as to which (a) the Borrower has given a commitment to lend or has committed to purchase at a specified interest rate other than Forward Commitments or (b) a Freddie Mac loan commitment at a specified interest rate has been executed by Freddie Mac and the borrower.

                                                           EXECUTION COUNTERPART



                                 AMENDMENT NO. 1
                                 ---------------
                                       TO
                                       --
                    AMENDED AND RESTATED MORTGAGE WAREHOUSING
                    -----------------------------------------
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

     THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of July 28, 2005, among CHARTERMAC MORTGAGE CAPITAL CORPORATION, a Delaware corporation, as Borrower, and BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank) as a Lender ("BofA") and as agent (in such capacity, the "Agent") for itself and the other Lenders, and such other Lenders; and CharterMac, a Delaware statutory trust, and Charter Mac Corporation, a Delaware corporation (each individually, a "Guarantor," and collectively "the Guarantors").

                                    RECITALS
                                    --------

     Reference is made to the following facts that constitute the background of this Amendment:

     A. The Borrower, the Agent and the Lenders entered into that certain Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of March 18, 2005 (as amended from time to time, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement.

     B. The Borrower and the Guarantors have requested that, for a period of 37 days from the date hereof (the "Increase Period"), in the event the principal amount of the Loan then outstanding exceeds the Warehouse Commitment Amount, BofA fund Warehousing Advances up to (i) $125,000,000.00 greater than the Warehousing Commitment Amount during the first 30 days of the Increase Period, and (ii) $25,000,000.00 greater than the Warehousing Commitment Amount during the last 7 days of the Increase Period (such $125,000,000 and $25,000,000 amounts referred to herein as the "Maximum Overadvance Amount").

     C. The Agent and the Lenders are willing to amend the Agreement to accommodate such request solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. THIRTY SEVEN DAY AMENDMENT. Except as specifically provided for herein, terms of this Amendment will be effective solely for the duration of the Increase Period. At the end of the Increase Period, except as specifically provided for herein, this Amendment will be of no further force or effect, and the terms of the Loan Agreement in effect in the absence of this Amendment will be reinstated in full. The parties hereto hereby acknowledge and agree that the Increase Period shall expire at 5:00 p.m. EDT on September 2, 2005.

2.   TEMPORARY INCREASE IN THE LOAN.
     ------------------------------

     2.1 OVERADVANCES. Subject to the terms and conditions of the Agreement, and provided there is not then in existence a Default, (i) in the event that a Warehousing Advance Request is received at such time as the aggregate principal balance of the Loan then outstanding equals or exceeds the Warehousing Commitment Amount, BofA agrees to fund 100% of such Warehousing Advance so requested; and (ii) in the event a Warehousing Advance made pursuant to a Warehousing Advance Request would cause the principal amount of the Loan then outstanding to exceed the Warehousing Commitment Amount, BofA agrees to fund 100% of the portion of such Warehousing Advance that causes the then outstanding principal balance of the Loan to exceed the Warehousing Commitment Amount; (each such advance contemplated by clause (i) or portion thereof contemplated by clause (ii), an "Overadvance"). BofA shall not be obligated to make all or any portion of a requested Overadvance in the event, and to the extent, that the making of such requested Overadvance would cause the aggregate principal amount of all Overadvances then outstanding to exceed the then applicable Maximum Overadvance Amount.

     2.2 REPAYMENT OF OVERADVANCES. At any time any Overadvance or portion thereof continues to be outstanding, any payment that is received by the Agent or a Lender that is to be applied to reduce the then outstanding principal balance of the Loan in accordance with the terms of the Agreement shall be paid to BofA first to reduce or eliminate the then outstanding aggregate principal balance of the Overadvances.

3.   AMENDMENTS TO THE AGREEMENT.
     ---------------------------

     3.1 AMENDMENT TO SECTION 2.1.1 OF THE AGREEMENT. Section 2.1.1 of the Agreement is hereby amended by deleting the sentence "The aggregate principal amount of the Loan outstanding at any one time may not exceed the Warehousing Commitment Amount." and substituting the following in its stead:

               "The aggregate principal amount of the Loan outstanding at any one time may not exceed the Warehousing Commitment Amount plus the then applicable Maximum Overadvance Amount."

     3.2 AMENDMENT TO SECTION 2.1.2 OF THE AGREEMENT. Section 2.1.2 of the Agreement is hereby amended by deleting the introductory sentence and substituting the following in its stead:

               "2.1.2 MAXIMUM AMOUNT OF FACILITY. Subject to the applicable terms and conditions of this Agreement, the maximum principal amount outstanding under the Facility shall not exceed (i) $225,000,000.00 during the period from the date hereof through August 26, 2005, and (ii) $125,000,000 during the period from August 27, 2005 through September 2, 2005."

     3.3  AMENDMENT  TO SECTION  2.1.4 OF THE  AGREEMENT.  Section  2.1.4 of the
          Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

               "2.1.4 OUTSTANDING BALANCE OF THE LOAN. In the event at any time the outstanding principal balance of the Loan should exceed the lesser of (x) the Warehousing Commitment Amount plus the Maximum Overadvance Amount, or (y) the aggregate Warehousing Collateral Value of all Eligible Loans against which Warehousing Advances are then outstanding, the Borrower shall repay such excess amount on demand to the Agent so that the outstanding principal balance of the Facility is in compliance with the terms and provisions hereof."

     3.4 AMENDMENT TO EXHIBIT A TO THE AGREEMENT. The terms of this Section 3.4 shall survive the expiration of the Increase Period. The definition of "Warehouse Commitment Amount" in Exhibit A to the Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

               "WAREHOUSING COMMITMENT AMOUNT means $100,000,000.00, as such amount may be increased pursuant to Section 2.1.2."

4.   FEES.
     ----

     4.1 LOAN FEES. The Borrower shall pay a commitment fee to BofA for the period commencing on the date hereof and ending at the end of the Increase Period equal to $10,753.42.

     4.2 OVERADVANCE FACILITY FEE. The Borrower agrees to pay a facility fee to Agent on behalf of BofA on the average daily unborrowed portion of the Maximum Overadvance Amount from the date hereof through September 2, 2005 (the "Overadvance Facility Fee"), calculated as set forth below. The Overadvance Facility Fee shall be payable in arrears on September 5, 2005 for the preceding thirty seven day period ending on September 2, 2005, and shall be calculated by multiplying the average daily unborrowed portion of the Maximum Overadvance Amount for such thirty seven day period by 0.025% percent, and multiplying that product by a fraction, the numerator of which is thirty seven days, and the denominator of which is ninety (90) days. The Borrower shall not be entitled to any credit, rebate or repayment of the Overadvance Facility Fee notwithstanding any termination of this Amendment or the Agreement or suspension or termination of the Agent's or any Lender's respective obligation to make Warehousing Advances or Overadvances hereunder.

5. RATIFICATION OF LOAN DOCUMENTS; ACKNOWLEDGMENTS. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby:

     5.1. Ratifies, confirms, and reaffirms all representations, warranties, and covenants contained in the Agreement and in the Loan Documents (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledges and agrees that the Obligations, including, without limitation, on account of any Overadvances, are and continue to be secured by the Collateral.

     5.2. Acknowledges and agrees that the Borrower does not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrower hereby WAIVES and RELEASES the Agent and Lenders therefrom.

     5.3. Represents and warrants that:

               a. As of the date the Borrower executes this Amendment, no Default exists, nor will a Default exist as of the effective date of this Amendment.

               b. This Amendment has been duly executed and delivered on behalf of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and to the effect of equitable principles whether applied in an action at law or a suit in equity.

6. GUARANTY. The Guarantors hereby reaffirm their respective Guaranties, and agree that neither the execution of this Amendment, the performance or consummation of any of the transactions contemplated hereby, or any subsequent modification, extension, renewal, amendment, supplement or restatement of the Agreement, including any increase or reduction in the Total Commitments (or any Lender's Commitment), shall in any way limit, restrict, qualify, or extinguish their liability under the terms of their respective Guaranties, whether or not either Guarantor executes a confirmation of its Guaranty in connection with any such subsequent modification, extension, renewal, amendment, supplement or restatement, or increase or reduction.

7. CONDITIONS PRECEDENT. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

     7.1. This Amendment shall have been duly executed and delivered by the respective parties hereto (including the Guarantors for the purposes of Section 6 hereof) and shall be in full force and effect.

     7.2. The allonge to the Promissory Note, dated as of March 18, 2005, made by the Borrower, payable to the order of Fleet National Bank, in the principal face amount of $175,000,000.00, substantially in the form of EXHIBIT 7.2 to this Amendment (the "Allonge"), shall have been duly executed and delivered by the Borrower to BofA, and shall be in full force and effect.

     7.3. All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Amendment and the Allonge shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     7.4. All action on the part of the Guarantors necessary for the valid execution, delivery and performance by the Guarantors of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     7.5. The Borrower shall have provided such other items to the Agent as are set forth on the Closing Agenda attached as EXHIBIT 7.5 to this Amendment, and such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

     7.6. No Default shall have occurred and be continuing.

8.   GENERAL.
     -------

     8.1 COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     8.2 AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

     8.3 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     8.4 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrower, the Guarantors, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Guarantors, the Lenders and the Agent.

     8.5 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.6 INTEGRATION. This Amendment (and documents contemplated by the Closing Checklist) contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     8.7 NO COURSE OF DEALING. The Agent and the Lenders have entered into this Amendment on the express understanding with the Borrower and each Guarantor that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrower and the Guarantors. The Agent's and the Lenders' right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.


                [Remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.

                                BORROWER:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                              By: /s/ Lawrence Cohen
                                                  ------------------
                                              Name: Lawrence Cohen
                                                    --------------
                                              Title: Senior Vice President
                                                     ---------------------


                                LENDERS:

                                         BANK OF AMERICA, N.A., as Agent and
                                         as a Lender

                                              By: /s/ John F. Simon
                                                  -----------------
                                              Name: John F. Simon
                                                    -------------
                                              Title: Senior Vice President
                                                     ---------------------


                                         HSBC BANK USA, NATIONAL ASSOCIATION,
                                         as a Lender

                                              By: /s/ Christopher J. Montante
                                                  ---------------------------
                                              Name: Christopher J. Montante
                                                    -----------------------
                                              Title: Vice President
                                                     --------------


                       [Signatures continued on next page]


(1st Amendment Sig. Pg)

Accepted and Agreed:

CHARTER MAC CORPORATION, as Guarantor

By: /s/ Stuart J. Boesky
    --------------------
Name: Stuart J. Boesky
      ----------------
Title: Chief Operating Officer
       -----------------------


CHARTERMAC, as Guarantor

By: /s/ Stuart J. Boesky
    --------------------
Name: Stuart J. Boesky
      ----------------
Title: Chief Operating Officer
       -----------------------


(Amendment No. 1 Sig Pg.)

                                   EXHIBIT 7.2
                                   -----------

                                  ALLONGE NO. 1
                            DATED AS OF JULY___, 2005


     This Allonge is made to that certain Promissory Note, dated as of March 18, 2005, made by the Borrower, and payable to Bank of America, N.A. (successor by merger to Fleet National Bank), in the original principal amount of $50,000,000.00 (the "Note"). Terms not defined herein have the same meanings as in the Note.

     Solely for the thirty seven-day period commencing as of the date hereof and ending at 5:00 p.m. EDT on September 2, 2005 (the "Increase Period"), the principal amount of the Note shall be increased from $50,000,000.00 to (i) $175,000,000.00 through August 26, 2005, and (ii) $75,000,000 during the period from August 27, 2005 through September 2, 2005. During the Increase Period this Allonge shall become part of the Note and shall be subject to all of the terms and conditions thereof. From and after the expiration of the Increase Period, this Allonge shall be of no further force and effect and the Note shall remain in full force and effect without reference to this Allonge.

     Although it is in the interest of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

     This instrument shall have the force and effect of an instrument executed under seal under the laws of The Commonwealth of Massachusetts (without regard to its rules regarding choice of law).

     IN WITNESS WHEREOF, Borrower has caused this Allonge to be duly executed as of the date set forth above.


                                         BORROWER:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By:_________________________________
                                            Name:____________________________
                                            Title: __________________________


                                  EXHIBIT 7.5
                                  -----------

                                CLOSING CHECKLIST
                                -----------------

DOCUMENT                                                                            RESPONSIBLE
                                                                                    PARTY
1.   First  Amendment to Amended and Restated  Mortgage  Warehousing  Credit and         BofA/NMF
     Security Agreement

     a.   Exhibit 7.2.: Form of Allonge No. 1

     b.   Exhibit 7.5: Closing Checklist

2.   Allonge  No. 1 to  Promissory  Note,  dated March 18,  2005,  made by CMCC,         BofA/NMF
     payable to the order of Fleet  National  Bank, in the principal face amount of $50,000,000.00.

3.   Enforceability Opinions

     a.   Massachusetts  Opinion Letter from Proskauer Rose LLP addressed to the       Borrower/PR
          Agent and the Lenders

     b.   Opinion Letter from Richards, Layton and Finger addressed to the Agent    DE Special Counsel
          and the Lenders

4.   CMCC Corporate Authority Documents                                                Borrower/PR

     a. Long-form Certificate of Legal Existence certified by the Secretary of State of Delaware

     b. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transaction and a bring-down of the By-laws

5.   Massachusetts   Enforceability  Opinion  Letter  from  Proskauer  Rose  LLP       Borrower/PR
     pertaining to the  execution,  delivery and  performance of the Amended and
     Restated Mortgage  Warehousing Credit and Security  Agreement,  dated as of
     March 18, 2005


                                                           EXECUTION COUNTERPART


                                 AMENDMENT NO. 2
                                 ---------------
                                       TO
                                       --
                    AMENDED AND RESTATED MORTGAGE WAREHOUSING
                    -----------------------------------------
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------


     THIS AMENDMENT NO. 2 (this "Amendment") is entered into as of September 29, 2005, among: CHARTERMAC MORTGAGE CAPITAL CORPORATION, a Delaware corporation ("CMCC"), CHARTERMAC MORTGAGE PARTNERS CORP., a Delaware corporation ("CMP" and, collectively with CMCC, the "Borrowers"); Bank of America, N.A. (successor by merger to Fleet National Bank) as a Lender and as agent (in such capacity, the "Agent") for itself and the other Lenders, and such Lenders; and CharterMac, a Delaware statutory trust, and Charter Mac Corporation, a Delaware corporation (each individually, a "Guarantor," and collectively the "Guarantors"). RECITALS

     Reference is made to the following facts that constitute the background of this Amendment:

     A. CMCC, the Agent and the Lenders entered into that certain Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of March 18, 2005 (as amended from time to time, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement.

     B. CMCC, the Guarantors and CMP have requested that (i) CMP be added as a Borrower to the Agreement; and (ii) certain amendments to the Agreement and the Loan Documents be enacted in order to permit CMCC to draw a Warehousing Advance (the "Villagio Advance") to facilitate CMCC funding a $26,500,000 loan secured by a first mortgage on a 272 unit multi-family property known as Villagio, located in Sacramento, California ("Villagio").

     C. The Agent and the Lenders are willing to amend the Agreement to (i) admit CMP as a Borrower and (ii) permit the Villagio Advance, solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing Recitals and of the representations, warranties, covenants and conditions set forth herein and in the Agreement, CMCC, the Guarantors, CMP, the Agent and the Lenders hereby agree as follows:

1. AMENDMENTS TO THE AGREEMENT. In compliance with Section 12.14 of the Agreement, the Borrower, CMP, the Agent, the Lenders and the Guarantors agree as follows:

     1.1 DEFINED TERMS. From and after the date hereof, Exhibit A to the Agreement is hereby amended by adding the definitions, or revising the existing definitions, set forth below:

     BORROWER shall mean CMCC or CMP individually or collectively and jointly and severally, and shall be deemed to refer to "Borrower" or "Borrowers", all as the particular context suggests.

     CASH COLLATERAL ACCOUNT means either the CMCC Cash Collateral Account or the CMP Cash Collateral Account as a particular context suggests.

     CMCC means CharterMac Mortgage Capital Corporation, a Delaware corporation, a Borrower hereunder.

     CMCC CASH COLLATERAL ACCOUNT means a demand deposit account maintained at the Agent, in the Agent's name (as agent for the Lenders) and designated for receipt of the proceeds of the sale or other disposition of Collateral. As of the date hereof, the CMCC Cash Collateral Account has an account number of 9419920632.

     CMP means CharterMac Mortgage Partners Corp., a Delaware corporation, a Borrower hereunder.

     CMP CASH COLLATERAL ACCOUNT means a demand deposit account maintained at the Agent, in the Agent's name (as agent for the Lenders) and designated for receipt of the proceeds of the sale or other disposition of Collateral. As of the date hereof, the CMP Cash Collateral Account has an account number of 004602273053.

     FREDDIE MAC LOSS SHARING means loss sharing in connection with credit enhancements provided by Freddie Mac and mortgage loans originated by CMP and purchased by Freddie Mac under the Shadow Underwriting/Loss Share Program.

     GINNIE MAE CO-INSURANCE means loans originated by Capri Capital Finance LLC or CMCC to be sold to Ginnie Mae which are federally insured under FHA coinsurance programs that provide for the retention by the mortgage lender of a portion of the mortgage insurance risk that otherwise would be assumed by FHA under the applicable FHA insurance program.

     1.2 REFERENCES TO CERTAIN TERMS. From and after the date hereof, all references to the terms "CharterMac Mortgage Capital Corporation" and "Fleet National Bank" shall be amended as follows:

          a. All references to "CharterMac Mortgage Capital Corporation" shall mean CMCC or CMP, individually or collectively and jointly and severally, as a particular context suggests.

          b. All references to "Fleet National Bank" shall be deleted and "Bank of America, N.A., successor by merger to Fleet National Bank " shall be substituted in its stead.

     1.3 AMENDMENT TO SECTION 7.30 OF THE AGREEMENT. Section 7.30 is hereby amended by deleting it in its entirety and substituting the following in its stead:

     "7.30 RECOURSE SERVICING CONTRACTS. The Borrowers will not acquire or enter into Servicing Contracts under which the Borrowers must repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of those Mortgage Loans, except for (i) loss sharing under Fannie Mae DUS Mortgage Loans and Ginnie Mae Co-Insurance with respect to CMCC, and (ii) Freddie Mac Loss Sharing with respect to CMP."

2. WAREHOUSING ADVANCES TO CMP. In furtherance, and not in limitation, of the foregoing, and for the express purpose of inducing the Agent and the Lenders to enter into this Amendment to add CMP as a Borrower, and to induce the Lenders to make Warehousing Advances to CMP, and to otherwise complete the transactions contemplated hereby:

     2.1 SECURITY FOR THE  FACILITY.  CMP hereby  acknowledges  that pursuant to
Section 3.1 of the Agreement, as amended hereby, CMP grants a security interest to Agent, for the ratable benefit of the Lenders, in all of CMP's right, title and interest in and to the Collateral.

     2.2 WARRANTIES AND REPRESENTATIONS. CMP hereby acknowledges that pursuant to this Amendment, CMP makes, jointly and severally with CMCC, all the representations and warranties of the Borrowers as set forth in Sections 6 and 8 of the Agreement as of the date hereof and upon the date of each Warehousing Advance.

     2.3 COVENANTS. CMP hereby acknowledges that pursuant to this Amendment, CMP makes, jointly and severally with CMCC, each covenant and agreement set forth in Sections 7 and 8 of the Agreement, excluding Section 7.26 which applies only to CMCC, so long as the Lenders have any obligation to make any Warehousing Advance to CMP and until all of the Obligations arising out of or relating to any Warehousing Advances have been fully paid and performed.

     2.4 SCHEDULES. All of the Schedules pertaining to CMCC attached to the Agreement are hereby supplemented to include the information and disclosures pertaining to CMP as set forth in the Schedules attached to this Amendment.

     2.5 JOINT AND SEVERAL LIABILITY. Each of the Borrowers hereby acknowledges and agrees that it shall be jointly and severally liable for all of the Obligations of both and each of the Borrowers.

3. VILLAGIO. In connection with, and solely for purposes of the Villagio Advance, the Borrowers, Guarantors, Agent and Lenders hereby agree as follows:

     3.1 INTEREST RATE. Notwithstanding the provisions of Section 2.4 of the Agreement, principal amounts of the Villagio Advance outstanding shall bear interest at the "Villagio Fixed Rate." "Villagio Fix Rate" means the per annum rate equal to the Federal Funds Base Rate plus 140 basis points, with changes in the Federal Funds Base Rate, if any, to be effective as of each Federal Funds Rate Adjustment Date.

     3.2 PRINCIPAL. Notwithstanding the terms of Section 2.4.7(i) of the Agreement or Sections 5(f) or (g) of Exhibit D to the Agreement, the Villagio Advance shall be repaid on the earlier to occur of (x) the payment of the Committed Purchase Price pursuant to the Purchase Commitment from Freddie Mac with respect to Villagio or (y) the Maturity Date.

     3.3 FEE. Simultaneously with the execution and delivery of this Amendment, the Borrower shall pay to the Agent, for the ratable benefit of each of the Lenders, a fee in the amount of $10,000.

     3.4 COLLATERAL. Until such time as the Villagio Advance and all Obligations relating to or arising out of the Villagio Advance have been fully repaid and performed, the definition of "Collateral" as set forth in Section 3.1 of the Agreement is hereby amended by the addition of the following:

     "3.1.10 That certain Irrevocable Standby Letter of Credit dated September 22, 2005, No. 2005-03, issued by Federal Home Loan Bank of San Francisco in favor of the Agent, as transferee, from CMCC pursuant to that certain Full Transfer of Irrevocable Standby Letter of Credit dated October 4, 2005."

     3.5 CONDITIONS PRECEDENT. In addition to all of the requirements and conditions precedent set forth in the Agreement, in the Loan Documents and elsewhere in this Amendment, prior to the making of the Villagio Advance, the Borrowers and the Guarantors shall satisfy, or cause to be satisfied, in form and substance satisfactory to the Agent and the Lenders, all of the following conditions precedent:

          (a) The Agent shall have received a copy of an executed and delivered early rate lock application letter between CMCC and Freddie Mac (the "Rate Lock Letter");

          (b) CharterMac's guaranty of the Borrowers' Obligations under the Agreement shall have been amended so as to cause such guaranty not to be subject to the limitations on liability set forth therein with respect to Villagio;

          (c) The Agent and each Lender shall have received all documentation relating to Villagio, including, without limitation, the Purchase Commitment from Freddie Mac (a copy of which is attached as Exhibit A to the Rate Lock Letter); and

          (d) The assignment of mortgage assigning the Villagio mortgage to the Agent, for the ratable benefit of the Lenders, shall have been recorded in the appropriate real estate records and shall be in full force and effect.

4. WAIVER. Notwithstanding Section 7.16 of the Agreement, the Agent and the Lenders hereby consent to the transfer of assets from Capri Capital Associates, LLC, a Delaware limited liability company, and Capri Capital Finance LLC, a Delaware limited liability company, to (i) CMP with respect to mortgage loans originated, sold to and serviced for Freddie Mac, and (ii) CMCC with respect to the balance of such assets, each as more particularly described on Exhibit B attached to this Amendment, and hereby waive any Default under Section 7.16 that would otherwise exist due to such transfer.

5. CONDITIONS PRECEDENT. Prior to the effectiveness of this Amendment, CMP shall satisfy all of the conditions precedent applicable to the Borrowers as set forth in Section 5 of the Agreement. In furtherance of the foregoing, the Guarantors and the Borrowers shall execute and/or deliver all documents, and take all such further actions, in form and substance satisfactory to the Agent and the Lenders, as set forth on the Closing Checklist attached hereto as EXHIBIT A, including, without limitation, the execution and delivery of two Notes substantially in the form of EXHIBIT F to the Agreement.

6. GUARANTORS. Each of the Guarantors hereby acknowledges the terms, provisions and intent of this Amendment and acknowledges and agrees that all of the provisions of its respective Guaranty shall continue to be its respective valid and binding obligations, enforceable in accordance with their terms, including without limitation, with respect to any Warehousing Advance or other Obligations of both CMCC and CMP as Borrowers under the Agreement as contemplated in this Amendment.

7.   GENERAL.
     -------

     7.1 NOTICE. For purposes of Section 12.1 of the Agreement, CMP's address for Notice shall be c/o CMCC at the address and as otherwise provided in Section
12.1 of the Agreement.

     7.2 JURY TRIAL WAIVER. CMP HEREBY  ACKNOWLEDGES  THAT,  PURSUANT TO SECTION
12.7 OF THE AGREEMENT AS AMENDED BY THIS AMENDMENT, CMP KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREES THAT NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, CMP HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. CMP CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR AGENT AND THE LENDERS TO ACCEPT THIS AMENDMENT.

     7.3 RATIFICATION. Except as hereby amended, the Agreement and all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect (except for changes to all representations, warranties and covenants that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Agreement and other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date), and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Agreement or other Loan Documents.

     7.4 COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     7.5 AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

     7.6 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     7.7 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Guarantors, the Lenders and the Agent.

     7.8 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7.9 INTEGRATION. This Amendment (and documents contemplated by the Closing Checklist) contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     7.10 NO COURSE OF DEALING. The Agent and the Lenders have entered into this Amendment on the express understanding with each Borrower and Guarantor that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrowers and the Guarantors. The Agent's and the Lenders' right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.


  [Remainder of page intentionally left blank; signatures appear on next page]

     IN WITNESS WHEREOF this Amendment has been duly executed and delivered as a sealed instrument as of the date first set forth above.

         BORROWERS:                      CHARTERMAC MORTGAGE CAPITAL CORPORATION


                                         By: /s/ Alan P. Hirmes
                                             ------------------
                                            Name: Alan P. Hirmes
                                                  --------------
                                            Title: Corporate Managing Director
                                                   ---------------------------


                                         CHARTERMAC MORTGAGE PARTNERS CORP.


                                         By: /s/ Alan P. Hirmes
                                             ------------------
                                            Name: Alan P. Hirmes
                                                  --------------
                                            Title: Corporate Managing Director
                                                   ---------------------------

         AGENT AND LENDER:               BANK OF AMERICA, N.A.


                                         By: /s/ John F. Simon
                                             -----------------
                                             Name: John F. Simon
                                                   -------------
                                             Title: Senior Vice President
                                                    ---------------------


         LENDER:                         HSBC BANK USA, NATIONAL ASSOCIATION


                                         By: /s/ Christopher J. Montante
                                             ---------------------------
                                             Name: Christopher J. Montante
                                                   -----------------------
                                             Title: Vice President
                                                    --------------


                       [Signatures Continued on Next Page]

         GUARANTORS:                      CHARTERMAC, a Delaware statutory trust


                                          By: /s/ Alan P. Hirmes
                                              ------------------
                                              Name: Alan P. Hirmes
                                                    --------------
                                              Title: Chief Financial Officer
                                                     -----------------------

                                          CHARTER MAC CORPORATION


                                          By: /s/ Alan P. Hirmes
                                              ------------------
                                              Name: Alan P. Hirmes
                                                    --------------
                                              Title: Chief Financial Officer
                                                     -----------------------

                                    EXHIBIT A
                                    ---------


                                CLOSING CHECKLIST


                                 AMENDMENT NO. 2
                                       TO
                    AMENDED AND RESTATED MORTGAGE WAREHOUSING
                          CREDIT AND SECURITY AGREEMENT

                                      AMONG

                           BANK OF AMERICA, N.A., AND
                                 HSBC BANK, USA,

                                   AS LENDERS,

                                      WITH

                        BANK OF AMERICA, N.A., AS AGENT,

                                       AND

                  CHARTERMAC MORTGAGE CAPITAL CORPORATION, AND
                CHARTERMAC MORTGAGE PARTNERS CORP., AS BORROWERS

                                       AND

              CHARTER MAC CORPORATION AND CHARTERMAC, AS GUARANTORS


                         DATED AS OF SEPTEMBER 29, 2005

--------------------------------------------------------------------------------


                                 LIST OF PARTIES


--------------------------------------------------------------------------------

AGENT AND SOLE LEAD
-------------------
ARRANGER:
---------
                      Bank of America ("BofA")
                      Mail Code: MA5-503-04-16
                      One Federal Street, 4th Floor
                      Boston, MA  02110
                      Attention:        John F. Simon, Senior Vice President
                                        Tel.: (617) 346-4270
                                        Fax: (617) 346-4670
                                        E-mail: john.f.simon@bankofamerica.com

                                        Ugo Arinzeh, Vice President
                                        Tel.: (202) 624-4345
                                        Tel.: (617) 346-0431
                                        Fax: (202) 737-1847
                                        E-mail: ugo.arinzeh@bankofamerica.com

OTHER LENDERS:
-------------
                      HSBC Bank USA, National Association ("HSBC")
                      One HSBC Center, 27th Floor
                      Buffalo, NY  14203
                      Attention:        Christopher J. Montante, Vice President
                                        Tel.: (716) 841-4430
                                        Fax: (716) 841-4199
                                        E-mail: chris.montante@us.hsbc.com

BORROWERS AND
-------------
GUARANTORS:
----------
                      CharterMac Mortgage Capital Corporation
                      ("CMCC" or "Borrower")
                      101 Hudson Street, 39th Floor
                      Jersey City, NJ  07302
                      Attention:        Lawrence Cohen, Senior Vice President
                                        Tel.: (516) 663-5695
                                        Fax: (516) 873-0080
                                        E-mail: lcohen@chartermac.com



                      CharterMac Mortgage Partners Corp. ("CMP" or "Borrower") 101 Hudson Street, 39th Floor
                      Jersey City, NJ  07302
                      Attention:        Lawrence Cohen, Senior Vice President
                                        Tel.: (516) 663-5695
                                        Fax: (516) 873-0080
                                        E-mail: lcohen@chartermac.com

                        Charter Mac Corporation
                        625 Madison Avenue
                        New York, NY  10022
                        Attention: Robert Levy, Senior Vice President
                                          Tel.: (212) 317-5712
                                          Fax: (212) 751-3550
                                          E-mail: rlevy@chartermac.com

                        CharterMac
                        f/k/a Charter Municipal Mortgage Acceptance Company 625 Madison Avenue
                        New York, NY  10022
                        Attention: Robert Levy, Senior Vice President
                                          Tel.: (212) 317-5712
                                          Fax: (212) 751-3550
                                          E-mail: rlevy@chartermac.com

COUNSEL FOR AGENT:
-----------------
                        Nutter, McClennen & Fish, LLP ("NMF")
                        World Trade Center West
                        155 Seaport Boulevard
                        Boston, MA  12210
                        Attention:        Philip R. Rosenblatt, Esq.
                                          Tel.: (617) 439-2806
                                          Fax: (617) 310-9806
                                          E-mail: prosenblatt@nutter.com

                                          Darah E. Manning, Esq.
                                          Tel.: (617) 439-2485
                                          Fax: (617) 310-9485
                                          E-mail: dmanning@nutter.com

COUNSEL FOR HSBC:
----------------
                        Phillips Lytle LLP ("PL")
                        437 Madison Avenue, 34th Floor
                        New York, NY  10022
                        Attention:        Christopher G. Dorman, Esq.
                                          Tel.: (212) 508-0427
                                          Fax: (212) 308-9079
                                          E-mail: cdorman@phillipslytle.com

COUNSEL FOR BORROWER
--------------------
AND GUARANTOR:
-------------
                        Proskauer Rose ("PR")
                        1585 Broadway
                        New York, NY  10036-8299
                        Attention:        Steven A. Fishman, Esq.
                                          Tel.: (212) 969-3025
                                          Fax: (212) 969-2900
                                          E-mail: safishman@proskauer.com

                                          Stacey M. Moore, Esq.
                                          Tel.: 212-969-3312
                                          Fax: 212-969-2900
                                          E-mail: smoore@proskauer.com

                                           Samuel L. Martin, Esq.
                                           Tel.: (212) 969-3031
                                           Fax: (212) 969-2900
                                           E-mail: smartin@proskauer.com


                                CLOSING CHECKLIST

DOCUMENT/ACTION                                                                     RESPONSIBLE             STATUS
                                                                                    PARTY
1.   Amendment  No. 2 to Amended and Restated  Mortgage  Warehousing  Credit and         BofA/NMF
     Security Agreement

     a.   Exhibit A: Closing Checklist
     b.   Exhibit  B:  Transactions,  Contract  Rights  and Other  Assets  being
          Conveyed by Capri Capital Advisors to CMCC                                     CMP/PR
     c.   Schedule 4: Authorized Representatives
     d.   Schedule 6.3: Litigation
     e.   Schedule 6.7.1:  Ownership,  Subsidiaries and Taxpayer  Identification
          Numbers
     f.   Schedule 6.14: Certain Transactions
     g.   Schedule 6.20: Serving Portfolio
     h.   Schedule 6.21: Assumed Names
     i.   Schedule 7.7: Insurance
     j.   Schedule 7.12: Indebtedness of Borrower
     k.   Schedule 7.14.1: Other Indebtedness
     l.   Schedule 7.14.2: Other Liens

2.   Promissory  Note,  dated  September 29, 2005,  made by CMP,  payable to the         BofA/NMF
     order  of  Bank  of  America,   N.A.,  in  the  principal  face  amount  of
     $50,000,000.00.

3.   Promissory  Note,  dated  September 29, 2005,  made by CMP,  payable to the         BofA/NMF
     order of HSBC Bank USA, in the principal face amount of $50,000,000.00.

4.   Amendment  No.  1 to  Amended  and  Restated  Guaranty,  from  Charter  Mac         BofA/NMF
     Corporation

5.   Amendment No. 1 to Second Amended and Restated  Guaranty,  from  CharterMac         BofA/NMF

6.   UCC Initial  Financing  Statement for CMP filed with the Secretary of State         BofA/NMF
     of Delaware

7.   Letter, dated as of September 29, 2005, from CMCC to Federal Home Loan Bank         CMCC/PR
     of San Franciso,  re: Letter of Credit No. 2005-30, with original Letter of
     Credit attached.

8.   Officer's Certificate                                                               CMP/PR

9.   Enforceability Opinions

     a.   Opinion  Letter from Proskauer Rose LLP addressed to the Agent and the         CMP/PR
          Lenders

     b.   Opinion Letter from Richards, Layton and Finger addressed to the Agent    DE Special Counsel
          and the Lenders

10.  UCC, Bankruptcy, Tax Lien and Litigation Searches for CMP                           CMP/PR



DOCUMENT/ACTION                                                                     RESPONSIBLE             STATUS
                                                                                    PARTY
11.  CMP Corporate Authority Documents                                                   CMP/PR

     a.   Certificate of Incorporation

     b. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transaction and the By-laws

     c. Certificate of Legal Existence and Good Standing from the Secretary of State

     d.   Incumbency Certificate

12.  Payment of all  accrued  and unpaid  legal  fees and  disbursements  of the       Borrowers
     Agent's counsel relating to the Agreement or the transactions  contemplated thereby or related thereto, or the Borrowers



                                                                                    Borrowers
13.  Villagio Due Diligence Borrowers

     a. Early Rate Lock Agreement with Purchase Commitment from Freddie Mac attached

     b. Title insurance regarding B of A's insured interests, as Assignee, under the Villagio Deed of Trust


                                    EXHIBIT B
                                    ---------

                      SCHEDULE OF ASSETS TO BE TRANSFERRED

The following assets to be transferred by Capri Capital Finance, LLC and Capri Capital Associates, LLC (the `Assignors") to CMCC and CMP:

     1. Assignors' interests under agreements relating to the origination and servicing of mortgage loans, including (i) agreements of Capri Capital Finance, LLC with respect to loans originated, sold to and serviced for Freddie Mac and Fannie Mae and (ii) agreements of Capri Capital Associates, LLC with respect to loans originated, sold and serviced for FHA and Ginnie Mae.

     2. Deposits and custodial and escrow accounts with respect to such servicing arrangements.

     3.   Cash and receivables of the Assignors.

     4.   Furniture and equipment.

                                                           EXECUTION COUNTERPART



                                 AMENDMENT NO. 3
                                 ---------------
                                       TO
                                       --
                    AMENDED AND RESTATED MORTGAGE WAREHOUSING
                    -----------------------------------------
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

     THIS AMENDMENT NO. 3 (this "Amendment") is entered into as of October 3, 2005, among CHARTERMAC MORTGAGE CAPITAL CORPORATION, a Delaware corporation, ("CMCC"), CHARTERMAC MORTGAGE PARTNERS CORP., a Delaware corporation ("CMP" and, collectively with CMCC, the "Borrowers"); BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank) as a Lender ("BofA") and as agent (in such capacity, the "Agent") for itself and the other Lenders, and such other Lenders; and CharterMac, a Delaware statutory trust, and Charter Mac Corporation, a Delaware corporation (each individually, a "Guarantor," and collectively "the Guarantors").

                                    RECITALS
                                    --------

     Reference is made to the following facts that constitute the background of this Amendment:

     A. The Borrowers, the Agent and the Lenders have entered into that certain Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of March 18, 2005, as amended by Amendment No. 1, dated as of July 28, 2005 and Amendment No. 2, dated as of September 29, 2005, (as so amended, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement.

     B. The Borrowers and the Guarantors have requested that, for a period of 29 days from the date hereof (the "Increase Period"), in the event the principal amount of the Loan then outstanding exceeds the Warehouse Commitment Amount, BofA fund Warehousing Advances up to $50,000,000.00 greater than the Warehouse Commitment Amount (the "Maximum Overadvance Amount").

     C. The Agent and the Lenders are willing to amend the Agreement to accommodate such request solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. TWENTY-NINE DAY AMENDMENT. Except as specifically provided for herein, terms of this Amendment will be effective solely for the duration of the Increase Period. At the end of the Increase Period, except as specifically provided for herein, this Amendment will be of no further force or effect, and the terms of the Loan Agreement in effect in the absence of this Amendment will be reinstated in full. The parties hereto hereby acknowledge and agree that the Increase Period shall expire at 5:00 p.m. EDT on October 31, 2005.

2.   TEMPORARY INCREASE IN THE LOAN.
     ------------------------------

     2.1. OVERADVANCES. Subject to the terms and conditions of the Agreement, and provided there is not then in existence a Default, (i) in the event that a Warehousing Advance Request is received at such time as the aggregate principal balance of the Loan then outstanding equals or exceeds the Warehousing Commitment Amount, BofA agrees to fund 100% of such Warehousing Advance so requested; and (ii) in the event a Warehousing Advance made pursuant to a Warehousing Advance Request would cause the principal amount of the Loan then outstanding to exceed the Warehousing Commitment Amount, BofA agrees to fund 100% of the portion of such Warehousing Advance that causes the then outstanding principal balance of the Loan to exceed the Warehousing Commitment Amount; (each such advance contemplated by clause (i) or portion thereof contemplated by clause (ii), an "Overadvance"). BofA shall not be obligated to make all or any portion of a requested Overadvance in the event, and to the extent, that the making of such requested Overadvance would cause the aggregate principal amount of all Overadvances then outstanding to exceed the then applicable Maximum Overadvance Amount.

     2.2. REPAYMENT OF OVERADVANCES. At any time any Overadvance or portion thereof continues to be outstanding, any payment that is received by the Agent or a Lender that is to be applied to reduce the then outstanding principal balance of the Loan in accordance with the terms of the Agreement shall be paid to BofA first to reduce or eliminate the then outstanding aggregate principal balance of the Overadvances.

3.   AMENDMENTS TO THE AGREEMENT.
     ---------------------------

     3.1 AMENDMENT TO SECTION 2.1.1 OF THE AGREEMENT. Section 2.1.1 of the Agreement is hereby amended by deleting the sentence "The aggregate principal amount of the Loan outstanding at any one time may not exceed the Warehousing Commitment Amount." and substituting the following in its stead:

          "The aggregate principal amount of the Loan outstanding at any one time may not exceed the Warehousing Commitment Amount plus the then applicable Maximum Overadvance Amount."

     3.2  AMENDMENT  TO SECTION  2.1.2 OF THE  AGREEMENT.  Section  2.1.2 of the
Agreement  is  hereby  amended  by  deleting  the   introductory   sentence  and
substituting the following in its stead:

          "2.1.2 MAXIMUM AMOUNT OF FACILITY. Subject to the applicable terms and conditions of this Agreement, the maximum principal amount outstanding under the Facility shall not exceed $150,000,000.00."

     3.3 AMENDMENT TO SECTION 2.1.4 OF THE AGREEMENT. Section 2.1.4 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

          "2.1.4 OUTSTANDING BALANCE OF THE LOAN. In the event at any time the outstanding principal balance of the Loan should exceed the lesser of
          (x) the Warehousing Commitment Amount plus the Maximum Overadvance Amount, or (y) the aggregate Warehousing Collateral Value of all Eligible Loans against which Warehousing Advances are then outstanding, the Borrowers shall repay such excess amount on demand to the Agent so that the outstanding principal balance of the Facility is in compliance with the terms and provisions hereof."

4.   FEES.
     ----

     4.1 LOAN FEES. The Borrowers shall pay a commitment fee to BofA for the period commencing on the date hereof and ending at the end of the Increase Period equal to $5,034.72.

     4.2 OVERADVANCE FACILITY FEE. The Borrowers agree to pay a facility fee to Agent on behalf of BofA on the average daily unborrowed portion of the Maximum Overadvance Amount from the date hereof through October 31, 2005 (the "Overadvance Facility Fee"), calculated as set forth below. The Overadvance Facility Fee shall be payable in arrears on November 1, 2005 for the preceding twenty-nine day period ending on October 31, 2005, and shall be calculated by multiplying the average daily unborrowed portion of the Maximum Overadvance Amount for such twenty-nine day period by 0.001% percent, and multiplying that product by a fraction, the numerator of which is twenty-nine days, and the denominator of which is ninety (90) days. The Borrowers shall not be entitled to any credit, rebate or repayment of the Overadvance Facility Fee notwithstanding any termination of this Amendment or the Agreement or suspension or termination of the Agent's or any Lender's respective obligation to make Warehousing Advances or Overadvances hereunder.

5. RATIFICATION OF LOAN DOCUMENTS; ACKNOWLEDGMENTS. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrowers hereby:

     5.1. Ratify, confirm, and reaffirm all representations, warranties, and covenants contained in the Agreement and in the Loan Documents (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other

Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledge and agree that the Obligations, including, without limitation, on account of any Overadvances, are and continue to be secured by the Collateral.

     5.2. Acknowledge and agree that the Borrowers do not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrowers hereby WAIVE and RELEASE the Agent and Lenders therefrom.

     5.3. Represent and warrant that:

               a. As of the date the Borrowers execute this Amendment, no Default exists, nor will a Default exist as of the effective date of this Amendment.

               b. This Amendment has been duly executed and delivered on behalf of the Borrowers, and constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and to the effect of equitable principles whether applied in an action at law or a suit in equity.

6. GUARANTY. The Guarantors hereby reaffirm their respective Guaranties, and agree that neither the execution of this Amendment, the performance or consummation of any of the transactions contemplated hereby, or any subsequent modification, extension, renewal, amendment, supplement or restatement of the Agreement, including any increase or reduction in the Total Commitments (or any Lender's Commitment), shall in any way limit, restrict, qualify, or extinguish their liability under the terms of their respective Guaranties, whether or not either Guarantor executes a confirmation of its Guaranty in connection with any such subsequent modification, extension, renewal, amendment, supplement or restatement, or increase or reduction.

7. CONDITIONS PRECEDENT. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

     7.1. This Amendment shall have been duly executed and delivered by the respective parties hereto (including the Guarantors for the purposes of Section 6 hereof) and shall be in full force and effect.

     7.2. The allonge to the Promissory Note, dated as of March 18, 2005, made by CMCC, payable to the order of Bank of America, N.A., in the principal face amount of $100,000,000.00, substantially in the form of EXHIBIT 7.2 to this Amendment (the "CMCC Allonge"), shall have been duly executed and delivered by CMCC to BofA, and shall be in full force and effect. The allonge to the Promissory Note, dated as of September 29, 2005, made by CMP, payable to the order of Bank of America, N.A., in the principal face amount of $100,000,000.00, substantially in the form of EXHIBIT 7.2 to this Amendment (the "CMP Allonge" and together with the CMCC Allonge, the "Allonges"), shall have been duly executed and delivered by CMP to BofA, and shall be in full force and effect.

     7.3. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Amendment and the Allonges shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     7.4. All action on the part of the Guarantors necessary for the valid execution, delivery and performance by the Guarantors of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     7.5. The Borrowers shall have provided such other items to the Agent as are set forth on the Closing Agenda attached as EXHIBIT 7.5 to this Amendment, and such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

     7.6. No Default shall have occurred and be continuing.

8.   GENERAL.
     -------

     8.1 COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     8.2 AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

     8.3 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     8.4 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Guarantors, the Lenders and the Agent.

     8.5 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.6 INTEGRATION. This Amendment (and documents contemplated by the Closing Checklist) contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     8.7 NO COURSE OF DEALING. The Agent and the Lenders have entered into this Amendment on the express understanding with each Borrower and each Guarantor that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrowers and the Guarantors. The Agent's and the Lenders' right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.


                [Remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.

                               BORROWERS:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By: /s/ Stuart J. Boesky
                                             --------------------
                                         Name: Stuart J. Boesky
                                               ----------------
                                         Title: Chairman of the Board
                                                ---------------------

                                         CHARTERMAC MORTGAGE PARTNERS CORP.

                                         By: /s/ Stuart J. Boesky
                                             --------------------
                                         Name: Stuart J. Boesky
                                               ----------------
                                         Title: Chairman of the Board
                                                ---------------------


                                 LENDERS:

                                         BANK OF AMERICA, N.A., as Agent and
                                         as a Lender

                                         By: /s/ John F. Simon
                                             -----------------
                                         Name: John F. Simon
                                               -------------
                                         Title: Senior Vice President
                                                ---------------------


                                         HSBC BANK USA, NATIONAL ASSOCIATION,
                                         as a Lender

                                         By:
                                             --------------------
                                         Name:
                                               ----------------
                                         Title:
                                                ---------------------


                       [Signatures continued on next page]


(Amendment No.3 Sig. Pg)

Accepted and Agreed:

CHARTER MAC CORPORATION, as Guarantor

By: /s/ Stuart J. Boesky
    --------------------
Name: Stuart J. Boesky
      ----------------
Title: Chief Executive Officer
       -----------------------


CHARTERMAC, as Guarantor

By: /s/ Stuart J. Boesky
    --------------------
Name: Stuart J. Boesky
      ----------------
Title: Chief Executive Officer
       -----------------------


(Amendment No. 3 Sig Pg.)

                                   EXHIBIT 7.2
                                   -----------

                                  ALLONGE NO. 1
                           DATED AS OF OCTOBER 3, 2005


     This Allonge is made to that certain Promissory Note, dated as of March 18, 2005, made by the Borrower, and payable to Bank of America, N.A. (successor by merger to Fleet National Bank), in the original principal amount of $50,000,000.00 (the "Note"). Terms not defined herein have the same meanings as in the Note.

     Solely for the twenty-nine day period commencing as of the date hereof and ending at 5:00 p.m. EDT on October 31, 2005 (the "Increase Period"), the principal amount of the Note shall be increased from $50,000,000.00 to $100,000,000.00. During the Increase Period this Allonge shall become part of the Note and shall be subject to all of the terms and conditions thereof. From and after the expiration of the Increase Period, this Allonge shall be of no further force and effect and the Note shall remain in full force and effect without reference to this Allonge.

     Although it is in the interest of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

     This instrument shall have the force and effect of an instrument executed under seal under the laws of The Commonwealth of Massachusetts (without regard to its rules regarding choice of law).

     IN WITNESS WHEREOF, Borrower has caused this Allonge to be duly executed as of the date set forth above.


                                         BORROWER:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By:_________________________________
                                             Name:___________________________
                                             Title: _________________________


                                   EXHIBIT 7.5
                                   -----------

                                CLOSING CHECKLIST
                                -----------------

DOCUMENT                                                                            RESPONSIBLE
                                                                                    PARTY

1.   First  Amendment to Amended and Restated  Mortgage  Warehousing  Credit and         BofA/NMF
     Security Agreement

     a.   Exhibit 7.2.: Form of Allonge No. 1

     b.   Exhibit 7.5: Closing Checklist

2.   Allonge No. 1 to Promissory Note, dated as of March 18, 2005, made by CMCC,         BofA/NMF
     payable to the order of Bank of America, N.A., in the principal face amount of $50,000,000.00.

3.   Allonge No. 1 to Promissory  Note,  dated as of September 29, 2005, made by         BofA/NMF
     CMP,  payable to the order of Bank of America,  N.A., in the principal face amount of $50,000,000.00.

4.   Enforceability Opinions

     a.   Massachusetts  Opinion Letter from Proskauer Rose LLP addressed to the       Borrower/PR
          Agent and the Lenders

     b.   Opinion Letter from Richards, Layton and Finger addressed to the Agent    DE Special Counsel
          and the Lenders

5.   CMCC Corporate Authority Documents                                                Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transaction and a bring-down of the By-laws

6.   CMP Corporate Authority Document                                                  Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transaction and a bring-down of the By-laws


                                                           EXECUTION COUNTERPART



                                 AMENDMENT NO. 4
                                 ---------------
                                       TO
                                       --
                    AMENDED AND RESTATED MORTGAGE WAREHOUSING
                    -----------------------------------------
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

     THIS AMENDMENT NO. 4 (this "Amendment") is entered into as of October 31, 2005, among CHARTERMAC MORTGAGE CAPITAL CORPORATION, a Delaware corporation, ("CMCC"), CHARTERMAC MORTGAGE PARTNERS CORP., a Delaware corporation ("CMP" and, collectively with CMCC, the "Borrowers"); BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank) as a Lender ("BofA") and as agent (in such capacity, the "Agent") for itself and the other Lenders, and such other Lenders; and CharterMac, a Delaware statutory trust, and Charter Mac Corporation, a Delaware corporation (each individually, a "Guarantor," and collectively "the Guarantors").

                                    RECITALS
                                    --------

     Reference is made to the following facts that constitute the background of this Amendment:

     A. The Borrowers, the Agent and the Lenders have entered into that certain Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of March 18, 2005 ("Original Agreement"), as amended by that certain Amendment No. 1, dated as of July 28, 2005 ("Amendment No. 1") and that certain Amendment No. 2, dated as of September 29, 2005 ("Amendment No. 2") and that certain Amendment No. 3 dated as of October 3, 2005 ("Amendment No. 3," and together with the Original Agreement, Amendment No. 1 and Amendment No. 2, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement.

     B. The Borrowers and the Guarantors have requested that the terms of Amendment No. 3 be extended until 5:00 p.m. EDT on December 2, 2005 so that for the period of thirty-three days from the date hereof, in the event the principal amount of the Loan then outstanding exceeds the Warehouse Commitment Amount, BofA fund Warehouse Advances up to $50,000,000.00 greater than the Warehouse Commitment Amount.

     C. The Agent and the Lenders are willing to amend the Agreement and extend the terms of Amendment No. 3 to accommodate such request solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.   AMENDMENTS TO AMENDMENT NO. 3.
     -----------------------------

     1.1. AMENDMENT TO RECITAL B OF AMENDMENT NO. 3. Recital B of Amendment No. 3 is hereby amended by deleting the clause "The Borrowers and the Guarantors have requested that, for a period of 29 days from the date hereof (the "Increase Period")," and substituting the following in its stead:

          "The Borrowers and the Guarantors have requested that for a period of 61 days from the date hereof (the "Increase Period"),"

     1.2.  AMENDMENT TO SECTION 1 OF AMENDMENT  NO. 3. The last  sentence of the
Section 1 to Amendment No. 3 is hereby deleted in its entirety and substituting the following in its stead:

          "The parties hereto hereby acknowledge and agree that the Increase Period shall expire at 5:00 p.m. EDT on December 2, 2005."

     1.3. AMENDMENT TO SECTION 4 OF AMENDMENT NO. 3. Section 4.2 is hereby deleted in its entirety and the following in substituted in its stead:

               4.2 OVERADVANCE FACILITY FEE. The Borrowers agree to pay a facility fee to Agent on behalf of BofA on the average daily unborrowed portion of the Maximum Overadvance Amount from the date hereof through December 2, 2005 (the "Overadvance Facility Fee"), calculated as set forth below. The Overadvance Facility Fee shall be payable in arrears on December 3, 2005 for the preceding 61 day period ending on December 2, 2005, and shall be calculated by multiplying the average daily unborrowed portion of the Maximum Overadvance Amount for such 61 day period by 0.001% percent, and multiplying that product by a fraction, the numerator of which is sixty-one days, and the denominator of which is ninety (90) days. The Borrowers shall not be entitled to any credit, rebate or repayment of the Overadvance Facility Fee notwithstanding any termination of this Amendment or the Agreement or suspension or termination of the Agent's or any Lender's respective obligation to make Warehousing Advances or Overadvances hereunder.

2. ADDITIONAL FEE. In consideration for the Agent's and BofA's willingness to extend the Increase Period pursuant to this Amendment, the Borrower shall pay an additional commitment fee of $5,729.17 to BofA, such payment to be made, and to be considered fully earned and non-refundable, simultaneously with the execution and delivery of this Amendment.

3. RATIFICATION OF LOAN DOCUMENTS; ACKNOWLEDGMENTS. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrowers hereby:

     3.1. Ratify, confirm, and reaffirm, as of the date hereof, all representations, warranties, and covenants contained in the Agreement and in the Loan Documents (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledge and agree that the Obligations, including, without limitation, on account of any Overadvances, are and continue to be secured by the Collateral.

     3.2. Acknowledge and agree that the Borrowers do not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrowers hereby WAIVE and RELEASE the Agent and Lenders therefrom.

     3.3. Represent and warrant that:

               a. As of the date the Borrowers execute this Amendment, no Default exists, nor will a Default exist as of the effective date of this Amendment.

               b. This Amendment has been duly executed and delivered on behalf of the Borrowers, and constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and to the effect of equitable principles whether applied in an action at law or a suit in equity.

4. GUARANTY. The Guarantors hereby reaffirm their respective Guaranties, and agree that neither the execution of this Amendment, the performance or consummation of any of the transactions contemplated hereby, or any subsequent modification, extension, renewal, amendment, supplement or restatement of the Agreement, including any increase or reduction in the Total Commitments (or any Lender's Commitment), shall in any way limit, restrict, qualify, or extinguish their liability under the terms of their respective Guaranties, whether or not either Guarantor executes a confirmation of its Guaranty in connection with any such subsequent modification, extension, renewal, amendment, supplement or restatement, or increase or reduction. In furtherance of the foregoing, the

Guarantors' execution and delivery of this Amendment constitute the Guarantors' ratification, confirmation and reaffirmation, as of the date hereof, of all representations, warranties, and covenants in their respective Guaranties and in the other Loan Documents (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date).

5. CONDITIONS PRECEDENT. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

     5.1. This Amendment shall have been duly executed and delivered by the respective parties hereto (including the Guarantors for the purposes of Section 4 hereof) and shall be in full force and effect.

     5.2. The allonge to the Promissory Note, dated as of March 18, 2005, made by CMCC, payable to the order of Bank of America, N.A., in the principal face amount of $100,000,000.00, substantially in the form of EXHIBIT 5.2 to this Amendment (the "CMCC Allonge"), shall have been duly executed and delivered by CMCC to BofA, and shall be in full force and effect. The allonge to the Promissory Note, dated as of September 29, 2005, made by CMP, payable to the order of Bank of America, N.A., in the principal face amount of $100,000,000.00, substantially in the form of EXHIBIT 5.2 to this Amendment (the "CMP Allonge" and together with the CMCC Allonge, the "Allonges"), shall have been duly executed and delivered by CMP to BofA, and shall be in full force and effect.

     5.3. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Amendment and the Allonges shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     5.4. All action on the part of the Guarantors necessary for the valid execution, delivery and performance by the Guarantors of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     5.5. The Borrowers shall have provided such other items to the Agent as are set forth on the Closing Agenda attached as EXHIBIT 5.5 to this Amendment, and such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

     5.6. No Default shall have occurred and be continuing.

6.   GENERAL.
     -------

     6.1 COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     6.2 AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

     6.3 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     6.4 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Guarantors, the Lenders and the Agent.

     6.5 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     6.6 INTEGRATION. This Amendment (and documents contemplated by the Closing Checklist) contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     6.7 NO COURSE OF DEALING. The Agent and the Lenders have entered into this Amendment on the express understanding with each Borrower and each Guarantor that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrowers and the Guarantors. The Agent's and the Lenders' right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.


                [Remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.

                                BORROWERS:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By: /s/ Lawrence Cohen
                                             ------------------
                                         Name: Lawrence Cohen
                                               --------------
                                         Title: Treasurer
                                                ---------

                                         CHARTERMAC MORTGAGE PARTNERS CORP.

                                         By: /s/ Lawrence Cohen
                                             ------------------
                                         Name: Lawrence Cohen
                                               --------------
                                         Title: Treasurer
                                                ---------


                                LENDERS:

                                         BANK OF AMERICA, N.A., as Agent and
                                         as a Lender

                                         By: /s/ John F. Simon
                                             -----------------
                                         Name: John F. Simon
                                               -------------
                                         Title: Senior Vice President
                                                ---------------------


                                         HSBC BANK USA, NATIONAL ASSOCIATION,
                                         as a Lender

                                         By: /s/ Christopher J. Montante
                                             ---------------------------
                                         Name: Christopher J. Montante
                                               -----------------------
                                         Title: Vice President
                                                --------------


                       [Signatures continued on next page]


(Amendment No. 4 Sig. Pg.)

Accepted and Agreed:

CHARTER MAC CORPORATION, as Guarantor

By: /s/ Alan P. Hirmes
    ------------------
Name: Alan p. Hirmes
      --------------
Title: Chief Operating Officer
       -----------------------


CHARTERMAC, as Guarantor

By: /s/ Alan P. Hirmes
    ------------------
Name: Alan p. Hirmes
      --------------
Title: Chief Operating Officer
       -----------------------


(Amendment No. 4 Sig. Pg.)

                                   EXHIBIT 5.2
                                   -----------

                                  ALLONGE NO. 2
                          DATED AS OF OCTOBER 31, 2005


     This Allonge is made to that certain Promissory Note, dated as of March 18, 2005, made by the Borrower, and payable to Bank of America, N.A. (successor by merger to Fleet National Bank), in the original principal amount of $50,000,000.00 (the "Note"). Terms not defined herein have the same meanings as in the Note.

     Solely until the later to occur of (i) the end of the thirty-three day period commencing as of the date hereof and ending at 5:00 p.m. EDT on December 2, 2005, or (ii) the repayment and performance in full of all Obligations with respect to or arising out of Overadvances, (the "Increase Period"), the principal amount of the Note shall be increased from $50,000,000.00 to $100,000,000.00. During the Increase Period this Allonge shall become part of the Note and shall be subject to all of the terms and conditions thereof. From and after the expiration of the Increase Period, this Allonge shall be of no further force and effect and the Note shall remain in full force and effect without reference to this Allonge.

     Although it is in the interest of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

     This instrument shall have the force and effect of an instrument executed under seal under the laws of The Commonwealth of Massachusetts (without regard to its rules regarding choice of law).

     IN WITNESS WHEREOF, Borrower has caused this Allonge to be duly executed as of the date set forth above.


                                         BORROWER:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By:_________________________________
                                             Name:___________________________
                                             Title: _________________________


                                   EXHIBIT 5.5
                                   -----------

                                CLOSING CHECKLIST
                                -----------------

DOCUMENT                                                                            RESPONSIBLE
                                                                                    PARTY

1.   Amendment  No. 4 to Amended and Restated  Mortgage  Warehousing  Credit and         BofA/NMF
     Security Agreement

     a.   Exhibit 5.2.: Form of Allonge No. 2

     b.   Exhibit 5.5.: Closing Checklist

2.   Allonge No. 2 to Promissory Note, dated as of March 18, 2005, made by CMCC,         BofA/NMF
     payable to the order of Bank of America, N.A., in the principal face amount of $50,000,000.00.

3.   Allonge No. 2 to Promissory  Note,  dated as of September 29, 2005, made by         BofA/NMF
     CMP,  payable to the order of Bank of America,  N.A., in the principal face amount of $50,000,000.00.

4.   Enforceability Opinions

     a.   Massachusetts  Opinion Letter from Proskauer Rose LLP addressed to the       Borrower/PR
          Agent and the Lenders

5.   CMCC Corporate Authority Documents                                                Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transaction and a bring-down of the By-laws

6.   CMP Corporate Authority Documents                                                 Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transaction and a bring-down of the By-laws


                                                           EXECUTION COUNTERPART



                                 AMENDMENT NO. 5
                                 ---------------
                                       TO
                                       --
                    AMENDED AND RESTATED MORTGAGE WAREHOUSING
                    -----------------------------------------
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

     THIS AMENDMENT NO. 5 (this "Amendment") is entered into as of December 2, 2005, among CHARTERMAC MORTGAGE CAPITAL CORPORATION, a Delaware corporation, ("CMCC"), CHARTERMAC MORTGAGE PARTNERS CORP., a Delaware corporation ("CMP" and, collectively with CMCC, the "Borrowers"); BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank) as a Lender ("BofA") and as agent (in such capacity, the "Agent") for itself and the other Lenders, and such other Lenders; and CharterMac, a Delaware statutory trust, and Charter Mac Corporation, a Delaware corporation (each individually, a "Guarantor," and collectively the "Guarantors").

                                    RECITALS
                                    --------

     Reference is made to the following facts that constitute the background of this Amendment:

     A. The Borrowers, the Agent and the Lenders have entered into that certain Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of March 18, 2005 ("Original Agreement"), as amended by that certain Amendment No. 1, dated as of July 28, 2005 ("Amendment No. 1"), that certain Amendment No. 2, dated as of September 29, 2005 ("Amendment No. 2"), that certain Amendment No. 3, dated as of October 3, 2005 ("Amendment No. 3") and that certain Amendment No. 4, dated as of October 31, 2005 ("Amendment No. 4," and together with the Original Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement.

     B. Pursuant to terms of Amendment No. 3, as amended by Amendment No. 4, BofA agreed to fund Warehousing Advances of up to $50,000,000.00 greater than the Warehouse Commitment Amount (the "Maximum Overadvance Amount") through 5:00 p.m. EST on December 2, 2005.

     C. The Borrowers and the Guarantors have requested that (i) in lieu of the terms of Amendment No. 3, as amended by Amendment No. 4, for a period of twenty-five days from the date hereof (the "Increase Period"), in the event the principal amount of the Loan then outstanding exceeds the Warehouse Commitment Amount, BofA continue to fund amounts not to exceed the Maximum Overadvance Amount, and (ii) certain amendments to the Agreement and the Loan Documents be enacted in order to permit CMCC to draw a Warehouse Advance (the "Victor Advance") to facilitate CMCC funding a loan in principal face amount not to exceed $26,000,000.00 to CharterMac secured by an assignment to CMCC of the first mortgage and the promissory note on a 341 unit Multifamily Property known as the RCA Victor building, located in Camden, New Jersey ("Victor").

     D. The Agent and the Lenders are willing to amend the Agreement to accommodate such requests solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. TWENTY-FIVE DAY AMENDMENT. Except as specifically provided for herein, terms of this Amendment will be effective solely for the duration of the Increase Period. At the end of the Increase Period, except as specifically provided for herein, this Amendment will be of no further force or effect, and the terms of the Loan Agreement in effect in the absence of this Amendment will be reinstated in full. The parties hereto hereby acknowledge and agree that the Increase Period shall expire at 5:00 p.m. EST on December 26, 2005.

2.   TEMPORARY INCREASE IN THE LOAN.
     ------------------------------

     2.1 OVERADVANCES. Subject to the terms and conditions of the Agreement, and provided there is not then in existence a Default, (i) in the event that a Warehousing Advance Request is received at such time as the aggregate principal balance of the Loan then outstanding equals or exceeds the Warehousing Commitment Amount, BofA agrees to fund 100% of such Warehousing Advance so requested; and (ii) in the event a Warehousing Advance made pursuant to a Warehousing Advance Request would cause the principal amount of the Loan then outstanding to exceed the Warehousing Commitment Amount, BofA agrees to fund 100% of the portion of such Warehousing Advance that causes the then outstanding principal balance of the Loan to exceed the Warehousing Commitment Amount; (each such advance contemplated by clause (i) or portion thereof contemplated by clause (ii), an "Overadvance"). BofA shall not be obligated to make all or any portion of a requested Overadvance in the event, and to the extent, that the making of such requested Overadvance would cause the aggregate principal amount of all Overadvances then outstanding to exceed the then applicable Maximum Overadvance Amount.

     2.2 REPAYMENT OF OVERADVANCES. At any time any Overadvance or portion thereof continues to be outstanding, any payment that is received by the Agent or a Lender that is to be applied to reduce the then outstanding principal balance of the Loan in accordance with the terms of the Agreement shall be paid to BofA first to reduce or eliminate the then outstanding aggregate principal balance of the Overadvances.

3.   AMENDMENTS TO THE AGREEMENT.
     ---------------------------

     3.1 AMENDMENT TO SECTION 2.1.1 OF THE AGREEMENT. Section 2.1.1 of the Agreement is hereby amended by deleting the sentence "The aggregate principal amount of the Loan outstanding at any one time may not exceed the Warehousing Commitment Amount." and substituting the following in its stead:

          "The aggregate principal amount of the Loan outstanding at any one time may not exceed the Warehousing Commitment Amount plus the then applicable Maximum Overadvance Amount."

     3.2  AMENDMENT  TO SECTION  2.1.2 OF THE  AGREEMENT.  Section  2.1.2 of the
Agreement  is  hereby  amended  by  deleting  the   introductory   sentence  and
substituting the following in its stead:

          "2.1.2 MAXIMUM AMOUNT OF FACILITY. Subject to the applicable terms and conditions of this Agreement, the maximum principal amount outstanding under the Facility shall not exceed $150,000,000.00."

     3.3 AMENDMENT TO SECTION 2.1.4 OF THE AGREEMENT. Section 2.1.4 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

          "2.1.4 OUTSTANDING BALANCE OF THE LOAN. In the event at any time the outstanding principal balance of the Loan should exceed the lesser of
          (x) the Warehousing Commitment Amount plus the Maximum Overadvance Amount, or (y) the aggregate Warehousing Collateral Value of all Eligible Loans against which Warehousing Advances are then outstanding, the Borrowers shall repay such excess amount on demand to the Agent so that the outstanding principal balance of the Facility is in compliance with the terms and provisions hereof."

4. VICTOR ADVANCE. In connection with, and solely for the purposes of the Victor Advance, the Borrowers, Guarantors, Agent and Lenders hereby agree as follows:

     4.1. TWENTY-FIVE DAY LIMITATION NOT APPLICABLE TO VICTOR. The provisions of
Section 1 of this Amendment, which limit the effectiveness of this Amendment to the Increase Period, shall not apply to the terms of this Section 4.

     4.2 CONDITIONS PRECEDENT TO VICTOR ADVANCE. In addition to all of the requirements and conditions precedent set forth in the Agreement, in the Loan Documents and elsewhere in this Amendment (other than the requirements that CMCC
(i) deliver a Warehousing Advance Request pursuant to Sections 2.3.1 and 5.2.2 of the Agreement; and (ii) comply with procedures set forth in Exhibit B to the Agreement pursuant to Sections 2.3.2 and 5.2.2 of the Agreement; all of which requirements are hereby waived in connection with the making of the Victor Advance), prior to the making of the Victor Advance, the Borrowers and the Guarantors shall satisfy, or cause to be satisfied, in form and substance satisfactory to the Agent and the Lenders, all of the following conditions precedent:

               (a) CharterMac's guaranty of the Borrowers' Obligations under the Agreement shall have been amended so as to cause such guaranty not to be subject to the limitations on liability set forth therein with respect to Victor, the Victor Advance and obligations specifically related thereto or arising therefrom;

               (b) The Agent and each Lender shall have received from CMCC certified true and complete copies of all documentation relating to Victor; and

     4.3 ADDITIONAL AGREEMENTS RELATING TO VICTOR ADVANCE. Notwithstanding any other provisions of the Agreement, the Borrowers, Guarantors, Agent and Lenders hereby agree as follows:

               (a) The Victor Advance, along with all interest and other Obligations relating thereto, shall be due and payable upon the earlier to occur of (i) ninety (90) days following the date of the Victor Advance, and
     (ii) the Maturity Date.

5.   FEES.
     ----

     5.1 LOAN FEES. The Borrowers shall pay a commitment fee to BofA for the period commencing on the date hereof and ending at the end of the Increase Period equal to $4,340.28, such payment to be made, and to be considered fully earned and non-refundable, simultaneously with the execution and delivery of this Amendment.

     5.2 OVERADVANCE FACILITY FEE. The Borrowers agree to pay a facility fee to Agent on behalf of BofA on the average daily unborrowed portion of the Maximum Overadvance Amount from the October 3, 2005 through December 26, 2005 (the "Overadvance Facility Fee"), calculated as set forth below. The Overadvance Facility Fee shall be payable in arrears on December 27, 2005 for the preceding eighty-five day period ending on December 26, 2005, and shall be calculated by multiplying the average daily unborrowed portion of the Maximum Overadvance Amount for such eighty-five day period by 0.001% percent, and multiplying that product by a fraction, the numerator of which is eighty-five days, and the denominator of which is ninety (90) days. The Borrowers shall not be entitled to any credit, rebate or repayment of the Overadvance Facility Fee notwithstanding any termination of this Amendment or the Agreement or suspension or termination of the Agent's or any Lender's respective obligation to make Warehousing Advances or Overadvances hereunder.

6. RATIFICATION OF LOAN DOCUMENTS; ACKNOWLEDGMENTS. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrowers hereby:

     6.1. Ratify, confirm, and reaffirm all representations, warranties, and covenants contained in the Agreement and in the Loan Documents (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledge and agree that the Obligations, including, without limitation, on account of any Overadvances, are and continue to be secured by the Collateral.

     6.2. Acknowledge and agree that the Borrowers do not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrowers hereby WAIVE and RELEASE the Agent and Lenders therefrom.

     6.3. Represent and warrant that:

               a. As of the date the Borrowers execute this Amendment, no Default exists, nor will a Default exist as of the effective date of this Amendment.

               b. This Amendment has been duly executed and delivered on behalf of the Borrowers, and constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and to the effect of equitable principles whether applied in an action at law or a suit in equity.

7. GUARANTY. The Guarantors hereby reaffirm their respective Guaranties, and agree that neither the execution of this Amendment, the performance or consummation of any of the transactions contemplated hereby, or any subsequent modification, extension, renewal, amendment, supplement or restatement of the Agreement, including any increase or reduction in the Total Commitments (or any Lender's Commitment), shall in any way limit, restrict, qualify, or extinguish their liability under the terms of their respective Guaranties, whether or not either Guarantor executes a confirmation of its Guaranty in connection with any such subsequent modification, extension, renewal, amendment, supplement or restatement, or increase or reduction.

8. CONDITIONS PRECEDENT. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

     8.1. This Amendment shall have been duly executed and delivered by the respective parties hereto (including the Guarantors for the purposes of Section 7 hereof) and shall be in full force and effect.

     8.2. The allonge to the Promissory Note, dated as of March 18, 2005, made by CMCC, payable to the order of Bank of America, N.A., in the principal face amount of $100,000,000.00, substantially in the form of EXHIBIT 8.2 to this Amendment (the "CMCC Allonge"), shall have been duly executed and delivered by CMCC to BofA, and shall be in full force and effect. The allonge to the Promissory Note, dated as of September 29, 2005, made by CMP, payable to the order of Bank of America, N.A., in the principal face amount of $100,000,000.00, substantially in the form of EXHIBIT 8.2 to this Amendment (the "CMP Allonge" and together with the CMCC Allonge, the "Allonges"), shall have been duly executed and delivered by CMP to BofA, and shall be in full force and effect. At such time as (i) the Increase Period has ended and (ii) the principal amount of the Loan outstanding is less than the Warehouse Commitment Amount, the Agent will return the Allonges to the Borrowers marked cancelled.

     8.3. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Amendment and the Allonges shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     8.4. All action on the part of the Guarantors necessary for the valid execution, delivery and performance by the Guarantors of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     8.5. The Borrowers shall have provided such other items to the Agent as are set forth on the Closing Agenda attached as EXHIBIT 8.5 to this Amendment, and such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

     8.6. No Default shall have occurred and be continuing.

9. GENERAL.
   -------

     9.1 COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     9.2 AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

     9.3 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     9.4 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Guarantors, the Lenders and the Agent.

     9.5 HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9.6 INTEGRATION. This Amendment (and documents contemplated by the Closing Agenda) contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     9.7 NO COURSE OF DEALING. The Agent and the Lenders have entered into this Amendment on the express understanding with each Borrower and each Guarantor that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrowers and the Guarantors. The Agent's and the Lenders' right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.


                [Remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.

                                BORROWERS:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By: /s/ Alan P. Hirmes
                                             ------------------
                                         Name: Alan P. Hirmes
                                               --------------
                                         Title: Corporate Managing Director
                                                ---------------------------

                                         CHARTERMAC MORTGAGE PARTNERS CORP.

                                         By: /s/ Alan P. Hirmes
                                             ------------------
                                         Name: Alan P. Hirmes
                                               --------------
                                         Title: Corporate Managing Director
                                                ---------------------------


                                LENDERS:

                                         BANK OF AMERICA, N.A., as Agent and
                                         as a Lender

                                         By: /s/ John F. Simon
                                             -----------------
                                         Name: John F. Simon
                                               -------------
                                         Title: Senior Vice President
                                                ---------------------


                                         HSBC BANK USA, NATIONAL ASSOCIATION,
                                         as a Lender

                                         By: /s/ Christopher J. Montante
                                             ---------------------------
                                         Name: Christopher J. Montante
                                               -----------------------
                                         Title: Vice President
                                                --------------


                       [Signatures continued on next page]


(Amendment No. 5 Sig. Pg.)

Accepted and Agreed:

CHARTER MAC CORPORATION, as Guarantor

By: /s/ Alan P. Hirmes
    ------------------
Name: Alan p. Hirmes
      --------------
Title: Chief Operating Officer
       -----------------------


CHARTERMAC, as Guarantor

By: /s/ Alan P. Hirmes
    ------------------
Name: Alan p. Hirmes
      --------------
Title: Chief Financial Officer
       -----------------------


(Amendment No. 5 Sig. Pg.)

                                   EXHIBIT 8.2
                                   -----------

                                     ALLONGE
                          DATED AS OF DECEMBER 2, 2005


     This Allonge is made to that certain Promissory Note, dated as of March 18, 2005, made by the Borrower, and payable to Bank of America, N.A. (successor by merger to Fleet National Bank), in the original principal amount of $50,000,000.00 (the "Note"). Terms not defined herein have the same meanings as in the Note.

     The principal amount of the Note shall be increased from $50,000,000.00 to $100,000,000.00. This Allonge hereby is part of the Note and shall be subject to all of the terms and conditions thereof.

     Although it is in the interest of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

     This instrument shall have the force and effect of an instrument executed under seal under the laws of The Commonwealth of Massachusetts (without regard to its rules regarding choice of law).

     IN WITNESS WHEREOF, Borrower has caused this Allonge to be duly executed as of the date set forth above.


                                         BORROWER:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By:_________________________________
                                             Name:___________________________
                                             Title: _________________________


                                   EXHIBIT 8.5
                                   -----------

                                 CLOSING AGENDA
                                 --------------

DOCUMENT                                                                            RESPONSIBLE
                                                                                    PARTY
1.   Amendment  No. 5 to Amended and Restated  Mortgage  Warehousing  Credit and         BofA/NMF
     Security Agreement

     a.   Exhibit 8.2.: Form of Allonge

     b.   Exhibit 8.5.: Closing Agenda

2.   Allonge dated as of December 2, 2005 to  Promissory  Note dated as of March         BofA/NMF
     18,  2005,  made by CMCC,  payable to the order of Bank of  America,  N.A.,
     changing  the  original   principal  face  amount  of   $50,000,000.00   to
     $100,000,000.00.

3.   Allonge  dated  as of  December  2,  2005 to  Promissory  Note  dated as of         BofA/NMF
     September 29, 2005,  made by CMP,  payable to the order of Bank of America,
     N.A.,  changing the original  principal  face amount of  $50,000,000.00  to
     $100,000,000.00.

4.   Amendment No. 2 to Second Amended and Restated  Guaranty,  from CharterMac.         BofA/NMF

5.   Certified  true and  correct  copies of all  executed  and  delivered  Loan       Borrower/PR
     Documents relating to Victor.

6.   Original executed counterpart of the Victor Mortgage Note in principal face       Borrower/PR
     amount not to exceed $26 million, endorsed in blank by CMCC.

7.   Assignment of Victor Mortgage.                                                      BofA/NMF

8.   Opinions

     a.   Massachusetts  Opinion Letter from Proskauer Rose LLP addressed to the       Borrower/PR
          Agent and the Lenders

     b. Opinion Letter from Richards, Layton and Finger addressed to the Agent and the Lenders

9.   CMCC Corporate Authority Documents                                                Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transaction and a bring-down of the By-laws

10.  CMP Corporate Authority Documents                                                 Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transactions and a bring-down of the By-laws.



11.  Charter Mac Corporation Corporate Authority Documents                             Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the guarantee of the transactions and a bring-down of the corporation's By-laws,

12.  CharterMac Statutory Trust Authority Documents                                    Borrower/PR

     a.   Secretary's  Certificate,  including  the  Resolutions  adopted by the
          Trustees   authorizing  the  guarantee  of  the   transactions  and  a
          bring-down of the By-laws,

13.  Certificates  of Good  Standing  and  legal  existence  from  the  Delaware       Borrower/PR
     Secretary of State pertaining to the following entities:

     a.   CMCC

     b.   CMP

     c.   CharterMac Corporation

     d.   CharterMac


                                                           EXECUTION COUNTERPART

                                 AMENDMENT NO. 6
                                 ---------------
                                       TO
                                       --
                    AMENDED AND RESTATED MORTGAGE WAREHOUSING
                    -----------------------------------------
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

     THIS AMENDMENT NO. 6 (this "Amendment") is entered into as of December 26, 2005, among CHARTERMAC MORTGAGE CAPITAL CORPORATION, a Delaware corporation, ("CMCC"), CHARTERMAC MORTGAGE PARTNERS CORP., a Delaware corporation ("CMP" and, collectively with CMCC, the "Borrowers"); BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank) as a Lender ("BofA") and as agent (in such capacity, the "Agent") for itself and the other Lenders, and such other Lenders; and CharterMac, a Delaware statutory trust ("CharterMac"), and Charter Mac Corporation, a Delaware corporation (each individually, a "Guarantor," and collectively "the Guarantors").

                                    RECITALS
                                    --------

     Reference is made to the following facts that constitute the background of this Amendment:

     A. The Borrowers, the Agent and the Lenders have entered into that certain Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of March 18, 2005 ("Original Agreement"), as amended by that certain Amendment No. 1, dated as of July 28, 2005 ("Amendment No. 1"), that certain Amendment No. 2, dated as of September 29, 2005 ("Amendment No. 2"), that certain Amendment No. 3, dated as of October 3, 2005 ("Amendment No. 3"), that certain Amendment No. 4, dated as of October 31, 2005 ("Amendment No. 4") and that certain Amendment No. 5, dated as of December 2, 2005 ("Amendment No. 5" and together with the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement.

     B. Pursuant to terms of Amendment No. 3, as amended by Amendment No. 4 and Amendment No. 5, BofA agreed to fund Warehousing Advances of up to $50,000,000.00 greater than the Warehousing Commitment Amount through 5:00 p.m. EST on December 26, 2005.

     C. The Borrowers and the Guarantors have requested that in lieu of the terms of Amendment No. 3, as amended by Amendment No. 4 and Amendment No. 5, for a period of sixty-five days from the date hereof (the "Increase Period"), in the event the principal amount of the Loan then outstanding equals or exceeds the Warehousing Commitment Amount, the Lenders fund Warehousing Advances of up to $150,000,000.00 greater than the Warehousing Commitment Amount (the "Maximum Overadvance Amount") through 5:00 p.m. EST on February 28, 2006. From and after the 5:00 p.m. EST on February 28, 2006, the Maximum Overadvance Amount shall equal zero dollars.

     D. The Agent and the Lenders are willing to amend the Agreement to accommodate such request solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the above premises and the representations, warranties, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   TEMPORARY INCREASE IN THE LOAN.
     ------------------------------

     1.1. OVERADVANCES. Subject to the terms and conditions of the Agreement, and provided there is not then in existence a Default, (i) in the event that a Warehousing Advance Request is received at such time as the aggregate principal balance of the Loan then outstanding equals or exceeds the Warehousing Commitment Amount, the Lenders agree to fund such Warehousing Advance so requested in accordance with their Commitment Percentage; and (ii) in the event a Warehousing Advance made pursuant to a Warehousing Advance Request would cause the principal amount of the Loan then outstanding to exceed the Warehousing Commitment Amount, the Lenders agree to fund the portion of such Warehousing Advance that causes the then outstanding principal balance of the Loan to exceed the Warehousing Commitment Amount in accordance with their Commitment Percentage; (each such advance contemplated by clause (i) or portion thereof contemplated by clause (ii), an "Overadvance"). The Lenders shall not be obligated to make all or any portion of a requested Overadvance in the event, and to the extent, that the making of such requested Overadvance would cause the aggregate principal amount of all Overadvances then outstanding to exceed the then applicable Maximum Overadvance Amount.

     1.2. REPAYMENT OF OVERADVANCES. At any time any Overadvance or portion thereof continues to be outstanding, any payment that is received by the Agent or a Lender that is to be applied to reduce the then outstanding principal balance of the Loan in accordance with the terms of the Agreement shall be paid first to reduce or eliminate the then outstanding aggregate principal balance of the Overadvances.

2.   AMENDMENTS TO THE AGREEMENT.
     ---------------------------

     2.1. AMENDMENT TO SECTION 2.1.1 OF THE AGREEMENT. Section 2.1.1 of the Agreement is hereby amended by deleting the sentence "The aggregate principal amount of the Loan outstanding at any one time may not exceed the Warehousing Commitment Amount." and substituting the following in its stead:

          "The aggregate principal amount of the Loan outstanding at any one time may not exceed the Warehousing Commitment Amount plus the then applicable Maximum Overadvance Amount."

     2.2.  AMENDMENT TO SECTION  2.1.2 OF THE  AGREEMENT.  Section  2.1.2 of the
Agreement  is  hereby  amended  by  deleting  the   introductory   sentence  and
substituting the following in its stead:

          "2.1.2 MAXIMUM AMOUNT OF FACILITY. Subject to the applicable terms and conditions of this Agreement, the maximum principal amount outstanding under the Facility during the Increase Period shall not exceed $250,000,000.00, and from and after February 28, 2006 shall not exceed $100,000,00.00."

     2.3. AMENDMENT TO SECTION 2.1.4 OF THE AGREEMENT. Section 2.1.4 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

          "2.1.4 OUTSTANDING BALANCE OF THE LOAN. In the event at any time the outstanding principal balance of the Loan should exceed the lesser of
          (x) the Warehousing Commitment Amount plus the Maximum Overadvance Amount, or (y) the aggregate Warehousing Collateral Value of all Eligible Loans against which Warehousing Advances are then outstanding, the Borrowers shall repay such excess amount on demand to the Agent so that the outstanding principal balance of the Facility is in compliance with the terms and provisions hereof."

     2.4. AMENDMENT TO SECTION 2.5.2 OF THE AGREEMENT. Section 2.5.2 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in its stead:

          "2.5.2 FACILITY FEE. The Borrowers agree to pay a facility fee to Agent on behalf of the Lenders on the average daily unborrowed portion of (i) the Warehouse Commitment Amount and (ii) the Maximum Overadvance Amount from the Agreement Date to the Maturity Date (the "Facility Fee"), calculated as set forth below. The Facility Fee shall be payable in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter or portion thereof and on the Maturity Date, and shall be calculated by multiplying the sum of the average daily unborrowed portion of (i) the Warehouse Commitment Amount and (ii) the Maximum Overadvance Amount for such immediately preceding calendar quarter or portion thereof by 0.010% percent, and multiplying that product by a fraction, the numerator of which is the number of days during such calendar quarter that the Facility remained outstanding, and the denominator of which is ninety (90) days. The Borrower shall not be entitled to any credit, rebate or repayment of the Facility Fee notwithstanding any termination of this Agreement or suspension or termination of the Agent's and any Lender's respective obligation to make Warehousing Advances hereunder."

     2.5. AMENDMENT TO SCHEDULE 1 TO THE AGREEMENT. Schedule 1 to the Agreement is hereby amended by deleting it in its entirety and substituting Schedule 1 attached to this Amendment in its stead.

3. COMMITMENT FEE. For the period commencing on the date hereof and ending on February 28, 2006, the Borrowers shall pay to the Agent, simultaneously with the execution and delivery hereof, for the pro rata benefit of the Lenders, based on their respective Commitment Percentage, a commitment fee of $33,854.17.

4. RATIFICATION OF LOAN DOCUMENTS; ACKNOWLEDGMENTS. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrowers hereby:

     4.1. Ratify, confirm, and reaffirm, as of the date hereof, all representations, warranties, and covenants contained in the Agreement and in the Loan Documents (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledge and agree that the Obligations are and continue to be secured by the Collateral.

     4.2. Acknowledge and agree that the Borrowers do not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrowers hereby WAIVE and RELEASE the Agent and Lenders therefrom.

4.3. Represent and warrant that:

               a. As of the date the Borrowers execute this Amendment, no Default exists, nor will a Default exist as of the effective date of this Amendment.

               b. This Amendment has been duly executed and delivered on behalf of the Borrowers, and constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and to the effect of equitable principles whether applied in an action at law or a suit in equity.

5. GUARANTY. The Guarantors hereby reaffirm their respective Guaranties, and agree that neither the execution of this Amendment, the performance or consummation of any of the transactions contemplated hereby, or any subsequent modification, extension, renewal, amendment, supplement or restatement of the Agreement, including any increase or reduction in the Total Commitments (or any Lender's Commitment) or the making of any Advance entirely or partially in excess of the Warehousing Commitment Amount, shall in any way limit, restrict, qualify, or extinguish their liability under the terms of their respective Guaranties, whether or not either Guarantor executes a confirmation of its Guaranty in connection with any such subsequent modification, extension, renewal, amendment, supplement or restatement, or increase or reduction. In furtherance of the foregoing, the Guarantors' execution and delivery of this Amendment constitute the Guarantors' ratification, confirmation and reaffirmation, as of the date hereof, of all representations, warranties, and covenants in their respective Guaranties and in the other Loan Documents (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date).

6. ADDITIONAL CONDITIONS PRECEDENT.  This Amendment shall not be effective until
each  of  the  following   conditions  precedent  have  been  fulfilled  to  the
satisfaction of the Agent and the Lenders:

     6.1. This Amendment shall have been duly executed and delivered by the respective parties hereto (including the Guarantors for the purposes of Section 5 hereof) and shall be in full force and effect.

     6.2. The allonges to the Promissory Notes, each dated as of March 18, 2005, made by CMCC, payable to the order of Bank of America, N.A. and HSBC Bank USA, changing the principal face amount of $50,000,000.00 to $150,000,000.00 and $50,000,000.00 to $100,000,000.00, respectively, substantially in the form of
EXHIBIT 6.2. to this Amendment (the "CMCC Allonges"), shall have been duly executed and delivered by CMCC to BofA and HSBC, and shall be in full force and effect. The allonges to the Promissory Notes, each dated as of September 29, 2005, made by CMP, payable to the order of Bank of America, N.A. and HSBC Bank USA, changing the principal face amount of $50,000,000.00 to $150,000,000.00 and $50,000,000.00 to $100,000,000.00, respectively, substantially in the form of
EXHIBIT 6.2. to this Amendment (the "CMP Allonges" and together with the CMCC Allonges, the "Allonges"), shall have been duly executed and delivered by CMP to BofA and HSBC, and shall be in full force and effect. At such time as (i) each of the Maximum Overadvance Amount and the aggregate principal amount outstanding of Overadances is zero dollars, and (ii) the principal amount of the Loan outstanding is less than the Warehouse Commitment Amount, the Lenders will return the Allonges to the Borrowers marked cancelled.

     6.3. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Amendment and the Allonges shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     6.4. All action on the part of the Guarantors necessary for the valid execution, delivery and performance by the Guarantors of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     6.5. The Borrowers and the Guarantors shall have provided such other items to the Agent, and taken such other actions, as are set forth on the Closing Agenda attached as EXHIBIT 6.5. to this Amendment, and such additional instruments and documents shall be provided to the Agent, and such further actions shall be taken, as the Agent and the Agent's counsel may have reasonably requested.

     6.6. No Default shall have occurred and be continuing.

7.   GENERAL.
     -------

     7.1. COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     7.2. AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

     7.3. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     7.4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Guarantors, the Lenders and the Agent.

     7.5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7.6. INTEGRATION. This Amendment (and documents contemplated by the Closing Agenda) contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     7.7. NO COURSE OF DEALING. The Agent and the Lenders have entered into this Amendment on the express understanding with each Borrower and each Guarantor that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrowers and the Guarantors. The Agent's and the Lenders' right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.


                [Remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.

                                BORROWERS:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By: /s/ Alan P. Hirmes
                                             ------------------
                                         Name: Alan P. Hirmes
                                               --------------
                                         Title: Corporate Managing Director
                                                ---------------------------

                                         CHARTERMAC MORTGAGE PARTNERS CORP.

                                         By: /s/ Alan P. Hirmes
                                             ------------------
                                         Name: Alan P. Hirmes
                                               --------------
                                         Title: Corporate Managing Director
                                                ---------------------------


                                LENDERS:

                                         BANK OF AMERICA, N.A., as Agent and
                                         as a Lender

                                         By: /s/ John F. Simon
                                             -----------------
                                         Name: John F. Simon
                                               -------------
                                         Title: Senior Vice President
                                                ---------------------


                                         HSBC BANK USA, NATIONAL ASSOCIATION,
                                         as a Lender

                                         By: /s/ Christopher J. Montante
                                             ---------------------------
                                         Name: Christopher J. Montante
                                               -----------------------
                                         Title: Vice President
                                                --------------


                       [Signatures continued on next page]


(Amendment No. 6 Sig. Pg.)

Accepted and Agreed:

CHARTER MAC CORPORATION, as Guarantor

By: /s/ Alan P. Hirmes
    ------------------
Name: Alan p. Hirmes
      --------------
Title: Chief Operating Officer
       -----------------------


CHARTERMAC, as Guarantor

By: /s/ Alan P. Hirmes
    ------------------
Name: Alan p. Hirmes
      --------------
Title: Chief Financial Officer
       -----------------------


(Amendment No. 6 Sig. Pg.)

                                   EXHIBIT 6.2
                                   -----------

                                     ALLONGE
                          DATED AS OF DECEMBER 26, 2005


     This Allonge is made to that certain Promissory Note, dated as of March 18, 2005, made by the Borrower, and payable to Bank of America, N.A. (successor by merger to Fleet National Bank), in the original principal amount of $50,000,000.00 (the "Note"). Terms not defined herein have the same meanings as in the Note.

     From and after the date hereof the principal amount of the Note shall be increased from $50,000,000.00 to $150,000,000.00, and this Allonge shall become part of the Note and shall be subject to all of the terms and conditions thereof.

     Although it is in the interest of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

     This instrument shall have the force and effect of an instrument executed under seal under the laws of The Commonwealth of Massachusetts (without regard to its rules regarding choice of law).

     IN WITNESS WHEREOF, Borrower has caused this Allonge to be duly executed as of the date set forth above.


                                         BORROWER:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By:_________________________________
                                             Name:___________________________
                                             Title: _________________________


                                   EXHIBIT 6.5
                                   -----------

                                 CLOSING AGENDA
                                 --------------

DOCUMENT                                                                            RESPONSIBLE
                                                                                    PARTY

1.   Amendment  No. 6 to Amended and Restated  Mortgage  Warehousing  Credit and         BofA/NMF
     Security Agreement

     a.   Exhibit 6.2.: Form of Allonge

     b.   Exhibit 6.5.: Closing Agenda

2.   Allonge dated  December 26 2005 to Promissory  Note,  dated as of March 18,         BofA/NMF
     2005, made by CMCC, payable to the order of Bank of America, N.A., changing the original principal face amount of $50,000,000.00 to $150,000,000.00.

3.   Allonge dated December 26, 2005 to Promissory  Note,  dated as of March 18,         BofA/NMF
     2005,  made by CMCC,  payable to the order of HSBC Bank USA,  changing  the original principal face amount of $50,000,000.00 to $100,000,000.00.

4.   Allonge dated December 26, 2005 to Promissory  Note,  dated as of September         BofA/NMF
     29,  2005,  made by CMP,  payable  to the order of Bank of  America,  N.A.,
     changing  the  original   principal  face  amount  of   $50,000,000.00   to
     $150,000,000.00.

5.   Allonge dated December 26, 2005 to Promissory  Note,  dated as of September          BofA/NMF
     29, 2005, made by CMP, payable to the order of HSBC Bank USA,  changing the principal face amount of $50,000,000.00 to $100,000,000.00.

6.   Opinions                                                                          Borrower/PR

     a.   Massachusetts  Opinion Letter from Proskauer Rose LLP addressed to the
          Agent and the Lenders

     b. Opinion Letter from Richards, Layton and Finger addressed to the Agent and the Lenders

7.   CMCC Corporate Authority Documents                                                Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transaction and a bring-down of the By-laws

8.   CMP Corporate Authority Documents                                                 Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the transactions and a bring-down of the By-laws.

9.   CharterMac Corporation Corporate Authority Documents                              Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Directors authorizing the guarantee of the transactions and a bring-down of the By-laws.



10.  CharterMac Statutory Trust Authority Documents                                    Borrower/PR

     a. Secretary's Certificate, including the Resolutions adopted by the Board of Trustees authorizing the guarantee of the transactions and a bring-down of the By-laws.

11.  Certificates  of Good  Standing  and  Legal  Existence  from  the  Delaware       Borrower/PR
     Secretary of State pertaining to the following entities:

     a.   CMCC

     b.   CMP

     c.   CharterMac Corporation

     d.   CharterMac


                          SCHEDULE 1 TO LOAN AGREEMENT
                          ----------------------------

              COMMITMENTS: COMMITMENT PERCENTAGES; NOTICE ADDRESSES
              -----------------------------------------------------

          LENDER                    COMMITMENT             COMMITMENT PERCENTAGE
--------------------------------------------------------------------------------
Bank of America, N.A.             $150,000,000.00                  60.0%
HSBC Bank USA                     $100,000,000.00                  40.0%

FOR NOTICES:

Bank of America, N.A.
One Federal Street, 4th Floor
Boston, MA 02110
Attention:        John F. Simon, Senior Vice President
                  Mail Stop: MA5-503-04-16
                  Fax No.: (617) 346-4670


HSBC Bank USA, National Association
One HSBC Center, 27th Floor
Buffalo, NY 14203
Attention:        Christopher J. Montante, Vice President
         .        Fax No.: (716) 841-4199

                                                           EXECUTION COUNTERPART

                                 AMENDMENT NO. 7
                                 ---------------
                                       TO
                                       --
                    AMENDED AND RESTATED MORTGAGE WAREHOUSING
                    -----------------------------------------
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

     THIS AMENDMENT NO. 7 (this "Amendment") is entered into as of February 28, 2006, among CHARTERMAC MORTGAGE CAPITAL CORPORATION, a Delaware corporation, ("CMCC"), CHARTERMAC MORTGAGE PARTNERS CORP., a Delaware corporation ("CMP" and, collectively with CMCC, the "Borrowers"); BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank) as a Lender ("BofA") and as agent (in such capacity, the "Agent") for itself and the other Lenders, and such other Lenders; and CharterMac, a Delaware statutory trust, and Charter Mac Corporation, a Delaware corporation (each individually, a "Guarantor," and collectively "the Guarantors").

                                    RECITALS
                                    --------

     Reference is made to the following facts that constitute the background of this Amendment:

     A. The Borrowers, the Agent and the Lenders have entered into that certain Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of March 18, 2005 ("Original Agreement"), as amended by that certain Amendment No. 1 dated as of July 28, 2005 ("Amendment No. 1"), that certain Amendment No. 2 dated as of September 29, 2005 ("Amendment No. 2"), that certain Amendment No. 3 dated as of October 3, 2005 ("Amendment No. 3"), that certain Amendment No. 4 dated as of October 31, 2005 ("Amendment No. 4"), that certain Amendment No. 5 dated as of December 2, 2005 ("Amendment No. 5") and that certain Amendment No. 6 dated as of December 26, 2005 ("Amendment No. 6" and together with the Original Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Agreement.

     B. The Borrowers and the Guarantors have requested that the Maturity Date be extended to March 14, 2006. The Agent and the Lenders are willing to amend the Agreement to accommodate such request solely upon the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the above premises and the representations, warranties, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.   AMENDMENTS TO THE AGREEMENT.
     ---------------------------

     1.1. AMENDMENT TO EXHIBIT A TO THE AGREEMENT. The definition of Maturity Date is hereby amended by deleting it in its entirety and substituting the following in its stead: "MATURITY DATE means the earlier of March 14, 2006 or the date upon which the whole of the Commitments are terminated or the Loan is accelerated in accordance with applicable provisions of this Agreement."

     1.2. AMENDMENT TO SCHEDULE 1 TO THE AGREEMENT. Schedule 1 to the Agreement is hereby amended by deleting it in its entirety and substituting Schedule 1 attached to this Amendment in its stead.

2. COMMITMENT FEE. For the period commencing on the date hereof and ending on March 14, 2006, the Borrowers shall pay to the Agent, simultaneously with the execution and delivery hereof, for the pro rata benefit of the Lenders, based on their respective Commitment Percentage, a commitment fee of $4,861.11.

 3. EXPIRATION OF OVERADVANCES. The parties acknowledge that, from and after the date hereof, (a) the Maximum Overadvance Amount is zero (0), and (b) the maximum principal amount outstanding under the Facility shall not exceed $100,000,000.

4. RATIFICATION OF LOAN DOCUMENTS; ACKNOWLEDGMENTS. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrowers hereby:

     4.1. Ratify, confirm, and reaffirm, as of the date hereof, all representations, warranties, and covenants contained in the Agreement and in the Loan Documents (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledge and agree that the Obligations are and continue to be secured by the Collateral.

     4.2. Acknowledge and agree that the Borrowers do not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrowers hereby WAIVE and RELEASE the Agent and Lenders therefrom.

     4.3. Represent and warrant that:

               a. As of the date the Borrowers execute this Amendment, no Default exists, nor will a Default exist as of the effective date of this Amendment.

               b. This Amendment has been duly executed and delivered on behalf of the Borrowers, and constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and to the effect of equitable principles whether applied in an action at law or a suit in equity.

5. GUARANTY. The Guarantors hereby reaffirm their respective Guaranties, and agree that neither the execution of this Amendment, the performance or consummation of any of the transactions contemplated hereby, or any subsequent modification, extension, renewal, amendment, supplement or restatement of the Agreement, including any increase or reduction in the Total Commitments (or any Lender's Commitment) or the making of any Advance entirely or partially in excess of the Warehousing Commitment Amount, shall in any way limit, restrict, qualify, or extinguish their liability under the terms of their respective Guaranties, whether or not either Guarantor executes a confirmation of its Guaranty in connection with any such subsequent modification, extension, renewal, amendment, supplement or restatement, or increase or reduction. In furtherance of the foregoing, the Guarantors' execution and delivery of this Amendment constitute the Guarantors' ratification, confirmation and reaffirmation, as of the date hereof, of all representations, warranties, and covenants in their respective Guaranties and in the other Loan Documents (except for changes that are not singly or in the aggregate materially adverse resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date).

6. ADDITIONAL CONDITIONS PRECEDENT.  This Amendment shall not be effective until
each  of  the  following   conditions  precedent  have  been  fulfilled  to  the
satisfaction of the Agent and the Lenders:

     6.1. This Amendment shall have been duly executed and delivered by the respective parties hereto (including the Guarantors for the purposes of Section 5 hereof) and shall be in full force and effect.

     6.2. No Default shall have occurred and be continuing.

7.   GENERAL.
     -------

     7.1. COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     7.2. AMENDMENT AS LOAN DOCUMENT. Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under and as defined in the Agreement.

     7.3. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     7.4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Guarantors, the Lenders and the Agent.

     7.5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7.6. INTEGRATION. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This
Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

     7.7. NO COURSE OF DEALING. The Agent and the Lenders have entered into this Amendment on the express understanding with each Borrower and each Guarantor that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Borrowers and the Guarantors. The Agent's and the Lenders' right to require strict performance with all of the terms and the conditions of Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.


                [Remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.

                                BORROWERS:

                                         CHARTERMAC MORTGAGE CAPITAL CORPORATION

                                         By: /s/ Mark Duggal
                                             ---------------
                                         Name: Mark Duggal
                                               -----------
                                         Title: Chief Financial Officer
                                                -----------------------

                                         CHARTERMAC MORTGAGE PARTNERS CORP.

                                         By: /s/ Mark Duggal
                                             ---------------
                                         Name: Mark Duggal
                                               -----------
                                         Title: Chief Financial Officer
                                                -----------------------


                                LENDERS:

                                         BANK OF AMERICA, N.A., as Agent and
                                         as a Lender

                                         By: /s/ John F. Simon
                                             -----------------
                                         Name: John F. Simon
                                               -------------
                                         Title: Senior Vice President
                                                ---------------------


                                         HSBC BANK USA, NATIONAL ASSOCIATION,
                                         as a Lender

                                         By: /s/ Christopher J. Montante
                                             ---------------------------
                                         Name: Christopher J. Montante
                                               -----------------------
                                         Title: Vice President
                                                --------------


                       [Signatures continued on next page]


(Amendment No.7 Sig. Pg.)

Accepted and Agreed:

CHARTER MAC CORPORATION, as Guarantor

CHARTER MAC CORPORATION, as Guarantor

By: /s/ Alan P. Hirmes
    ------------------
Name: Alan p. Hirmes
      --------------
Title: Chief Operating Officer
       -----------------------


CHARTERMAC, as Guarantor

By: /s/ Alan P. Hirmes
    ------------------
Name: Alan p. Hirmes
      --------------
Title: Chief Financial Officer
       -----------------------


(Amendment No. 7 Sig. Pg.)

                          SCHEDULE 1 TO LOAN AGREEMENT
                          ----------------------------

              COMMITMENTS: COMMITMENT PERCENTAGES; NOTICE ADDRESSES
              -----------------------------------------------------

          LENDER                 COMMITMENT             COMMITMENT PERCENTAGE
--------------------------------------------------------------------------------
Bank of America, N.A.          $50,000,000.00                   50.0%
HSBC Bank USA                  $50,000,000.00                   50.0%

FOR NOTICES:

Bank of America, N.A.
One Federal Street, 4th Floor
Boston, MA 02110
Attention:        John F. Simon, Senior Vice President
                  Mail Stop: MA5-503-04-16
                  Fax No.: (617) 346-4670


HSBC Bank USA, National Association
One HSBC Center, 27th Floor
Buffalo, NY 14203
Attention:        Christopher J. Montante, Vice President
                  Fax No.: (716) 841-4199